As filed with the Securities and Exchange Commission on November 30, 2012

1933 Act Registration File No. [               ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[      ]           Pre-Effective Amendment No. ___
  [      ]           Post-Effective Amendment No. ___

(Check appropriate box or boxes.)

NEUBERGER BERMAN INCOME FUNDS
(Exact Name of Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

(Name and Address of Agent for Service)

With copies to:

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
___________________________________

For the new Institutional Class shares of Neuberger Berman New York Municipal Intermediate Bond Fund.  Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

The public offering of shares of Registrant’s series is ongoing.  The title of the securities being registered is shares of beneficial interest.

It is proposed that this filing will become effective December 30, 2012 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities

NEUBERGER BERMAN INCOME FUNDS
FORM N-14

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement on Form N-14

Letter to Shareholders

Notice of Special Meeting

Part A - Prospectus and Proxy Statement

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibit Index

Exhibits

THE EMPIRE BUILDER TAX FREE BOND FUND
546 Fifth Avenue, 7th Floor
New York, New York 10036

[Insert Date]

Dear Shareholder,

Enclosed please find several documents that are being furnished to you in connection with a Special Meeting of Shareholders (the “Meeting”) of the Empire Builder Tax Free Bond Fund (“Empire Builder Fund”).  As a shareholder of Empire Builder Fund, you are being asked to approve an Agreement and Plan of Reorganization and Termination (“Reorganization Plan”) under which Empire Builder Fund would be reorganized into Neuberger Berman New York Municipal Income Fund, a newly created series of Neuberger Berman Income Funds, a Delaware statutory trust (“New Fund”).

You are being asked to review the enclosed Prospectus/Proxy Statement and to cast your vote on the proposal to reorganize Empire Builder Fund into New Fund.  If the Reorganization Plan is approved, Empire Builder Fund’s existing investment adviser, Glickenhaus & Co., will be replaced by Neuberger Berman Management LLC, which will serve as investment adviser to New Fund, and Neuberger Berman Fixed Income LLC, which will serve as sub-adviser to New Fund.  New Fund will have an investment objective and investment strategies that are similar to those of Empire Builder Fund.  The enclosed proxy is being solicited on behalf of the Board of Trustees of Empire Builder Fund.  The Board of Trustees of Empire Builder Fund recommends that you vote “FOR” the Reorganization Plan.

If approved by shareholders, this is how the proposed reorganization will work:

●	Empire Builder Fund will transfer its assets to New Fund.

●
In return, New Fund will issue new Institutional Class shares to Empire Builder Fund, which then will be distributed to you in an amount equal in value to your [respective Premier Class or Builder Class] shares of Empire Builder Fund. New Fund will also assume any outstanding liabilities of Empire Builder Fund at the time of the proposed reorganization.

●	You will not incur any sales loads or similar transaction costs as a result of the proposed reorganization.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.  After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope, or help us save time and postage costs by voting on the Internet or by telephone – instructions can be found on your proxy card.  Any proposal submitted to a vote at the meeting by anyone other than the officers or trustees of Empire Builder Fund may be voted only in person or by written proxy.

If you have any questions, please call our proxy agent, at [_____] who will be glad to assist you.

Very truly yours,

[Name]
[Title]
The Empire Builder Tax Free Bond Fund

Q.           WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

A.           This document is a combined proxy statement for The Empire Builder Tax Free Bond Fund (“Empire Builder Fund”) and a prospectus for Neuberger Berman New York Municipal Income Fund (“New Fund”).  This Prospectus/Proxy Statement contains information shareholders of Empire Builder Fund should know before voting on the proposed reorganization of Empire Builder Fund into New Fund.  It should be retained for future reference.

Q.           WHAT IS BEING PROPOSED?

A.           The Trustees of Empire Builder Fund are recommending that shareholders of Empire Builder Fund approve the reorganization of Empire Builder Fund into New Fund pursuant to an Agreement and Plan of Reorganization and Termination (“Reorganization Plan”) between Empire Builder Fund and Neuberger Berman Income Funds, on behalf of New Fund.  A copy of the form of the Reorganization Plan is attached to this Prospectus/Proxy Statement as Appendix A.  If approved by Empire Builder Fund’s shareholders, Empire Builder Fund will transfer all of its assets to New Fund in exchange for Institutional Class shares of New Fund and the assumption by New Fund of the liabilities of Empire Builder Fund. Following this transfer, Institutional Class shares of New Fund will be distributed to shareholders of Empire Builder Fund in proportion to their shares of ownership interests in the respective two classes of Empire Builder Fund on the closing date, which is expected to be as soon as practicable after the Reorganization Plan is approved by shareholders, but in no event later than [_____________] (the “Closing Date”). Empire Builder Fund will then be liquidated and dissolved. These events, collectively, are referred to in this Prospectus/Proxy Statement as the “Reorganization.” New Fund is a newly created series of Neuberger Berman Income Funds and will not have commenced investment operations prior to the consummation of the Reorganization.  New Fund will have investment objectives and principal investment strategies similar to those of Empire Builder Fund.

You, as a shareholder of Empire Builder Fund, are now being asked to approve the Reorganization Plan.  By approving the Reorganization Plan, you also will be approving Neuberger Berman Management LLC (“NBM”) as New Fund’s investment adviser and Neuberger Berman Fixed Income LLC as New Fund’s sub-adviser. New Fund will be overseen by a Board of Trustees (“New Trust Board”), a majority of whose trustees are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended) of Empire Builder Fund or Neuberger Berman Income Funds.

[If shareholders do not approve the Reorganization, the Board of Trustees may consider possible alternative arrangements determined to be in the best interests of Empire Builder Fund and its shareholders, which may include the liquidation of Empire Builder Fund.]

Q.           WHY IS THE REORGANIZATION BEING PROPOSED?

A.           The primary reason for the proposed Reorganization is to provide for the ongoing management of Empire Builder Fund.  Glickenhaus & Co., the investment adviser of Empire

Builder Fund, and Neuberger Berman LLC entered into an agreement dated October 8, 2012, pursuant to which Neuberger Berman LLC would acquire certain assets and the goodwill of Glickenhaus & Co.’s business, including its business as the investment adviser to Empire Builder Fund. The Reorganization is being proposed in conjunction with that sale by Glickenhaus & Co.  The proposed Reorganization will also provide you with access to additional investment options and shareholder services.  In addition, New Fund is expected to have lower expenses than Empire Builder Fund.

Q.           HOW WILL THIS AFFECT ME AS AN EMPIRE BUILDER FUND SHAREHOLDER?

A.           If the Reorganization Plan is approved by shareholders, you will become a shareholder of New Fund.  NBM will serve as investment adviser to New Fund and will engage NBFI as sub-adviser.  Empire Builder Fund’s existing investment adviser, Glickenhaus & Co., will no longer serve as your investment adviser.

Shareholders of each Class of shares of Empire Builder Fund will receive Institutional Class shares of New Fund.  There will be no exchange fees or redemption fees applied in connection with the proposed Reorganization.  Shares of New Fund that you receive will have a total net asset value equal to the total net asset value of the shares of Empire Builder Fund you held as of the closing date of the proposed Reorganization.

Q.           WILL THE PROPOSED REORGANIZATION RESULT IN ANY TAXES?

A.           We expect that neither Empire Builder Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the proposed Reorganization.

Q.           HOW DOES THE EMPIRE BUILDER FUND BOARD RECOMMEND THAT I VOTE?

A.           Empire Builder Fund Board recommends that you vote “FOR” the proposed Reorganization of Empire Builder Fund into New Fund.  In making this determination, the Board considered, among other factors, that New Fund will have investment objectives and principal investment strategies similar to those of Empire Builder Fund, and that the total expenses for New Fund are expected to be less than the total expenses for each class of shares of Empire Builder Fund.

Q.           HOW WILL I BE NOTIFIED OF THE OUTCOME OF THE REORGANIZATION?

A.           If the Reorganization Plan is approved by shareholders, your first statement from New Fund after the Reorganization will indicate your new account number and the number of shares of New Fund you received.

Q.           WILL THE VALUE OF SHARES I OWN CHANGE FOLLOWING THE REORGANIZATION?

A.          No, the total value of the shares of New Fund you receive will equal the total value of the shares of Empire Builder Fund that you hold at the time of the Reorganization.  The number of New Fund shares you receive will differ, however, if the net asset value per share (“NAV”) of the Empire Builder Fund Builder Class shares differs from the NAV of the Empire Builder Fund Premier Class shares at that time, in which event you would receive the number of New Fund shares (with an initial NAV of $10.00) equal in total value to the Empire Builder Fund shares you then hold.  Thus, regardless of whether the NAVs of the two Empire Builder Fund share classes are identical, the total value of your holdings will not change as a result of the Reorganization.

Q.           WHO WILL PAY THE COSTS OF THE PROPOSED REORGANIZATION?

A.           NBM has agreed to pay the costs associated with the proposed Reorganization.  Empire Builder Fund will not bear any of these costs.

Q.           HOW DO I CONTACT YOU?

A.           If you have any questions about the proposal or the proxy card, please call our proxy agent, toll-free at [_____].  To learn more about NBM and New Fund, please call 1-800-877-9700.

PLEASE VOTE.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

THE EMPIRE BUILDER TAX FREE BOND FUND
546 Fifth Ave, 7th Floor
New York, New York 10036
________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on [February 15, 2013]
________________________

A Special Meeting (“Meeting”) of shareholders of The Empire Builder Tax Free Bond Fund (“Empire Builder Fund”) will be held at the offices of Glickenhaus & Co., 546 Fifth Avenue, New York, NY 10036 . on [February 15, 2013], at [_:00 _.m.] Eastern Time, for the following purposes:

PROPOSAL 1:
To approve an Agreement and Plan of Reorganization and Termination (“Reorganization Plan”) between Empire Builder Fund and Neuberger Berman Income Funds, on behalf of its newly created series, Neuberger Berman New York Municipal Income Fund (“New Fund”), and the transactions contemplated thereby, including (a) the transfer of all assets of Empire Builder Fund to, and the assumption of all its liabilities by, New Fund in exchange solely for Institutional Class shares of New Fund, (b) the distribution of those New Fund shares pro rata to shareholders of Empire Builder Fund, and (c) the termination of Empire Builder Fund; and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting and any adjournment thereof.

The proposal is discussed in greater detail in the attached Prospectus/Proxy Statement.  You are entitled to vote at the Meeting and any adjournment or postponement thereof if you owned shares of Empire Builder Fund at the close of business on [_________].  If you attend the Meeting, you may vote your shares in person.  To enter the building, please bring a photo identification and check in at the reception desk.  Whether or not you intend to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope. You may also vote by telephone or on the Internet.  Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed proxy card or by attending the Meeting and voting in person.

By order of the Board of Trustees,

Seth M. Glickenhaus
President
The Empire Builder Tax Free Bond Fund

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return the card in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED “FOR” THE PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, on the Internet or in person. To vote by telephone, please call the toll-free number listed on the enclosed proxy card. To vote on the Internet, please access the website listed on your proxy card. Shares that are registered in your name, as well as shares held in “street name” through a broker, may be voted on the Internet or by telephone. To vote in this manner, you will need the “control” number that appears on your proxy card. Any proposal submitted to a vote at the Meeting by anyone other than the officers or trustees of The Empire Builder Tax Free Bond Fund may be voted only in person or by written proxy. In addition to the solicitation of proxies by mail, the Internet, or in person, you may receive a call from a representative of Okapi Partners LLC if The Empire Builder Tax Free Bond Fund does not receive your vote.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted and will not be counted as present at the Meeting.

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PROSPECTUS/PROXY STATEMENT

Dated [              ]

THE EMPIRE BUILDER TAX FREE BOND FUND
546 Fifth Avenue, 7th Floor
New York, New York 10036
Telephone 1-800-847-5886

To reorganize into:

NEUBERGER BERMAN NEW YORK MUNICIPAL INCOME FUND
(a series of Neuberger Berman Income Funds)
605 Third Avenue
New York, New York 10158
Telephone 1-800-877-9700

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Empire Builder Tax Free Bond Fund (“Empire Builder Fund”) in connection with a Special Meeting of its shareholders to be held at [546 Fifth Avenue, 7th Floor, New York, New York 10036], on February 15, 2013 at [_:00 _.m.] Eastern Time (“Meeting”), at which those shareholders will be asked to approve the Agreement and Plan of Reorganization and Termination (“Reorganization Plan”) between Empire Builder Fund and Neuberger Berman Income Funds (“New Trust”), on behalf of its newly created series, Neuberger Berman New York Municipal Income Fund (“New Fund”), and the transactions contemplated thereby, including (a) the transfer of all assets of Empire Builder Fund to, and the assumption of all its liabilities by, New Fund in exchange solely for Institutional Class shares of New Fund, (b) the distribution of those New Fund shares pro rata to shareholders of Empire Builder Fund, and (c) the termination of Empire Builder Fund (“Proposed Reorganization”).  A copy of the form of the Reorganization Plan is attached as Appendix A.

This Prospectus/Proxy Statement constitutes the proxy statement of Empire Builder Fund for the Meeting and the prospectus for the shares of New Fund that are currently being registered with the Securities and Exchange Commission (“SEC”) and are to be issued by New Fund in connection with the Proposed Reorganization.  Empire Builder Fund is an open-end management investment company.  New Fund is a newly created series of Neuberger Berman Income Funds, an open-end management investment company, will not have commenced investment operations prior the Proposed Reorganization, and will have no assets or liabilities at the time the Proposed Reorganization is consummated.  New Fund will commence investment operations immediately upon completion of the Proposed Reorganization.  New Fund will have investment objectives and principal investment strategies similar to those of Empire Builder Fund.

If approved by Empire Builder Fund shareholders, the Proposed Reorganization will be effected by the transfer of all assets of Empire Builder Fund in exchange solely for Institutional Class shares of New Fund and New Fund’s assumption of all liabilities of Empire Builder Fund.

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On the day of the Proposed Reorganization, each Empire Builder Fund shareholder will receive shares of New Fund with the same total net asset value as that shareholder’s Empire Builder Fund shares.  As soon as reasonably practicable, after the Proposed Reorganization is effected, Empire Builder Fund will be terminated.

This Prospectus/Proxy Statement concisely sets forth information that an Empire Builder Fund shareholder should know before voting on the Reorganization Plan and should be retained for future reference.  A Statement of Additional Information relating to this Prospectus/Proxy Statement dated [              ] (“SAI”) has been filed with the SEC and is incorporated herein by reference.  A copy of the SAI may be obtained without charge by writing or calling New Fund at the address and telephone number shown on the prior page.

This Prospectus/Proxy Statement was first mailed to shareholders on or about [              ].

The following documents have been filed with the SEC and are also incorporated into this Prospectus/Proxy Statement by reference:

The Prospectus of Empire Builder Fund, dated June 27, 2012, as supplemented November 12, 2012, and as further as supplemented from time to time.

The Statement of Additional Information of Empire Builder Fund, dated June 27, 2012, and as supplemented from time to time.

The audited financial statements and related report of the registered public accounting firm of Empire Builder Fund included in the Annual Report to Shareholders for the fiscal year ended February 29, 2012.

The unaudited financial statements for Empire Builder Fund included in the Semi-Annual Report to Shareholders for the semi-annual fiscal period ended August 31, 2012.

Empire Builder Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of any of Empire Builder Fund’s reports or documents listed above, shareholders may call (xxx-xxx-xxxx) or write to Empire Builder Fund at the address listed on the cover of this Prospectus/Proxy Statement. The SEC file numbers for the Statement of Additional Information relating to this Prospectus/Proxy Statement are 333-_________ and 811-03802, and the SEC file numbers for the other documents listed above relating to New Fund are 002-85229 and 811-___________. The SEC file numbers for the documents listed above relating to Empire Builder Fund are 002-86931 and 811-03907.

Text-only versions of all of the foregoing Empire Builder Fund documents can be viewed online or downloaded from the EDGAR database without charge on the SEC's Internet site at www.sec.gov. Shareholders can review and copy information about Empire Builder Fund by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102 at prescribed rates.

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Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

Shares of New Fund and Empire Builder Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus/Proxy Statement and, if given or made, such other information or representations must not be relied upon as having been authorized by Empire Builder Fund or New Trust.

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Shareholder Approval	30

Control Persons	30

Quorum; Adjournment	30

ADDITIONAL INFORMATION ABOUT THE FUNDS	31

Performance Information	31

Payments to Investment Providers and Other Financial Intermediaries	31

Tax Information	31

Management of Empire Builder Fund	31

Management of New Fund	32

New Trust Board	32

Description of the Securities to be Issued	33

Shareholder Rights	33

MISCELLANEOUS	34

Additional Information	34

Legal Matters	35

Experts	35

Other Business	35

SHAREHOLDER INQUIRIES	35

APPENDIX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION	A-1

APPENDIX B INFORMATION RELATING TO BUYING AND SELLING SHARES OF NEW FUND’S SHARES	B-1

APPENDIX C ARRANGEMENTS WITH SERVICE PROVIDERS	C-1

APPENDIX D CAPITALIZATION TABLES	D-1

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SUMMARY

The following is a summary of certain information relating to the Proposed Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement and the attached appendices.

About the Proposed Reorganization

Empire Builder Fund Board and the Board of Trustees of New Trust (“New Trust Board”), including in each case all the trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of Empire Builder Fund or New Trust (each, a “Trust”), propose that Empire Builder Fund reorganize into New Fund and that each Empire Builder Fund shareholder become a shareholder of New Fund.

The Proposed Reorganization will have three steps:

●
First, if the shareholders of Empire Builder Fund approve the Reorganization Plan, Empire Builder Fund will transfer all of its assets to New Fund.  In exchange, Empire Builder Fund will receive shares of New Fund Institutional Class equal in net asset value to Empire Builder Fund’s Builder Class shares and Premier Class shares, all calculated as of the close of business on the date of closing of the Proposed Reorganization (“Closing Date”).  New Fund will assume all of Empire Builder Fund’s liabilities.

●
Second, New Fund, through its transfer agent, will open an account for each Builder Class and Premier Class shareholder of Empire Builder Fund and will credit each such account with Institutional Class shares of New Fund equal in net asset value to Empire Builder Fund shares that the shareholder owned on the Closing Date.

●	Empire Builder Fund will subsequently be terminated.

Approval of the Reorganization Plan will constitute approval of the above-described transfer of assets, assumption of liabilities, distribution of shares and termination of Empire Builder Fund.

No exchange fees or fee of any kind will be charged to Empire Builder Fund shareholders in connection with the Proposed Reorganization.  The costs of the Proposed Reorganization will be borne by Neuberger Berman Management LLC (“NBM”).  Consummation of the Proposed Reorganization is subject to a number of conditions, which are set forth in the Reorganization Plan in Appendix A.

Board Considerations

Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, each of Empire Builder Fund Board and New

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Trust Board has determined that the Proposed Reorganization is in the best interests of shareholders of Empire Builder Fund and New Fund, respectively, and Empire Builder Fund Board has determined that the interests of existing shareholders of Empire Builder Fund will not be diluted as a result of the Proposed Reorganization.  See “Information Relating to the Proposed Reorganization – Board Considerations.”

Reasons for the Proposed Reorganization

The primary reason for the Proposed Reorganization is to provide for the ongoing management of Empire Builder Fund.  Glickenhaus & Co., the investment adviser of Empire Builder Fund, and Neuberger Berman LLC entered into an agreement dated October 8, 2012, pursuant to which Neuberger Berman LLC would acquire certain assets and the goodwill of Glickenhaus & Co.’s business, including its business as the investment adviser to Empire Builder Fund. The Proposed Reorganization is being proposed in conjunction with that sale of Glickenhaus & Co.  The Proposed Reorganization will provide you with access to additional investment options and shareholder services.  In addition, New Fund is expected to have lower expenses than Empire Builder Fund.

The general factors considered by Empire Builder Fund Board in assessing and approving the Proposed Reorganization included, among others, in no order of priority: (1) the terms and conditions of the Reorganization Plan; (2) various potential benefits of the Proposed Reorganization to the shareholders of Empire Builder Fund and that Empire Builder Fund shareholder interests would not be diluted as a result of the Proposed Reorganization (the exchange would take place at net asset value and there would be no sales charge or other charge imposed as a result of the Proposed Reorganization); (3) the similarities and differences, as described below, in the Funds’ investment objectives, strategies and restrictions; (4) the types of investments in which each Fund invests and the relative risks of investing in each Fund; (5) the relative management fees and operating expenses of Empire Builder Fund and New Fund, including the fact that the total projected expense ratio for the Institutional Class shares of New Fund is lower than the current expense ratio for each class of Empire Builder Fund and the fact that NBM has agreed to cap New Fund’s total expenses for a period of three years; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services to be provided by NBM to New Fund; (7) the expectation that the transaction will qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Empire Builder Fund or its shareholders for those purposes as a direct result of the transaction; (8) that the costs of the Proposed Reorganization are to be borne by NBM and not by Empire Builder Fund; (9) the fact that Glickenhaus & Co. is winding down its business and will no longer be in a position to serve as investment adviser to Empire Builder Fund; and (10) potential alternatives to the Proposed Reorganization, including the fact that, because Glickenhaus & Co. will be paid if the Proposed Reorganization occurs, it has an incentive to recommend the transaction as compared to other alternatives.

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Comparison of Investment Goals, Strategies and Policies

Comparison of Investment Goals

The investment goals of Empire Builder Fund and New Fund are similar.  Empire Builder Fund’s goal is to seek as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as Glickenhaus & Co. believes to be consistent with the preservation of capital.  New Fund’s goal is to seek high current income exempt from federal income tax and New York State and New York City personal income taxes that is consistent with low risk to principal.  New Fund also has a secondary goal of total return.

Comparison of Principal Investment Strategies

The principal investment policies and strategies of Empire Builder Fund and New Fund also are similar.  Each Fund mainly invests in securities issued by municipal issuers that provide income that is exempt from federal income tax and New York State and New York City personal income taxes.

Under normal market conditions, at least 90% of Empire Builder Fund’s income distributions will be exempt from federal income tax, and New York State and City personal income taxes, including the alternative minimum tax.  New Fund invests at least 80% of its net assets in securities of municipal issuers that provide income that is exempt from federal income tax and New York State and New York City personal income taxes; however, New Fund may invest without limit in municipal securities that may be an item of Tax Preference for purposes of the federal alternative minimum tax.

Both Funds normally invest in investment grade securities.  However, the Funds differ in what they consider to be investment grade debt securities.  Empire Builder Fund considers debt securities to be investment grade, if at the time of investment, they are rated within the four highest categories by both Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Service or, if unrated, of comparable quality at the time of purchase in the investment adviser’s opinion. New Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by its portfolio managers to be of comparable quality.  In addition, Empire Builder Fund will not invest more than 50% of its total assets in debt securities that are rated in the lowest investment grade category or determined to be of comparable quality at the time of purchase.  New Fund will not be limited in the amount of debt securities it invests that are rated in the lowest investment grade category or determined by its portfolio managers to be of comparable quality.

Although New Fund seeks to invest in securities that are consistent with low risk to principal, because of the strategy differences outlined above, an investment in New Fund may be considered to involve a higher degree of investment risk than an investment in Empire Builder Fund.

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New Fund normally will seek to maintain an average weighted portfolio duration of between three and seven years, while Empire Builder Fund generally expects its average maturity to be between two and twenty years under normal market conditions.

Each Fund also is non-diversified and thus able to invest a greater percentage of its assets in a single issuer than can a diversified fund.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Empire Builder Fund	New Fund
Empire Builder Fund invests principally in New York Tax Exempt Bonds. New York Tax Exempt Bonds are debt obligations issued by the State of New York and its political subdivisions or certain other governmental authorities, such as U.S. possessions like Puerto Rico, Guam, and the Virgin Islands, the interest from which is exempt from federal income tax (but not, in some cases, from the alternative minimum Tax) and New York State and City personal income taxes.

Under normal market conditions, at least 90% of Empire Builder Fund’s income distributions will be exempt from federal income tax, and New York State and City personal income taxes, including the alternative minimum tax.

Empire Builder Fund may invest 25% or more of its assets in debt obligations that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers.

Empire Builder Fund’s investment goal may not be changed without shareholder approval.

To pursue its goals, as a fundamental policy, New Fund normally invests at least 80% of its net assets in securities of municipal issuers that provide income that is exempt from federal income tax and New York State and New York City personal income taxes; however, New Fund may invest without limit in municipal securities that may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”). New Fund’s dividends are generally exempt from federal income tax, although a portion thereof may be a Tax Preference Item.

Municipal securities that provide income that is exempt from federal income tax and New York State and New York City personal income taxes include securities issued by the State of New York, any of its political subdivisions, agencies, or instrumentalities, or by U.S. territories and possessions, such as Guam, the U.S. Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

New Fund may change its goal without shareholder approval, although it does not currently intend to do so. New Fund may not change its fundamental policy of normally investing at least 80% of its net assets in securities of municipal issuers without shareholder approval. This test is applied at the time New Fund invests; later percentage changes caused by a change in New Fund

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assets or market values will not require New Fund to dispose of a holding.

New Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, and may not be beneficial for investors in low tax brackets.

Credit Strategy. Empire Builder Fund will only purchase New York Tax Exempt Bonds which are of investment grade quality at the time of purchase. Also, no more than 50% of Empire Builder Fund’s assets will be invested in New York Tax Exempt Bonds which are of a quality reflected in the lowest investment grade rating. Empire Builder Fund may retain any security whose rating has been downgraded after purchase if Empire Builder Fund’s portfolio manager considers the retention advisable. Although some of the New York Tax Exempt Bonds in which Empire Builder Fund may invest may not be rated, they will be of investment grade quality in Glickenhaus’ opinion.

Empire Builder Fund is non-diversified and therefore may invest in fewer issuers than a diversified fund.

All of the debt securities in which New Fund invests normally are investment grade at the time of investment. New Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Although New Fund is non-diversified and thus able to invest a greater percentage of its assets in a single issuer than can a diversified fund, it intends in practice to minimize its exposure to credit risk by allocating its assets across many municipal issuers and among the different types and maturities of municipal securities available. The Portfolio Managers monitor trends in the municipal securities market, as well as a range of economic, financial and political factors. The Portfolio Managers analyze individual issues and look for securities that appear under-priced compared to securities of similar structure and credit quality, and securities that appear likely to have their credit ratings raised. New Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.

Up to 10% of its income distributions may consist of:	New Fund may invest up to 20% of its net assets in securities the interest income on which is subject to federal income tax and/or

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●     interest income from Alternative Minimum Tax (“AMT”) Bonds, which are New York Tax Exempt Bonds, the income on which is subject to the alternative minimum tax (but not to federal income tax or New York State or City personal income tax), or

●     interest income on investments other than New York Tax Exempt Bonds, which may be fully taxable.

However, although Empire Builder Fund retains the freedom to invest to a limited extent in AMT Bonds and taxable investments, generally it has avoided doing so over the past ten years.
New York State and/or New York City personal income taxes.
Maturity Strategy. Empire Builder Fund will vary its maturity strategy depending on market conditions. However, its average maturity is generally expected to be between 2 and 20 years under normal market conditions.
Although it may invest in securities of any maturity, New Fund normally seeks to maintain an average weighted portfolio duration of between three and seven years.

Comparison of Fundamental and Non-Fundamental Investment Policies

If the Proposed Reorganization occurs, you will be subject to the fundamental and non-fundamental investment policies of New Fund. As noted above, New Fund has similar investment goals and principal investment strategies as Empire Builder Fund.  However, there are differences between the fundamental and non-fundamental investment policies of Empire Builder Fund and New Fund of which you should be aware.  A “fundamental” investment policy is one that may not be changed without a shareholder vote. A “non-fundamental” investment policy is one that may be changed without a shareholder vote.

The Funds’ fundamental investment policies (in addition to those noted above) are set forth below:

Policy	Empire Builder Fund	New Fund
Borrowing
The Fund will not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which

The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment, and (ii) enter into reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets

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might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. (Such borrowings will be repaid before any additional investments are made.)
(including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33 1/3% of the value of the Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

With respect to the investment limitation on borrowings, the Fund may pledge assets in connection with permitted borrowings.

Pledging
The Fund will not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purposes of this restriction, collateral arrangements with respect to margin for financial futures (including securities index futures) contracts, options on such futures contracts and options on securities indexes are not deemed to be pledges of assets.

No corresponding fundamental policy.
Buy on Margin
The Fund will not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, but it may make margin payments in connection with financial futures (including securities index futures) contracts, options on such futures contracts or options on securities indexes.

See non-fundamental policy.
Short Sales	The Fund will not make short sales of securities or maintain a short position for the account of the Fund unless at	No corresponding fundamental policy.

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all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

Underwriting
The Fund will not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

The Fund may not engage in the business of underwriting securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended.

Real Estate	The Fund will not purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.
The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

Commodities	The Fund will not purchase or sell commodities or commodity contracts, except financial futures (including securities index futures) contracts and related options.
The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities), or from investing in securities of any kind.

Lending	The Fund will not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.
The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of

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debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.
Dealings with Officers and Trustees
The Fund will not invest in securities of any issuer if, to the knowledge of the Fund, officers and Trustees of the Fund or officers and directors of the Adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%.

No corresponding fundamental policy.
Investments in Any One Issuer
The Fund will not invest in the securities of any issuer if, immediately after such investment, more than 5% of the value of the total assets of the Fund taken at current value would be invested in the securities of such issuer; provided that this limitation does not apply either to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or to New York Tax Exempt Bonds.

The Fund will not acquire more than 10% of the voting securities of any issuer.
See non-fundamental policy.
Restricted Securities	The Fund will not purchase securities restricted as to resale, if, as a result, such investments would exceed 5% of the value of the Fund’s net assets.	No corresponding fundamental policy.
Industry Concentration
The Fund will not purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or New York Tax Exempt Bonds, except obligations backed only by the assets and revenues of nongovernmental users) if as a result of such purchases more than 25% of the value of the Fund’s total assets would be invested in any one industry.

The Fund may not invest 25% or more of its total assets (taken at current value) in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to (i) U.S. Government and Agency Securities or (ii) investments in municipal securities.

(For purposes of the investment limitation on concentration in a

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particular industry, the Fund will not exclude tax-exempt securities that are issued by municipalities to finance non-governmental projects, such as hospitals (i.e., private activity bonds), from the investment limitation.)

Senior Securities
The Fund will not issue any class of securities which is senior to the Fund’s shares of beneficial interest except to the extent that borrowings permitted by investment restriction (1) are deemed to involve the issuance of such securities.
The Fund may not issue senior securities, except as permitted under the 1940 Act.
Illiquid Securities
The Fund will not invest in (a) securities which in the opinion of the Fund’s investment adviser at the time of such investment are not readily marketable, (b) securities, the disposition of which is restricted under federal securities laws (as described in fundamental restriction (11) above) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Fund’s total assets (taken at current value) would be invested in the aggregate in securities described in (a), (b) and (c) above.
See non-fundamental policy.
Investment in Single Investment Company	No corresponding fundamental policy.
Accordingly, notwithstanding any other investment policy of the Fund, as a fundamental policy, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Empire Builder Fund	New Fund
Investments in Other	It is contrary to the Fund’s present policy to invest in the securities of	No corresponding non-fundamental policy.

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Investment Companies
other investment companies, except shares of other open-end management investment companies purchased on a no-load basis or by purchases in the open market involving only customary brokers’ commissions or in connection with a merger, consolidation or similar transaction. (Under the 1940 Act, the Fund generally may not (a) invest more than 10% of its total assets (taken at current value) in such securities; (b) own securities of any one investment company having a value in excess of 5% of the Fund’s total assets (taken at current value); or (c) own more than 3% of the outstanding voting stock of any one investment company.)

Investments in Options or Puts
It is contrary to the Fund’s present policy to purchase options or puts, calls, straddles, spreads or combinations thereof, except that the Fund may buy and sell call and put options on financial futures (including securities index futures) contracts and on securities indexes; in connection with the purchase of fixed-income securities, however, the Fund may acquire attached warrants or other rights to subscribe for securities of companies issuing such fixed-income securities or securities of parents or subsidiaries of such companies. (The Fund’s investment policies do not currently permit it to exercise warrants or rights with respect to equity securities.)
No corresponding non-fundamental policy.
Investments in Futures
It is contrary to the Fund’s present policy to purchase or sell futures contracts or purchase or sell related options or index options if, as a result, the sum of initial margin deposits on the Fund’s existing futures contracts and related options plus premiums
No corresponding non-fundamental policy.

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paid for outstanding options purchased by the Fund would exceed 5% of the Fund’s net assets.
Illiquid Securities	See fundamental policy.
The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

Borrowing	See fundamental policy.	The Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.
Lending	See fundamental policy.
Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

Margin Transactions	See fundamental policy.
The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

Investments in Any One Issuer	See fundamental policy.
At the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund's total assets must be represented by cash and cash items, Government securities (as defined for purposes of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as

12

amended ("Code")), securities of another "regulated investment company" (as defined in section 851(a) of the Code) (“RIC”), and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) not more than 25% of the value of the Fund's total assets may be invested in (i) securities (other than Government securities or securities of other RICs) of any one issuer, and (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses.

For purposes of the investment limitation on investments in any one issuer, the Fund determines the “issuer” of a municipal obligation based on the obligation’s characteristics. The most significant of these characteristics is the source of funds for the repayment of principal and the payment of interest on the obligation. For example, when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed the sole issuer.

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Fees and Expenses

Comparative Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

The tables set forth below show: (a) annual fund operating expenses for each class of Empire Builder Fund for the fiscal year ended February 28, 2012; and (b) the estimated annual fund operating expenses of Institutional Class of New Fund for the fiscal year ending October 31, 2013.

FEE TABLE	Empire Builder Fund Premier Class	Empire Builder Fund Builder Class	New Fund Institutional Class

Shareholder fees (fees paid directly from your investment)

Exchange fee	$5.00*	None	None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)

Management fees	0.40%	0.40%	0.40%
Distribution (12b-1) fees	None	None	None
Other expenses	0.58%	0.67%	0.47%	**
Acquired fund fees/expenses	0.01%	0.01%	None
Total annual operating expenses	0.99%	1.08%	0.87%
* Charged on exchanges from Empire Builder Fund Premier Class to Empire Builder Fund Builder Class.
** “Other expenses” are based on estimated expenses for the current fiscal year. Actual expenses may vary.

Empire Builder Fund is currently subject to an expense limitation which would reduce its total expense ratio to the extent that in any year Empire Builder Fund’s expenses, including the management fee, exceed 1.50% of Empire Builder Fund’s average annual net assets.  The total expenses of each Empire Builder Fund share class did not exceed 1.50% during the most recent fiscal year.

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NBM has contractually undertaken to waive current payment of fees and/or reimburse certain expenses of Institutional Class of New Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses on short sales, and extraordinary expenses, if any) is limited to 1.00% of average net assets, respectively. This undertaking lasts until 10/31/2015 and it may not be terminated during its term without the consent of the New Trust Board. New Fund has agreed that Institutional Class will repay NBM for fees and expenses waived or reimbursed provided that repayment does not cause annual operating expenses to exceed 1.00% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Expense Example

The expense examples can help you compare costs between each class of Empire Builder Fund and the Institutional Class of New Fund if the Proposed Reorganization is approved. The examples assume that you invested $10,000 for the periods shown, that each Fund earned a hypothetical 5% total return each year, and that each Fund’s expenses were those in the table.  Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Empire Builder Fund Builder Class	$110	$343	$595	$1,317
Empire Builder Fund Premier Class	$101	$315	$547	$1,213
New Fund Institutional Class	$89	$278	$482	$1,073
New Fund (pro forma combined)	[$89]	[$278]	[$471]	[$1,049]

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect each Fund’s performance. The portfolio turnover rate for New Fund is not available because it has not yet commenced operations. During its most recent fiscal year, Empire Builder Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Purchases

Builder Class Shares and Premier Class Shares of Empire Builder Fund are, and Institutional Class shares of New Fund will be, sold on a continuous basis at net asset value with no sales charges. The net asset value of shares of each class of Empire Builder Fund and New Fund is calculated as of the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern Time).  Purchases of each class of shares may be made by wire, by phone, by check or by setting up an automatic/systematic investment program.  Purchases of the Institutional Class shares of New Fund can also be made via the Internet.  Shareholders of Empire Builder Fund and of New Fund may reinvest their dividends in Fund shares.  Empire Builder Fund and New Fund shareholders may not make an initial purchase by telephone.  This minimum may be waived in

15

certain cases.  The minimum additional investment for the purchase of shares of Empire Builder Fund and New Fund is $100 if sending a check.

Shareholders may purchase, redeem (sell) or exchange shares of New Fund on any day the New York Stock Exchange (Exchange) is open, at New Fund’s net asset value per share next determined after your order is accepted. However, New Fund will not be open for business on Columbus Day and Veterans Day even if the Exchange is open, because fixed income securities generally will not be traded on those days. Shares of New Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in Appendix B for eligibility requirements for purchases of Institutional Class shares.

For certain investors, shares of New Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Predecessor Investors” in Appendix B for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Institutional Class of New Fund is $1 million. This minimum may be waived in certain cases.  The minimum initial investment in Premier Class and Builder Class of Empire Builder Fund is $20,000 and $1,000, respectively.  The minimum initial investment in New Fund will be waived at the time of the Proposed Reorganization for shareholders of Empire Builder Fund who receive shares of New Fund in the Proposed Reorganization.

Exchanges

Generally, shares of New Fund’s Institutional Class may be exchanged for a comparable class of another fund in the Neuberger Berman fund family (or an eligible money market fund outside the fund family) or through an exchange of shares, or a shareholder may elect to use cash distributions from one fund to purchase shares of the other fund.  If the Proposed Reorganization is approved, former shareholders of Empire Builder Fund will be permitted to exchange New Fund’s Institutional Class shares for Class A shares of another fund in the Neuberger Berman fund family without paying a sales charge.  Currently, most, but not all, funds in the Neuberger Berman fund family offer Class A shares.  If a fund in the fund family does not offer Class A shares, former shareholders of Empire Builder Fund may exchange into Investor Class shares of that fund, if available. Exchanges within Neuberger Berman fund family may only be made if both accounts have the same registration and the minimum investment and minimum account balance requirements for the fund accounts involved are observed, and  will be subject to any other applicable limitations included in the Funds’ prospectuses and SAIs.

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Shares of Premier Class shares of Empire Builder Fund may be exchanged for Builder Class shares of Empire Builder Fund, subject to a $5 charge for each exchange.  Shareholders of Builder Class shares of Empire Builder Fund who meet the minimum account size for Premier Class shares of Empire Builder Fund may exchange their Builder Class shares for Premier Class shares free of charge.  Shareholders of Empire Builder Fund do not have an exchange privilege for any other funds.

Dividends and Other Distributions

Empire Builder Fund ordinarily does, and New Fund ordinarily will, declare income dividends daily and pay them monthly.  Empire Builder Fund makes, and New Fund will make, distributions from net realized capital gains, if any, annually.  Dividends and capital gain distributions are, or will be, automatically reinvested in fund shares, unless otherwise indicated in the purchase application or in writing.  Empire Builder Fund also provides, and New Fund also will provide, the following options:  shareholders may (1) receive all distributions in cash or (2) reinvest capital gain distributions, but receive income distributions in cash.

Redemption Procedures

Shares of Empire Builder Fund and New Fund are redeemable on any business day at a price equal to the net asset value of the shares the next time it is calculated after a sell order is accepted.  Redemptions of each class of shares may be made in writing by sending a letter, by telephone, or by wire.  Institutional Class shares of New Fund also may be redeemed via the Internet. Institutional Class shares of New Fund and Builder Class shares of Empire Builder Fund may also be redeemed by setting up an automatic/systematic withdrawal program.  Empire Builder Fund’s automatic/systematic withdrawal program for Builder Class shares require a $5,000 minimum account balance.  Withdrawals under Empire Builder Fund’s automatic/systematic withdrawal program must be at least $25.  Withdrawals under New Fund’s automatic/systematic withdrawal program must be at least $100.

Empire Builder Fund and New Fund each give shareholders the option of having their redemption proceeds wired to a designated bank account.  The designated bank may charge a fee for this service.  Each class of shares of Empire Builder Fund and New Fund also may require a signature guarantee in certain circumstances.

Neither Empire Builder Fund nor New Fund issues stock certificates.

For more information relating to purchasing and selling shares of Empire Builder Fund, see Empire Builder Fund’s Prospectus, dated June 27, 2012, and for more information relating to purchasing and selling shares of New Fund, see Appendix B.

Voting Information

This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by Empire Builder Fund Board in connection with the Meeting.  Only shareholders of record at the close of business on [Insert Record Date] will be entitled to notice of and to vote at

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the Meeting.  Each share or fraction thereof is entitled to one vote or fraction thereof.  Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no instruction is given, the persons named as proxies will vote in favor of the Proposed Reorganization.  Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.  For soliciting services, estimated proxy expenses total [$11,000].  NBM will bear all costs of solicitation.  For additional information, including a description of the shareholder vote required for approval of the Proposed Reorganization, see “Information Relating to Voting Matters.”

Federal Income Tax Consequences

None of Empire Builder Fund, its shareholders, and New Fund is expected to recognize any gain or loss for federal income tax purposes as a direct result of the Proposed Reorganization.  See “Information Relating to the Proposed Reorganization – Federal Income Tax Consequences.”

COMPARISON OF PRINCIPAL RISK FACTORS

Principal Investment Risks

The principal risks for Empire Builder Fund and New Fund are similar (although the precise identification and description of those risks may differ).  The actual risks of investing in Empire Builder Fund and New Fund depend on the securities held in their portfolios and on market conditions, both of which change over time.  The risks shown for New Fund generally apply to Empire Builder Fund.

Most of New Fund’s performance will depend on what happens in the municipal bond market and what happens to the finances of New York State, its municipalities and public entities. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that New Fund will achieve its goal.  New Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in New Fund.

The following factors can significantly affect New Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the

18

market as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

In addition, New Fund is considered non-diversified. As such, the percentage of New Fund’s assets invested in any single issuer is not limited by the Investment Company Act of 1940.  Investing a higher percentage of its assets in any one issuer could increase New Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as fixed income securities, will move inversely to movements in interest rates. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, New Fund’s sensitivity to interest rate risk will increase with any increase in New Fund’s overall duration. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Call Risk. Some debt securities in which New Fund may invest, referred to as “callable securities,” allow the issuer to repay them early. When interest rates are low, issuers will often repay the obligation underlying a “callable security” early. Therefore, to the extent that New Fund holds callable securities and the issuers repay the obligations underlying the securities early, New Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to make interest and principal payments when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which can affect a security’s credit quality or value. Entities providing credit or liquidity support also can be affected by these types of changes.

In the wake of the financial crisis, some credit rating agencies have begun applying more stringent criteria, with the result that some securities are being downgraded. A downgrade or default affecting any of New Fund’s securities could affect New Fund’s performance. In addition, a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely credit ratings in response to subsequent events.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties in the municipal securities market related to taxation or the rights of municipal security holders. In addition, changes in market conditions and the financial condition

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of the issuers may adversely affect the yield and value of New Fund’s municipal securities investments. Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. Municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset. Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. The amount of public information available about municipal securities is generally less than that for corporate securities.

New Fund may purchase insured municipal securities. Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Insurance does not, however, protect New Fund or its shareholders against losses caused by declines in a municipal security’s market value. The Portfolio Managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets New Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.

To the extent that New Fund invests in “private activity bonds,” a part of its dividends will be a Tax Preference Item. Those bonds are issued by or on behalf of public authorities to finance various privately operated facilities. A private activity bond generally is not backed by the credit of any governmental or public authority (or the general credit of the private user); instead, principal and interest on the bond are payable only from the facility financed thereby and the revenues it generates. Consult your tax adviser for more information.

Generally, New Fund purchases municipal securities the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax. There is no guarantee that such an opinion will be correct, and there is no assurance that the Internal Revenue Service will agree with such an opinion.  Moreover, an opinion of counsel regarding exemption from New York State and New York City personal income taxes is not usually available. Municipal securities generally must meet certain regulatory and statutory requirements to distribute interest that is exempt from federal income tax. If any municipal security held by New Fund failed to meet such requirements, the interest received by New Fund from its investment in such security and distributed to shareholders would be taxable to them.

New York State Specific Risk. Because New Fund invests primarily in municipal securities of New York, it is more vulnerable to unfavorable economic, political, and regulatory developments in New York than are funds that invest in municipal securities of many states. The economic outlook of New York is unpredictable and heavily dependent on the financial activities sector. In addition, unfavorable developments in any economic sector may have far-reaching ramifications on the overall New York municipal market. The economic condition and finances of New York State, New York City and other municipalities of New York are closely related and they are continuing to experience financial difficulties due to the financial crisis in the U.S. and global economies over the past several years.  Market conditions may also impact the liquidity

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and valuation of New York municipal securities and the ability of entities issuing those securities to successfully sell them in the public credit markets.

Sector Risk. To the extent New Fund invests more heavily in particular bond market sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The instruments or industries that constitute a sector may all react in the same way to economic, political or regulatory events. Alternatively, the lack of exposure to one or more sectors may adversely affect performance.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent New Fund, and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions have been particularly affected. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. It is uncertain how long these conditions will continue. These market conditions have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Recent declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various private activity bonds.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. These events and the potential for continuing market turbulence may have an adverse effect on New Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Economic downturns in foreign countries that have been significant markets for American goods and services, or whose goods and services compete with those from America, may already affect certain state and local economies in the U.S. The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. The ultimate effect of these efforts is only beginning to reveal itself. Changes in government policies may

21

exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In particular, the impact of U.S. financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes in market conditions will not have the same impact on all types of securities.

A decline in New Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause New Fund’s expense ratios for the current fiscal year (prior to application of the expense cap) to be higher than the expense information presented in “Fees and Expenses.”

Information About Additional Risks

When New Fund anticipates adverse market, economic, political or other conditions, or receives large cash inflows, it may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help New Fund avoid losses, but may mean lost opportunities. In addition, different factors could affect New Fund’s performance and New Fund may not achieve its goal. Furthermore, New Fund could produce income that is not exempt from federal income tax, New York State and New York City personal income taxes.

For more information on the risks described above and other risks associated with Empire Builder Fund, see, among other disclosures, "Risk/Return Summary — Principal Investment Risks" in Empire Builder Fund’s current Prospectus, and "Investment Objectives and Policies" in Empire Builder Fund’s current Statement of Additional Information. For more information on the risks described above and other risks associated with New Fund, see, among other disclosures, "Investment Information – Additional Investment Information” in the Statement of Additional Information related to this Prospectus/Proxy Statement.

As with Empire Builder Fund, a shareholder may lose money by investing in New Fund.

INFORMATION RELATING TO THE PROPOSED REORGANIZATION

Glickenhaus & Co., a New York partnership, and Neuberger Berman LLC, a Delaware limited liability company, entered into an agreement dated October 8, 2012.  Subject to certain conditions, Neuberger Berman LLC would acquire certain assets and the goodwill of Glickenhaus & Co.’s business (“Purchase Transaction”), including its business as investment adviser to Empire Builder Fund, and Glickenhaus & Co. would agree to certain transitional and post-closing services and covenants. The Proposed Reorganization described in this Prospectus/Proxy Statement is being proposed in conjunction with the sale of Glickenhaus & Co.

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Description of the Agreement and Plan of Reorganization and Termination

Shareholders of Empire Builder Fund are being asked to vote for the approval of a Reorganization Plan between New Trust, on behalf of New Fund, and Empire Builder Fund, as set forth in the Notice.  If the Reorganization Plan is approved by shareholders of Empire Builder Fund, the Proposed Reorganization is expected to occur as soon as practicable after that approval, but in no event later than [___________, 2013] (the “Closing Date”), pursuant to the Reorganization Plan.  The Reorganization Plan, which is subject to change by the Trusts’ agreement, sets forth the terms and conditions that will apply to the Proposed Reorganization.  The following description is qualified in its entirety by reference to the Reorganization Plan, a copy of the form of which is set forth as Appendix A.  For a more complete understanding of the Reorganization Plan, you should read Appendix A.

In essence, if the shareholders of Empire Builder Fund approve the Reorganization Plan, the Proposed Reorganization will have three steps:

●
First, Empire Builder Fund will transfer all of its assets to New Fund.  In exchange, (1) Empire Builder Fund will receive Institutional Class shares of New Fund equal in net asset value to Empire Builder Fund’s Premier Class shares and Builder Class shares, all calculated as of the close of business on the Closing Date, and (2) New Fund will assume all of Empire Builder Fund’s liabilities.

●
Second, New Fund, through its transfer agent, will open an account on its shareholder records for each Premier Class and Builder Class shareholder of Empire Builder Fund and will credit each such account with Institutional Class shares of New Fund equal in net asset value to the Empire Builder Fund shares that the shareholder owned on the Closing Date (expected to be [March 15, 2013,] subject to change by the Trusts’ agreement).

●	Empire Builder Fund will subsequently terminate.

On the Closing Date, each Empire Builder Fund shareholder will receive shares of New Fund equal in total value to its shares of Empire Builder Fund.  Because Empire Builder Fund is a registered investment company the shareholders of which can redeem their shares at any time for their net asset value, there are no appraisal rights for shareholders that vote against the Proposed Reorganization.

The assets of Empire Builder Fund to be acquired by New Fund will consist of all assets and property of every kind and nature – including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – Empire Builder Fund owns as of immediately after the close of business on the Closing Date (“Effective Time”) and any deferred and prepaid expenses shown as assets on its books at that time. The Funds’ investment policies and limitations are sufficiently similar that it will not be necessary for Empire Builder Fund to dispose of any assets, or for New Fund to dispose of any of the assets it receives from Empire Builder Fund in the Proposed Reorganization, in order

23

for New Fund to operate within its investment policies and limitations after the consummation of the Proposed Reorganization. There is no present intention that New Fund will sell or otherwise dispose of any of the assets transferred to it by Empire Builder Fund, except to the extent New Fund’s Portfolio Managers do so for the purpose of lengthening the average duration of its portfolio and for (1) dispositions made in the ordinary course of its business if market conditions warrant, (2) dispositions as a result of calls and maturities of the securities held in the portfolio, and (3) dispositions necessary to maintain its status as a RIC.

New Fund will assume all of Empire Builder Fund’s liabilities, debts, obligations, and duties of whatever kind or nature (collectively, “Liabilities”) existing at the Effective Time other than Empire Builder Fund’s Reorganization Expenses (as defined in the Plan) that are borne by NBM if any.  However, Empire Builder Fund will endeavor, to the extent practicable, to discharge all its known Liabilities before the Effective Time.

The value of Empire Builder Fund’s assets to be acquired, and the amount of its Liabilities to be assumed, by New Fund will be determined immediately after the close of regular trading on the New York Stock Exchange on the Closing Date and Empire Builder Fund’s declaration of any dividends and/or other distributions on that date, in accordance with the valuation procedures described in Empire Builder Fund’s then-current Prospectus and Statement of Additional Information and established by Empire Builder Fund Board. Securities and other assets for which market quotations are not readily available will be valued in accordance with those valuation procedures and will be subject to review by NBM and by New Fund’s independent accountants.

On the Closing Date (or as soon as practicable thereafter), Empire Builder Fund will distribute pro rata to its shareholders of record as of the Effective Time the Institutional Class shares of New Fund it receives in the Proposed Reorganization, so that (1) each shareholder of Empire Builder Fund Premier Class shares will receive the number of full and fractional (rounded to the third decimal place) Institutional Class shares of New Fund equal in value to the shareholder’s Empire Builder Fund Premier Class shares and (2) each shareholder of Empire Builder Fund Builder Class shares will receive the number of full and fractional (rounded to the third decimal place) Institutional Class shares of New Fund equal in value to the shareholder’s Empire Builder Fund Builder Class shares. That distribution will be accomplished by opening accounts on New Fund’s shareholder records in the names of Empire Builder Fund shareholders and by transferring to those accounts New Fund shares previously credited to Empire Builder Fund on those records. Each shareholder’s account will be credited with the pro rata number of New Fund’s Institutional Class shares due to that shareholder. Because those shares will be issued at net asset value in exchange for the net assets of Empire Builder Fund attributable to the corresponding class of Empire Builder Fund shares, the Proposed Reorganization will not result in a dilution of the value of any shareholder account in Empire Builder Fund. Empire Builder Fund will be terminated as soon as practicable thereafter.

Any transfer taxes payable on issuance of New Fund shares in a name other than that of the registered holder on Empire Builder Fund’s shareholder records of the Empire Builder Fund shares actually or constructively exchanged therefor will be paid by the person to whom those

24

New Fund shares are to be issued as a condition of the transfer. Any reporting responsibility of Empire Builder Fund will continue to be its responsibility up to and including the Closing Date and thereafter until it is terminated.

The consummation of the Proposed Reorganization is subject to certain conditions contained in the Reorganization Plan, including the following:

●	Approval of the Reorganization Plan by the shareholders of Empire Builder Fund;

●	Receipt of certain legal opinions described in the Reorganization Plan;

●	Accuracy of the representations and warranties made in the Reorganization Plan; and

●	Performance in all material respects of the Reorganization Plan.

The Reorganization Plan may be terminated at any time at or before the Closing by the Trusts’ mutual agreement or by either Trust (1) in the event of the other Trust’s material breach of any representation, warranty, or covenant contained therein to be performed at or before the Closing, (2) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (3) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Proposed Reorganization, or (4) if the Closing has not occurred on or before _________ __, 2013, or another date as to which the Trusts agree.  However, either Trust may waive the other Trust’s breach of a provision or failure to satisfy a condition of the Reorganization Plan.

The expenses solely and directly related to the Proposed Reorganization will be paid by NBM. Those expenses will consist of (1) fees and expenses associated with filing, printing, and mailing the registration statement relating to New Fund shares issuable under the Reorganization Plan, (2) all proxy solicitation costs associated with the Proposed Reorganization, (3) accounting fees each Trust incurs in connection with the Proposed Reorganization, (4) legal fees and expenses New Trust incurs in connection with the Proposed Reorganization, and (5) if Empire Builder Fund submits to NBM at the Closing a reasonably detailed invoice from its counsel, legal fees and expenses payable to that counsel that Empire Builder Fund incurs in connection with the Proposed Reorganization.  Notwithstanding anything in the Reorganization Plan to the contrary, an expense will be paid by the Fund directly incurring it if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

The Trusts may amend the Reorganization Plan in any manner, provided that after Empire Builder Fund’s shareholders’ approval thereof, no such amendment may have a material adverse effect on those shareholders’ interests.

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Reasons for the Proposed Reorganization

The primary reason for the Proposed Reorganization is to provide for the ongoing management of Empire Builder Fund.  Glickenhaus & Co., the investment adviser of Empire Builder Fund, and Neuberger Berman LLC entered into an agreement dated October 8, 2012, pursuant to which Neuberger Berman LLC would acquire certain assets and the goodwill of Glickenhaus  & Co.’s business, including its business as the investment adviser to Empire Builder Fund, and Glickenhaus & Co. would agree to certain transitional and post-closing services and covenants. The Proposed Reorganization is being proposed in conjunction with the sale of Glickenhaus & Co.  The Proposed Reorganization will provide you with access to additional investment options and shareholder services. In addition, New Fund is expected to have lower expenses than Empire Builder Fund.

Board Considerations

The Proposed Reorganization was reviewed by Empire Builder Fund Board, with the advice and assistance of independent legal counsel to the Board.  Empire Builder Fund Board considered various background materials, analyses and other information provided by NBM and Glickenhaus & Co. regarding, among other things, the topics discussed below, including responses to specific requests by the Board.  After Empire Builder Fund Board reviewed, evaluated and discussed these materials, Empire Builder Fund Board, including all the independent Board members thereof (the “Independent Directors”), approved the Proposed Reorganization having determined that participation by Empire Builder Fund in the Proposed Reorganization was in the best interests of Empire Builder Fund and that the interest of existing shareholders of Empire Builder Fund would not be diluted as a result of the Proposed Reorganization.

The general factors considered by Empire Builder Fund Board in assessing and approving the Proposed Reorganization included, among others, in no order of priority: (1) the terms and conditions of the Reorganization Plan; (2) various potential benefits of the Proposed Reorganization to the shareholders of Empire Builder Fund and that Empire Builder Fund shareholder interests would not be diluted as a result of the Proposed Reorganization (the exchange would take place at net asset value and there would be no sales charge or other charge imposed as a result of the Proposed Reorganization); (3) the similarities and differences, as described below, in the Funds’ investment objectives, strategies and restrictions; (4) the types of investments in which each Fund invests and the relative risks of investing in each Fund; (5) the relative management fees and operating expenses of Empire Builder Fund and New Fund, including the fact that the total projected expense ratio for the Institutional Class shares of New Fund is lower than the current expense ratio for each class of Empire Builder Fund and the fact that NBM has agreed to cap New Fund’s total expenses for a period of three years; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services to be provided by NBM to New Fund; (7) the expectation that the transaction will qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Empire Builder Fund or its shareholders for federal income tax purposes as a direct result of the transaction; (8) that the costs of the Proposed Reorganization

26

are to be borne by NBM and not by Empire Builder Fund; (9) the fact that Glickenhaus  & Co. is winding down its business and will no longer be in a position to serve as investment adviser to Empire Builder Fund; and (10) potential alternatives to the Proposed Reorganization, including the fact that, because Glickenhaus  & Co. will be paid if the Proposed Reorganization occurs, it has an incentive to recommend the transaction as compared to other alternatives.

In their deliberations, Empire Builder Fund Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors.  Empire Builder Fund Board recommends that shareholders vote “FOR” approval of the Reorganization Plan.

At a meeting held on October 25, 2012, New Trust Board approved the Reorganization Plan, finding that the Proposed Reorganization is in the best interests of New Fund and its shareholders.

Capitalization

Capitalization tables showing unaudited capitalization of Empire Builder Fund’s Premier Class and Builder Class shares, New Fund’s Institutional Class shares and each Fund on a pro forma combined basis after the Proposed Reorganization are included in Appendix D.

Federal Income Tax Consequences

The exchange of Empire Builder Fund’s assets solely for New Fund shares and the latter’s assumption of Empire Builder Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Code.  As a condition to consummation of the Proposed Reorganization, each Trust will receive an opinion from K&L Gates LLP, New Trust’s counsel (“Opinion”), substantially to the effect that – based on the facts and assumptions stated therein and conditioned on the representations and warranties made in the Reorganization Plan being true and complete at the Effective Time and consummation of the Proposed Reorganization in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that New Trust’s counsel has not approved) – for federal income tax purposes:

(a)
The Proposed Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F) of the Code), and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)
Empire Builder Fund will recognize no gain or loss on the transfer of its assets to New Fund in exchange solely for New Fund shares and New Fund’s assumption of Empire Builder Fund’s liabilities or on the subsequent distribution of those shares to Empire Builder Fund’s shareholders in exchange for their Empire Builder Fund shares;

(c)	New Fund will recognize no gain or loss on its receipt of Empire Builder Fund’s assets in exchange solely for New Fund shares and its assumption of Empire Builder Fund’s liabilities;

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(d)
New Fund’s basis in each asset it receives from Empire Builder Fund will be the same as the latter’s basis therein immediately before the Proposed Reorganization, and New Fund’s holding period for each such asset will include Empire Builder Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period);

(e)	An Empire Builder Fund shareholder will recognize no gain or loss on the exchange of all its Empire Builder Fund shares solely for New Fund shares pursuant to the Proposed Reorganization;

(f)
An Empire Builder Fund shareholder’s aggregate basis in New Fund shares it receives in the Proposed Reorganization will be the same as the aggregate basis in its Empire Builder Fund shares it actually or constructively surrenders in exchange for those New Fund shares, and its holding period for those New Fund shares will include, in each instance, its holding period for those Empire Builder Fund shares, provided the shareholder holds them as capital assets at the Effective Time; and

(g)
For purposes of section 381 of the Code, New Fund will be treated just as Empire Builder Fund would have been treated if there had been no reorganization.  Accordingly, the Proposed Reorganization will not result in the termination of Empire Builder Fund’s taxable year, Empire Builder Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no reorganization, and the part of Empire Builder Fund’s taxable year before the Proposed Reorganization will be included in New Fund’s taxable year after the Proposed Reorganization.

Notwithstanding clauses (b) and (d), the Opinion may state that no opinion is expressed as to the Proposed Reorganization’s effect on either Fund or Empire Builder Fund’s shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

FINANCIAL HIGHLIGHTS

The prospectus including the financial highlights information for Empire Builder Fund (File Nos. 002-86931; 811-03907) is incorporated by reference to Empire Builder Fund’s Prospectus, dated June 27, 2012, and Empire Builder Fund’s Annual Report for the fiscal year ended February 29, 2012 and Semi-Annual Report for the six-month period ended August 31, 2012.  Additional copies of Empire Builder Fund’s Prospectus and Annual Report are available upon request, without charge, by calling 1-800-847-5886 or on the Internet at www.empirebuilderfund.com.  New Fund has no financial highlights information of its own since its registration is currently pending with the SEC and it has not yet commenced operations.  It is expected that Institutional Class of New Fund will adopt the accounting history of the Builder Class of Empire Builder Fund if, and when, the Proposed Reorganization has been approved by Empire Builder Fund shareholders and the assets of Empire Builder Fund have been transferred to New Fund.

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INFORMATION RELATING TO VOTING MATTERS

General Information

Empire Builder Fund Board is providing this Prospectus/Proxy Statement in connection with the solicitation of proxies for use at the Meeting.  Solicitation of proxies will occur principally by mail, but officers and service contractors of Empire Builder Fund may also solicit proxies by telephone or in person.  Okapi Partners LLC has been hired to assist in the proxy solicitation.  For soliciting services, estimated proxy expenses total $11,000.  NBM will bear all costs of solicitation.  If votes are recorded by telephone, the proxy solicitor will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Empire Builder Fund a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

Only shareholders of Empire Builder Fund of record at the close of business on [______] will be entitled to vote at the Meeting.  On [______], there were outstanding and entitled to be voted [______] Premier Class shares and [______] Builder Class shares of Empire Builder Fund.  Each share or fractional share is entitled to one vote or fraction thereof.

If the accompanying proxy card is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting or any adjournment or postponement thereof.  If you sign and date your proxy card but do not mark it “For,” “Against” or “Abstain,” the persons named as proxies will vote it “FOR” the Proposed Reorganization.  For information on adjournments or postponements of the Meeting, see “Quorum” below.

Shareholder Approval

The Reorganization Plan is being submitted for approval at the Meeting in accordance with the provisions of the Declaration of Trust and By-laws of Empire Builder Fund.  A quorum is constituted by a majority of the total number of shares outstanding and entitled to vote at the Meeting present in person or represented by proxy. Under the Declaration of Trust and By-laws, the Proposed Reorganization must be approved by the affirmative vote of a majority of the shares voted in person or by proxy at the Meeting.  Shareholders who do not vote for the Proposed Reorganization do not have appraisal rights.

In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted in determining whether a quorum is present for purposes of convening the Meeting.  With respect to voting on the Proposed Reorganization, abstentions and broker non-votes will have no effect on the proposal.

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Control Persons

As of [               ], there were no shareholders of record that owned 5% or more of the outstanding shares of the Premier Class or Builder Class of Empire Builder Fund.

As of [                       ], the Trustees and officers of Empire Builder Fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Premier Class and Builder Class of Empire Builder Fund.

As of [               ], there were no shareholders of record that owned 5% or more of the outstanding shares of New Fund and the Trustees and officers of New Fund, as a group, did not own shares of New Fund because it has not yet commenced operations.

Quorum; Adjournment

As noted above, quorum is constituted by majority of the total number of shares outstanding and entitled to vote at the Meeting present in person or represented by proxy.  Subject to the rules established by the Chairman of the Meeting, in the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or, if no shareholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting without determining the date of the meeting..  In the former case, the persons named as proxies will vote in their discretion those proxies that they are entitled to vote "FOR" or "AGAINST" any proposal.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Performance Information

Performance history will be available for New Fund after New Fund has been in operation for one calendar year.

It is expected that Institutional Class of New Fund will adopt the accounting history of the Builder Class of Empire Builder Fund if, and when, the Proposed Reorganization has been approved by Empire Builder Fund shareholders and the assets of Empire Builder Fund have been transferred to New Fund.

Payments to Investment Providers and Other Financial Intermediaries

If you purchase shares of New Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of New Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

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Tax Information

The part of New Fund’s dividends that it designates as “exempt-interest dividends” will be excludable from your gross income for federal income tax purposes. (Accordingly, investment in New Fund’s shares is not appropriate for tax-exempt investors, which will not benefit from that exclusion.) Distributions derived from interest on municipal securities of New York issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from New York State and New York City personal income taxes. Distributions of New Fund’s taxable net investment income and net capital gains, if any, will be taxable to you. Some exempt-interest dividends New Fund pays may be subject to state and local income taxes, especially if you pay taxes to a state other than New York. In addition, a portion of those dividends is expected to be attributable to interest on private activity bonds that you must treat as a tax preference item for purposes of calculating your liability, if any, for the federal alternative minimum tax.

Management of Empire Builder Fund

James R. Vaccacio is the portfolio manager for Empire Builder Fund. Mr. Vaccacio has managed Empire Builder Fund since 1988. Responsibility to oversee management of Empire Builder Fund rests with Empire Builder Fund Board.  The investment adviser to Empire Builder Fund is Glickenhaus  & Co. Glickenhaus  & Co. also acts as principal underwriter of Empire Builder Fund. U.S. Bank, N.A. acts as Empire Builder Fund’s custodian.  Ultimus Fund Solutions, LLC serves as Empire Builder Fund’s transfer agent, administrator and fund accountant and also provides compliance services to Empire Builder Fund.

See Appendix C for more information regarding Empire Builder Fund.

Management of New Fund

Investment Manager

New Fund will pay NBM fees at the annual rate of 0.250% of the first $500 million, 0.225% of the next $500 million, 0.200% of the next $500 million, 0.175% of the next $500 million, and 0.150% in excess of $2 billion of New Fund’s average daily net assets for investment management services. New Fund will pay NBM fees at the annual rate of  0.15% of its average daily net assets for administrative services provided to Institutional Class of New Fund.

A discussion regarding the basis for the approval of New Fund’s investment advisory and sub-advisory agreements by the New Trust Board of Trustees will be available in New Fund’s initial shareholder report.

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Portfolio Managers

Please see the Statement of Additional Information related to this Prospectus/Proxy Statement for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Funds that they manage.

James L. Iselin is a Managing Director of NBM and NBFI. Mr. Iselin joined NBFI in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in its Municipal Fixed Income group since 1993.

S. Blake Miller is a Managing Director of NBM and NBFI. Mr. Miller joined NBFI in 2008. Prior to this, he was the head of Municipal Fixed Income investing at another firm where he worked since 1986.

Mr. Iselin and Mr. Miller have managed the Fund since [2012].

In approving the Reorganization Plan, you are also approving NBM as New Fund’s investment manager and NBFI as New Fund’s sub-adviser.

See Appendix C for more information regarding New Fund.

New Trust Board

Information regarding New Trust Board is available in the Statement of Additional Information related to this Prospectus/Proxy Statement.

Description of the Securities to be Issued

New Trust is registered with the SEC as an open-end management investment company and its Trustees are authorized to issue an unlimited number of shares of beneficial interest in each separate series (par value $0.001 per share). Shares of each series of New Trust represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

New Trust Board does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of the shareholders of a series only if required under the 1940 Act or in their discretion or upon the written request of holders of 25% or more of the outstanding shares of that series entitled to vote.

Under Delaware law, the shareholders of a series will not be personally liable for the obligations of any series; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument of New Trust requires that every written obligation of the Trust or a series contain a statement that such obligation may be enforced only against the assets of the Trust or a specific series and provides for indemnification out of the

32

Trust or series property of any shareholder nevertheless held personally liable for the Trust or series obligations, respectively.

Shareholder Rights

The chart below describes some of the differences between your rights as an Empire Builder Fund shareholder and your rights as a New Fund shareholder.  Empire Builder Fund is a Massachusetts business trust, and New Fund is a series of New Trust, a Delaware statutory trust.

Category	Empire Builder Fund	New Fund
1.Par Value	Each share has no par value.	Each share has a par value of $.001
2.Preemptive Rights	None	None
3.Preference	None but subject to change by Board as appropriate	None
4.Appraisal Rights	None	None
5.Conversion Rights	None	None
6.Exchange Rights (not including the right to exchange among Funds)	None	None
7.Shareholder Rights	No right to call for any partition or division of property, profits, rights or interest of the Trust	No right to call for any partition or division of property, profits, rights or interest of the Trust
8.Personal Liability of Shareholders	None, subject to theoretical risks under Massachusetts common law	None
9.Annual meetings	No annual meetings required, unless required under the 1940 Act	No annual meetings required, unless required under the 1940 Act
10.Right to call meeting of shareholders	Shall be called upon request of shareholders owning at least 10% of the outstanding shares	Shall be called upon request of shareholders owning at least 10% of the outstanding shares
11.Notice of meetings	Mailed to each shareholder entitled to vote at least 7 days prior to the meeting	Mailed to each shareholder entitled to vote at least 15 days prior to the meeting
12.Record date for meetings	Trustees may fix in advance a date up to 60 days before the meeting	Trustees may fix in advance a date up to 90 days before the meeting
13.Election of Trustees	Requires plurality	Requires plurality
14.Adjournment of meetings	A majority of shares present in person or by proxy and entitled to vote	A majority of shares present in person or by proxy and entitled to vote
15.Removal of Trustees by Shareholders	May be removed at a shareholder meeting by a vote of shareholders owning at least 2/3 of the outstanding shares of the Trust	May be removed at a shareholder meeting by a vote of shareholders owning at least 2/3 of the outstanding shares of the Trust

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MISCELLANEOUS
Additional Information

Additional information about Empire Builder Fund is included in the Prospectus, dated June 27, 2012, as supplemented November 12, 2012, which is incorporated by reference herein. Additional information about Empire Builder Fund may also be obtained from its Statement of Additional Information, dated June 27, 2012, its Annual Report for the fiscal year ended February 29, 2012, and its Semi-annual Report for the fiscal period ended August 31, 2012 which have been filed with the SEC. Copies of the Prospectus, Statement of Additional Information, and Annual and Semi-annual Reports for Empire Builder Fund may be obtained without charge by calling Empire Builder Fund at 1-800-847-5886 or on the Internet at www.empirebuilderfund.com.  Empire Builder Fund is subject to certain informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and in accordance with such requirements files reports, proxy statements, and other information with the SEC.  These materials may be inspected and copied:

●	At the Public Reference Facilities maintained by the SEC at 100 F Street, N.E. , Washington D.C. 20549;

●	By writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information, 100 F Street, N.E. , Washington D.C. 20549 at rates prescribed by the SEC;

●	By e-mail request to publicinfo@sec.gov (for a duplicating fee); and

●	On the SEC’s EDGAR database on the SEC’s Internet Web site at http://www.sec.gov.

Additional information about New Fund may also be obtained from the Statement of Additional Information related to this Prospectus/Proxy Statement. New Fund is subject to certain informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and in accordance with such requirements will file reports, proxy statements, and other information with the SEC. It is expected that New Fund’s Institutional Class will assume the accounting history, including the financial highlights, of Empire Builder Fund’s Premier Class if shareholders approve the Proposed Reorganization.

Legal Matters

Opinions concerning certain legal matters pertaining to the Proposed Reorganization will be provided by legal counsel to New Trust, K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, and legal counsel to Empire Builder Fund, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

34

Experts

The audited financial statements of Empire Builder Fund incorporated by reference herein and included in Empire Builder Fund’s Annual Report to Shareholders for the fiscal year ended February 29, 2012 have been audited by PricewaterhouseCoopers LLP, Empire Builder Fund’s Independent Registered Public Accounting Firm. Their report is included in Empire Builder Fund’s Annual Report to Shareholders. These financial statements have been incorporated herein by reference in reliance on PricewaterhouseCoopers LLP’s report given on their authority as experts in auditing and accounting.

Other Business

Empire Builder Fund Board knows of no other business to be brought before the Meeting.  However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to Empire Builder Fund in writing at the address on the cover page of this Prospectus/Proxy Statement or by telephoning 1-800-847-5886.

*           *           *

SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR TO VOTE VIA TELEPHONE BY CALLING THE NUMBER ON YOUR PROXY CARD OR ON THE INTERNET BY VISITING THE WEBSITE ADDRESS IDENTIFIED ON YOUR PROXY CARD.

35

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [_________ __,] 2013, among NEUBERGER BERMAN INCOME FUNDS, a Delaware statutory trust (“New Trust”), on behalf of Neuberger Berman New York Municipal Income Fund, a segregated portfolio of assets (“series”) thereof (“New Fund”), THE EMPIRE BUILDER TAX FREE BOND FUND, a Massachusetts business trust (“Old Fund”), and, solely for purposes of paragraphs 5.13, 7.2, and 7.3, NEUBERGER BERMAN MANAGEMENT LLC (“NBM”), and solely for purposes of paragraphs 5.1, 5.12, 5.13, and 7.3, GLICKENHAUS & CO. (“Glickenhaus”).  (Each of New Fund and Old Fund is sometimes referred to herein as a “Fund,” and each of New Trust and Old Fund is sometimes referred to herein as an “Investment Company.”)  Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations described herein made or to be taken or undertaken by New Fund or New Trust are made and shall be taken or undertaken by New Trust on New Fund’s behalf and shall be the agreements, covenants, representations, warranties, actions, and obligations of New Fund only, (2) all rights and benefits created hereunder in favor of New Fund shall inure to, and shall be enforceable by, New Trust on its behalf, and (3) in no event shall any other series of New Trust or the assets thereof be held liable with respect to the breach or other default by New Fund or New Trust of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each Investment Company wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will involve Old Fund’s changing its identity, form, and place of organization -- by converting from a Massachusetts business trust to a series of a Delaware statutory trust -- by (1) transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in New Fund and New Fund’s assumption of all of Old Fund’s liabilities, (2) distributing those shares pro rata to Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein collectively as the “Reorganization”).

Each Investment Company’s Board of Trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof by New Trust, on New Fund’s behalf, and by Old Fund, respectively, by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of its Fund.  In addition, Old Fund’s Board, including a majority of its Non-Interested Persons, has determined that the interests of its existing shareholders will not be diluted as a result of the Reorganization.

Old Fund currently offers two classes of shares, designated Premier Class shares and Builder Class shares (“Premier Class Old Fund Shares” and “Builder Class Old Fund Shares,” respectively, and collectively, “Old Fund Shares”).  New Fund will offer one class of shares, designated Institutional Class shares (“New Fund Shares”).

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1           Subject to the requisite approval of Old Fund’s shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund.  In exchange therefor, New Fund shall --

(a)
   (1) if the net asset value (“NAV”) per Premier Class Old Fund Share and the NAV per Builder Class Old Fund Share (each as computed to the second decimal place) are identical at the Effective Time (as defined in paragraph 3.1), issue and deliver to Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, or

   (2) if those NAVs are not identical at that time, issue and deliver to Old Fund the number of full and fractional (a) New Fund Shares determined by dividing Old Fund’s net value (computed as set forth in paragraph 2.1) (“Old Fund Value”) attributable to the Premier Class Old Fund Shares by $10.00 (or other amount established as the initial NAV of a New Fund Share) (“Initial NAV”) and (b) New Fund Shares determined by dividing the Old Fund Value attributable to the Builder Class Old Fund Shares by the Initial NAV of a New Fund Share, and

(b)	assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2           The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records -- Old Fund owns at the Effective Time and any deferred and prepaid expenses shown as assets on Old Fund’s books at that time.

1.3   The Liabilities shall consist of all of Old Fund’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement, except for Old Fund’s Reorganization Expenses (as defined in paragraph 4.3(f)) that are borne by NBM pursuant to paragraph 7.2.  Notwithstanding the foregoing, Old Fund shall endeavor, to the extent practicable, to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4           At or before the Closing, New Fund shall redeem the Initial Share (as defined in paragraph 6.6) for an amount equal to the Initial NAV.  At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Effective Time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and, as soon as reasonably practicable thereafter, shall completely liquidate.  That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to such transfer, each Shareholder’s account shall be credited with (a) if paragraph 1.1(a)(1) applies, the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time or (b) if paragraph 1.1(a)(2) applies, the pro rata number of full and fractional New Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Premier Class Old Fund Shares shall be credited with the pro rata number of full and fractional New Fund Shares due that Shareholder, and the account for each Shareholder that holds Builder Class Old Fund Shares shall be credited with the pro rata number of full and fractional New Fund Shares due that Shareholder).  The aggregate NAV of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records.  New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5           After the Effective Time, Old Fund shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated and shall make all filings and take all other actions in connection therewith as required by applicable law or are necessary and proper to effect that termination.

1.6           Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7           Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.	VALUATION

For purposes of paragraph 1.1(a)(2), Old Fund’s net value shall be (a) the value of the Assets immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Old Fund’s declaration of any dividends and/or other distributions on the date of the Closing (“Valuation Time”), computed using the valuation procedures set forth in its then-current prospectus and statement of additional information and established by Old Fund’s Board, less (b) the amount of the Liabilities at the Valuation Time.  All those computations shall be made by or under the direction of Ultimus Fund Solutions, LLC (“Ultimus”), in its capacity as Old Fund’s administrator, or, in the case of securities subject to fair valuation, in accordance with those valuation procedures and shall be subject to review by NBM, in its capacity as New Fund’s administrator, and by Tait Weller & Baker LLP, New Fund’s independent accountants.  The Investment Companies agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences between the prices of portfolio securities determined in accordance with Old Fund’s pricing policies and procedures and those determined in accordance with New Fund’s pricing policies and procedures.

3.	CLOSING AND EFFECTIVE TIME

3.1           The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at New Trust’s offices on [_________ __,] 2013, or at such other place and/or date as to which the Investment Companies may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the date thereof (“Effective Time”).

3.2           Old Fund shall direct U.S. Bank, N.A., its custodian (“Custodian”), to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets have been delivered in proper form to New Fund within two business days before or at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  Each of Old Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Old Fund at the Effective Time for New Fund’s account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver at the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories.  The cash to be transferred by Old Fund shall be delivered by wire transfer of federal funds at the Effective Time.

3.3           Old Fund shall direct Ultimus, in its capacity as Old Fund’s transfer agent, to deliver at the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares of each outstanding class of Old Fund Shares each Shareholder owns and which of those shares are represented by outstanding certificates and which by book-entry accounts, (c) the dividend reinvestment elections, if any, applicable to each Shareholder, and (d) the backup withholding and nonresident alien withholding certifications, notices, or records on file with Trust with respect to each Shareholder, all at the Effective Time.

3.4           Old Fund shall deliver to New Trust at the Closing, in a form satisfactory to New Trust, information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on Old Fund’s books immediately before the Closing and a Certificate as to the truthfulness, accuracy, and completeness thereof.

3.5           If requested by New Trust, Old Fund shall direct PricewaterhouseCoopers LLP, an independent registered public accounting firm that audits Old Fund’s books (“PWC”), and other applicable service providers to deliver at the Closing all work papers and supporting statements related to financial statements and tax returns, including those related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006), pertaining to Old Fund (collectively, “Work Papers”) (a) for all fiscal and taxable periods ended by February 29, 2012, and (b) if the Effective Time occurs by February 28, 2013, for the period from March 1, 2012, through the Effective Time.

3.6           New Trust shall direct its transfer agent to deliver to Old Fund (a) at the Closing, a confirmation, or other evidence satisfactory to Old Fund, that the New Fund Shares to be issued to Old Fund pursuant to paragraph 1.1(a) have been credited to Old Fund’s account on New Fund’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders.

3.7           Each Investment Company shall deliver to the other at the Closing (a) a Certificate in form and substance reasonably satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby, and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests.

3.8           If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for Old Fund’s portfolio securities (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange is disrupted, so that, in the judgment of an appropriate officer of either Investment Company, accurate appraisal of the Old Fund Value is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored or later date mutually agreed in writing by an authorized officer of each Investment Company.

4.           REPRESENTATIONS AND WARRANTIES

4.1          Old Fund represents and warrants to New Trust, on New Fund’s behalf, as follows:

(a)
Old Fund is a trust operating under a written instrument or declaration of trust, the beneficial interest under which is divided into transferable shares, organized under the laws of the Commonwealth of Massachusetts (a “Massachusetts business trust”) that is duly organized and validly existing under the laws of that commonwealth; its Amended and Restated Agreement and Declaration of Trust, dated March 15, 1996 (“Declaration”), is on file with that commonwealth’s Secretary of State; and before January 1, 1997, Old Fund “claimed” classification for federal tax purposes as an association taxable as a corporation, and it has never elected otherwise;

(b)
Old Fund is duly registered as an open-end management investment company under the 1940 Act, and that registration and the registration of each class of Old Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), will be in full force and effect at the Effective Time; and Old Fund has the power to own all its properties and assets and to carry on the business described in its current registration statement on Form N-1A;

(c)
Old Fund’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Old Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)
At the Effective Time, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances; and on delivery and payment for the Assets, New Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the 1933 Act (except securities that are subject to “securities loans” as referred to in section 851(b)(2) or that are restricted to resale by their terms);

(e)
Old Fund is not engaged currently, and its execution, delivery, and performance of this Agreement will not result, in (1) a material violation of or conflict with any provision of Massachusetts law, or of the Declaration or Old Fund’s By-Laws (collectively, “Old Fund Governing Documents”), or of any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any

Undertaking, judgment, or decree to which Old Fund is a party or by which it is bound;

(f)
At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Old Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (2) provision for discharge and/or New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)
No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to its knowledge, threatened against Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(h)
Old Fund’s Statement of Assets and Liabilities, Statement of Operations, Schedule of Investments, and Statements of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended February 29, 2012, have been audited by PWC and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements and Old Fund’s unaudited Statements for the six months ended August 31, 2012 (copies of which Old Fund has furnished to New Trust) present fairly, in all material respects, Old Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended; and to Old Fund’s management’s best knowledge and belief, there are no known contingent liabilities, debts, obligations, or duties of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at their respective dates that are not disclosed therein;

(i)
Since February 29, 2012, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this representation and warranty, a decline in NAV per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund’s liabilities, or the redemption of Old Fund Shares by its shareholders will not constitute a material adverse change;

(j)
All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Old Fund’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (a) the reporting of dividends and other distributions on and redemptions of its shares, (b) withholding in respect thereof, and (c) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(k)
Old Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Old Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and has elected to be a regulated investment company under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including [if the Agreement is dated before 2/28/2013], if the Effective Time occurs after February 28, 2013, its current taxable year ending on that date and the period thereafter through the Effective Time (collectively, “current year”)), Old Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification as a RIC and has been (and for the current year will be) eligible to and has computed its federal income tax under section 852; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)
All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(m)	Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)	Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)
On the date on which they were issued, on the effective date of the Registration Statement (as defined in paragraph 4.3(a)), at the time of the Shareholders Meeting (as defined in paragraph 4.2), and at the Effective Time, Old Fund’s prospectus and statement of additional information will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (“Untrue Statement or Omission”);

(p)
The Registration Statement (other than written information provided by New Trust for inclusion therein) will, on its effective date, at the time of the Shareholders Meeting, and at the Effective Time, not contain any Untrue Statement or Omission;

(q)
The information to be furnished by Old Fund for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any Untrue Statement or Omission;

(r)
The minute books and similar records of Old Fund made available to New Trust prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board and any committees of its Board; the shareholder records, including share transfer ledgers, of Old Fund so made available accurately reflect all record transfers prior to the execution of this Agreement in Old Fund’s shares; and any other books and records of Old Fund so made available are true and correct in all material respects and contain no material omissions with respect to the business and operations of Old Fund;

(s)
Old Fund has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of section 31 of the 1940 Act and rules thereunder, and such books and records are true and correct in all material respects;

(t)	Old Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;

(u)	Old Fund does not have any unamortized or unpaid organizational fees or expenses;

(v)	The New Fund Shares to be delivered to Old Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(w)
The Declaration permits Old Fund to vary its shareholders’ investment; and Old Fund does not have a fixed pool of assets and is a managed portfolio of securities; and Glickenhaus, Old Fund’s investment adviser, has the authority to buy and sell securities for it; and

(x)	Old Fund has not changed its taxable year-end within the most recent 48-month period ended February 29, 2012, and does not intend to change its taxable year-end prior to the Closing.

4.2           New Trust, on New Fund’s behalf, represents and warrants to Old Fund as follows:

(a)
New Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; its Certificate of Trust has been duly filed in the office of the Secretary of State thereof; and before January 1, 1997, New Trust “claimed” classification for federal tax purposes as an association taxable as a corporation, and it has never elected otherwise;

(b)
New Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration and the registration of each class of New Fund Shares under the 1933 Act will be in full force and effect at the Effective Time; and New Trust has the power to own all its properties and assets and to carry on the business described in its current registration statement on Form N-1A;

(c)	Before the Effective Time, New Fund will be a duly established and designated series of New Trust;

(d)
New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;

(e)
Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Share;

(f)	No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(g)
New Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

(h)
New Fund is not engaged currently, and New Trust’s execution, delivery, and performance of this Agreement will not result, in (1) a material violation of or conflict with any provision of Delaware law, or of New Trust’s Trust Instrument (“Trust Instrument”) or By-Laws (collectively, “New Trust Governing Documents”), or of any Undertaking to which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;

(i)
No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to its knowledge, threatened against New Trust with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(j)
New Fund will not be classified as a partnership, and instead will be classified as an association that is taxable as a corporation, for federal tax purposes and has elected the latter classification by filing Form 8832 with the Service; New Fund has not filed any federal income tax return and will file its first such return, after the completion of the taxable year in which the Reorganization occurs, as a RIC on Form 1120-RIC; until such time, New Fund will take all steps necessary to ensure that it qualifies for taxation as a RIC under Subchapter M and will not take any steps inconsistent with that qualification; from and after its commencement of operations, New Fund will be an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); assuming that Old Fund meets the requirements of Subchapter M for qualification as a RIC for the part of its taxable year through the Effective Time, New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for succeeding taxable years;

(k)
New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company;

(l)
There is no plan or intention for New Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(m)	New Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(n)
New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ account, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(o)
The Prospectus (as defined in paragraph 4.3(a)) (insofar as it relates to New Trust or New Fund) will, on its effective date, at the time of the Shareholders Meeting, and at the Effective Time, not contain any Untrue Statement or Omission; provided that the foregoing will not apply to statements in or omissions from the Prospectus made in reliance on and in conformity with information furnished by Old Fund for use therein; and

(p)
The Trust Instrument permits New Trust to vary its shareholders’ investment; and New Trust does not have a fixed pool of assets -- each series thereof (including New Fund after it commences operations) is a managed portfolio of securities, and NBM and Neuberger Berman Fixed Income LLC, New Trust’s sub-adviser, have the authority to buy and sell securities for it.

4.3           Each of Old Fund and New Trust, on behalf of New Fund, represents and warrants to the other Investment Company as follows:

(a)
No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement, except for (1) Old Fund’s filing with the Commission of a supplement to its prospectus describing the Reorganization, (2) New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto (“Registration Statement”), including therein a prospectus (“Prospectus”), and a registration statement on Form N-1A registering New Fund, (3) the Commission’s declaring the latter registration statement effective, and (4) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

(b)
The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c)	The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)	The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

(e)
None of the compensation received by or to be paid to any Shareholder who or that is a trustee of either Investment Company or an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of that Shareholder’s Old Fund Shares; none of New Fund Shares any such Shareholder receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)
No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by New Fund, NBM, Glickenhaus, or any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

(g)
Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (2) New Fund will hold the same assets -- except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions (other than redemptions Old Fund will make as an open-end investment company pursuant to section 22(e) of the 1940 Act) and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

(h)	The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

(i)	The principal purpose of New Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction.

5.	COVENANTS

5.1           Old Fund covenants to operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Old Fund Shares, and regular and customary periodic dividends and other distributions.  In order to facilitate the transfer of Assets at the Effective Time, NBM may request in writing that Glickenhaus use commercially reasonable best efforts, subject to Glickenhaus’s fiduciary duty, to limit or cease portfolio trading on behalf of Old Fund for a period of up to three days prior to the Valuation Time, and Glickenhaus agrees that it will accommodate any such request to the extent such trading restrictions are consistent with the investment objectives, policies, and strategies of Old Fund and consistent with fulfilling its fiduciary obligations as an investment adviser.

5.2           Old Fund covenants to call a meeting of Old Fund’s shareholders, to be held as soon as practicable after the date of the filing of the Registration Statement, to approve this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).  If Old Fund receives insufficient votes from shareholders at the Shareholders Meeting to approve this Agreement, it may be adjourned as permitted under the Old Fund Governing Documents, applicable law, and the Registration Statement in order to permit further solicitation of proxies.

5.3           Old Fund covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

5.4           Old Fund covenants that it will turn over its books and records (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

5.5           Each Investment Company covenants to cooperate in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6           Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Fund’s behalf, title to and possession of all the Assets, and (b) Old Fund, title to and possession of New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7           New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.

5.8           Old Fund covenants to distribute all the New Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation thereof.

5.9           Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.10           As promptly as practicable, but in any case within sixty days, after the Effective Time, Old Fund shall furnish to New Trust, in a form reasonably satisfactory thereto, a Certificate stating Old Fund’s earnings and profits for federal income tax purposes that will be carried over by New Fund as a result of section 381.

5.11           It is the Investment Companies’ intention that the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F)).  Each Investment Company covenants that it will not take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to so qualify.

5.12           Glickenhaus covenants that, if the Effective Time occurs after February 28, 2013, it will, at its sole expense, cause PWC to deliver to New Trust all Work Papers for the fiscal and taxable year ending on that date and for the period from that date through the Effective Time no later than the earlier of (a) 45 days after that date or (b) fifteen days after the Effective Time.

5.13           Glickenhaus covenants that if, by the Effective Time, Old Fund and/or its service providers have not distributed to its shareholders and filed with the Service Forms 1099 and related forms for the year ended December 31, 2012, Glickenhaus will, at its expense, do so within the time period required by the Code and the Regulations.  New Trust covenants that the Forms 1099 and related forms that New Fund will be required to distribute and file for the calendar year ending December 31, 2013, will include dividends and other distributions Old Fund pays that are required to be reflected on those forms, based on the information Old Fund provides to New Trust hereunder.

6.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

6.1           This Agreement shall have been duly adopted and approved by both Boards and shall have been duly approved by Old Fund’s shareholders at the Shareholders Meeting (including any adjournment(s) thereof) in the manner required by the Old Fund Governing

Documents and applicable law, and each Investment Company shall have received reasonable evidence of each such approval;

6.2           All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act; no stop order(s) suspending the effectiveness thereof shall have been issued; to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceeding(s) seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

6.3           At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4           New Trust shall have received an opinion of Ropes & Gray LLP (“Old Fund Counsel”), in a form reasonably satisfactory to New Trust, substantially to the effect that:

(a)
Old Fund is a Massachusetts business trust that is validly existing and in good standing under the laws of the Commonwealth of Massachusetts; and Old Fund has the trust power to own the Assets and to conduct its business as described in the Prospectus;

(b)	Old Fund is registered with the Commission as an open-end management investment company under the 1940 Act;

(c)
Old Fund (1) has the trust power to execute, deliver, and perform its obligations under this Agreement, (2) has taken all trust action necessary to authorize the execution, delivery, and performance of this Agreement, and (3) has duly executed and delivered this Agreement;

(d)
This Agreement is a valid and binding obligation of Old Fund, enforceable against Old Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other similar laws affecting the rights and remedies of creditors or secured parties generally, and general principles of equity;

(e)
The execution and delivery by Old Fund of, and its performance of its obligations under, this Agreement do not constitute a violation by Old Fund of (1) the Old Fund Governing Documents, (2) any statute, rule, or regulation of the Commonwealth of Massachusetts or the United States, or (3) any existing obligation of Old Fund under the express terms of any court order listed in the fact certificate on which such opinion is based (a copy of which either is delivered to New Trust at or before the Closing or is attached to the opinion letter); and

(f)
The execution and delivery by Old Fund of, and the performance by Old Fund of its obligations under, this Agreement (1) do not breach or constitute a default of Old Fund under the express terms of any Undertaking listed in such certificate and (2) do not require Old Fund to obtain any approval by or make any filing with any governmental authority under any statute, rule, or regulation of the Commonwealth of Massachusetts or the United States, other than approvals and filings previously obtained or made and in full force and effect.

In addition to the matters set forth above, such opinion shall include a statement to the effect that, as of the effective date of Old Fund Counsel’s internal procedures, Old Fund Counsel was not engaged by Old Fund to give substantive attention, in the form of legal consultation or representation, to any action or proceeding pending before any court, governmental agency, or arbitrator, or overtly threatened in writing, against Old Fund that seeks to enjoin the performance or affect the enforceability of this Agreement or the consummation of the transactions hereunder;

6.5           Old Fund shall have received an opinion of K&L Gates LLP (“New Trust Counsel”), in a form reasonably satisfactory to Old Fund, substantially to the effect that:

(a)
New Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware; New Fund is a series of New Trust established in accordance with the Delaware Statutory Trust Act (“Trust Act”) and the New Trust Governing Documents; and New Trust has the trust power [to acquire and own the Assets on New Fund’s behalf and] to conduct New Fund’s business as described in the Prospectus;

(b)	New Trust is registered with the Commission as an open-end management investment company under the 1940 Act;

(c)
New Trust (1) has the trust power to execute, deliver, and perform its obligations under this Agreement, (2) has taken all trust action necessary to authorize the execution, delivery, and performance of this Agreement, and (3) has duly executed and delivered this Agreement on New Fund’s behalf;

(d)
This Agreement is a valid and binding obligation of New Trust on behalf of New Fund, enforceable against New Trust with respect to New Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other similar laws affecting the rights and remedies of creditors or secured parties generally, and general principles of equity;

(e)
The execution and delivery by New Trust of, and its performance of its obligations under, this Agreement do not constitute a violation by New Trust of (1) the New Trust Governing Documents, (2) the Trust Act or any statute, rule, or regulation of the United States, or (3) any existing obligation of New Trust under the express terms of any court order listed in the fact certificate on which such opinion is based (a copy of which either is delivered to Old Fund at or before the Closing or is attached to the opinion letter); and

(f)
The execution and delivery by New Trust of, and the performance by New Trust of its obligations under, this Agreement (1) do not breach or constitute a default of New Trust under the express terms of any Undertaking listed in such certificate and (2) do not require New Trust to obtain any approval by or make any filing with any governmental authority under the Trust Act or any statute, rule, or regulation of the United States, other than approvals and filings previously obtained or made and in full force and effect.

In addition to the matters set forth above, such opinion shall include a statement to the effect that, as of the effective date of New Trust Counsel’s internal procedures, New Trust Counsel was not engaged by New Trust to give substantive attention, in the form of legal consultation or representation, to any action or proceeding pending before any court, governmental agency, or arbitrator, or overtly threatened in writing, against New Trust that seeks to enjoin the performance or affect the enforceability of this Agreement or the consummation of the transactions hereunder;

6.6           The Investment Companies shall have received an opinion of New Trust Counsel as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, New Trust Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which New Trust Counsel may treat as representations and warranties made to it (that shall survive the Closing), and in separate letters, if New Trust Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 3.7.  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that New Trust Counsel has not approved) -- for federal income tax purposes:

(a)
New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares and in complete liquidation of Old Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)	Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the

Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c)	New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)
New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)	A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)
A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)
For purposes of section 381, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;

6.7           Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one New Fund Share (“Initial Share”) to NBM or an affiliate thereof, in consideration of the payment of the Initial NAV, to vote on the investment advisory agreement and sub-advisory agreement referred to in paragraph 6.8 and to take whatever other action it may be required to take as New Fund’s sole shareholder;

6.8           New Trust (on behalf of and with respect to New Fund) shall have entered into, or adopted, as appropriate, an investment advisory agreement, a sub-advisory agreement, and other agreements and plans necessary for New Fund’s operation as a series of an open-end investment company.  Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by NBM or its affiliate as New Fund’s sole shareholder; and

6.9           Old Fund’s agreements with each of its service providers shall have terminated at or prior to the Effective Time in compliance with their termination provisions, without subjecting it to a contractual penalty, and each Investment Company shall have received assurances that no claims for damages (liquidated or otherwise) will arise as a result of any such termination.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

7.	BROKERAGE FEES AND EXPENSES

7.1           Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2           Subject to complying with the representation contained in paragraph 4.3(f), the fees and expenses of the Reorganization (“Reorganization Fees and Expenses”) shall be borne by NBM.  The Reorganization Fees and Expenses shall consist of (a) fees and expenses associated with filing, printing, and mailing the Registration Statement, (b) all proxy solicitation costs associated with the Reorganization, (c) accounting fees each Investment Company incurs in connection with the Reorganization, (d) legal fees and expenses New Trust incurs in connection with the Reorganization, and (e) if Old Fund submits to NBM at the Closing a reasonably detailed invoice from Old Fund Counsel, legal fees and expenses payable to such counsel that Old Fund incurs in connection with the Reorganization.  Notwithstanding anything herein to the contrary, an expense shall be paid by the Fund directly incurring it if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.3           For the period beginning at the Closing Date and ending no less than six years thereafter, Glickenhaus shall provide or cause to be provided, at the expense of NBM, “run-off” directors and officers errors and omissions insurance policy(ies) that cover(s) the present and former trustees and officers of Old Fund.

8.	ENTIRE AGREEMENT; SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

9.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1           By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [_________ __], 2013, or such other date as to which the Investment Companies agree; or

9.2           By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s shareholders’ approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11.	SEVERABILITY

Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

12.	MISCELLANEOUS

12.1           This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.2           Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than Old Fund or New Trust, on New Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

12.3           Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees and not individually.  Each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or, in New Trust’s case, any series thereof other than New Fund but are only binding on and enforceable against its property -- in New Trust’s case, its property attributable to and held for the benefit of New Fund (“New Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to (a) in Old Fund’s case, New Fund’s Property, and (b) in New Trust’s case, Old Fund’s property, in settlement of such rights or claims and not to such trustees, officers, or shareholders or, in Old Fund’s case, to the property attributable to and held for the benefit of any other series of New Trust.

12.4           This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the other parties.  The article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

NEUBERGER BERMAN INCOME FUNDS, on behalf of its series, Neuberger Berman New York Municipal Income Fund
By:	____________________________________
Robert Conti
President

THE EMPIRE BUILDER TAX FREE BOND FUND

By:	____________________________________
Name ________________________________
Title ________________________________

Solely for purposes of paragraph 5.13, 7.2 and 7.3:

NEUBERGER BERMAN MANAGEMENT LLC

By: _______________________________
Name  ________________________
Title   ________________________

Solely for purposes of paragraphs 5.1, 5.12, 5.13 and 7.3:

GLICKENHAUS & CO.

By: _______________________________
Name  ________________________
Title   ________________________

APPENDIX B

INFORMATION RELATING TO BUYING AND SELLING SHARES
OF NEW FUND’S INSTITUTIONAL CLASS SHARES

Institutional Class shares of New Fund generally are available through investment providers. For Predecessor Investors (as defined below), shares of New Fund are available directly from Neuberger Berman Management LLC. See “Maintaining Your Account” and “Predecessor Investors”.

Share Prices

Because Institutional Class shares of New Fund do not have a sales charge, the price you pay for each share of New Fund is New Fund’s net asset value per share. Similarly, because there are no fees for selling shares, New Fund pays you the full share price when you sell shares.

If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

New Fund generally is open for business every day the New York Stock Exchange (“Exchange”) is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. However, New Fund will not be open for business on Columbus Day and Veterans Day even if the Exchange is open, because fixed income securities generally will not be traded on those days. Because fixed income securities trade in markets outside the Exchange, New Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, New Fund would post a notice on www.nb.com.

New Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see “Maintaining Your Account” for information on placing orders). We cannot accept your purchase order until payment has been received. Orders to purchase or sell shares of New Fund must be received in good order by the time at which New Fund prices its shares in order to be processed that day. If you use an investment provider, you should check with that provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that New Fund’s share price could change on days when you are unable to buy or sell shares.

Share Price Calculations

The net asset value per share of each class of New Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of New Fund’s portfolio securities changes every business day, its share price usually changes as well.

Debt securities (other than short-term securities) held by New Fund generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations. Short-term securities held by New Fund may be valued on the basis of amortized cost. Equity securities held by New Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale or official closing price, on the basis of market quotations.

If a valuation for a security is not available from an independent pricing service or if Neuberger Berman Management LLC believes in good faith that the valuation does not reflect the amount New Fund would receive on a current sale of that security, New Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, New Fund may use a fair value estimate made according to methods approved by the Board of Trustees. New Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to New Fund’s net asset value calculation.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of Neuberger Berman Management LLC, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect New Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of New Fund’s net asset value by such traders.

Privileges and Services

Predecessor Investors have access to the services listed below. If you purchase shares through an investment provider, consult that provider for information about investment services.

Systematic Investments. This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month. You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.

Systematic Withdrawals. This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers. When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

Internet Access. At www.nb.com, you can make transactions, check your account, and access a wealth of information.

FUNDfone® . Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount — say, $100 a month — you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

Distributions and Taxes

Distributions. New Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, New Fund declares income dividends daily and pays them monthly. New Fund makes any capital gain distributions once a year (in December).

Unless you designate otherwise, your income dividends and capital gain distributions, if any, from New Fund will be reinvested in additional Institutional Class shares of New Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account. To take advantage of one of these options, please contact New Fund in writing or by phone if you bought shares directly. If you use an investment provider, you must consult it about whether your income dividends and capital gain distributions from New Fund will be reinvested in additional Institutional Class shares of New Fund or paid to you in cash.

How distributions are taxed. The part of New Fund’s income dividends that it reports to its shareholders in writing as “exempt-interest dividends” (essentially, the part of its dividends equal to the excess of its interest income that is excludable from gross income for federal income tax purposes over certain amounts disallowed as deductions) is excludable from its shareholders’ gross income for those purposes. Accordingly, shares of New Fund are not appropriate investments for tax-advantaged retirement plans and accounts and other tax-exempt investors. All other Fund distributions you receive, including distributions of net realized capital gains, are generally taxable to you regardless of whether you take them in cash or reinvest them in additional Fund shares.

Distributions of net realized capital gains and other taxable income, if any, generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net income (other than exempt-interest dividends) and the excess of net short-term capital gain over net long-term capital loss are taxed as ordinary income.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain. The tax treatment of capital gain distributions depends on how long New Fund held the securities it sold, not when you bought your shares of New Fund or whether you reinvested your distributions.

As noted above, income dividends from New Fund generally are exempt from federal income tax. However, part of New Fund’s exempt-interest dividends may be a Tax Preference Item for shareholders, which could have adverse tax consequences for a high-income individual who otherwise would owe comparatively little in federal income tax, and any exempt-interest dividend that a corporate shareholder receives will be included in “adjusted current earnings” for purposes of the federal alternative minimum tax. New Fund also may invest in securities or use techniques that produce taxable income; your tax statement will identify any income of this type.

If, for any taxable year, New Fund distributes an amount that exceeds its taxable income, including net realized gains, for that year that excess generally will be treated as a non-taxable return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a sale of your shares (taxed as described below).

How share transactions are taxed. When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will be taxed at a maximum federal income tax rate of 20%.

Additional tax. The Health Care Reform and Education Reconciliation Act of 2010 requires an individual to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable dividends, interest, and net gains from the disposition of investment property (including taxable dividends and capital gain distributions New Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over the threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe federal alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or from your investment provider, covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Backup Withholding

New Fund is required to withhold 28% of the money you are otherwise entitled to receive from its taxable distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to New Fund. Withholding at that rate also is required from New Fund’s taxable distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service (“Service”)  tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

Buying Shares Before a Distribution

The money New Fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional Institutional Class shares of New Fund or paid to shareholders in cash.

Because of this, if you buy shares of New Fund just before it makes a distribution of realized capital gains or other taxable income, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Basis Determination and Reporting.  A Fund shareholder who wants to use the average basis method for determining basis in Fund shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing, which may be electronic.  New Fund, or its administrative agent, must report to the Service and furnish to its shareholders the basis information for Covered Shares.  See “Distributions and Taxes” in the SAI for a description of the rules regarding that election and New Fund’s reporting obligation.

Maintaining Your Account

When you buy shares. For Predecessor Investors, instructions for buying shares from Neuberger Berman Management LLC are under “Buying Shares.” See “Investment Providers” if you are buying shares through an investment provider. Whenever you make an initial investment in New Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their investment provider for information regarding transaction statements. Investment checks must be drawn on a U.S. bank. The minimum initial investment is $1 million. This minimum may be waived in certain cases.

Institutional Class shares are available for purchase (i) through omnibus accounts by banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with Neuberger Berman Management LLC or an affiliate, purchasing shares on behalf of clients participating in fixed or asset-based fee programs, (ii) by institutional investors, if approved by Neuberger Berman Management LLC, or (iii) by accounts or funds managed by Neuberger Berman Management LLC or an affiliate (including the funds in the Neuberger Berman family of funds).

When you purchase shares, you will receive the next share price to be calculated after your order has been accepted. Purchase orders are deemed “accepted” when New Fund’s transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management LLC will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the funds in the Neuberger Berman family of funds, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments to occur. Dividends normally are first earned the business day after your purchase order is accepted.

When you sell shares. For Predecessor Investors, instructions for selling shares are under “Selling Shares.” See “Investment Providers” if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been accepted. Redemption orders are deemed “accepted” when New Fund’s transfer agent has received your order to sell. Investors will receive the dividends earned by New Fund on the day they sell their shares.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

When selling shares in an account that you do not intend to close, remember to leave at least $1 million (for Predecessor Investors, at least $2,000) worth of shares in the account. Otherwise, New Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds. Predecessor Investors may continue to hold and buy Institutional Class shares of New Fund as long as they continuously maintain an account in Institutional Class shares of New Fund. Self-directed retail shareholders who held Institutional Class shares of New Fund through an investment provider as of the opening of regular trading on the Exchange on [ ], may continue to hold and buy Institutional Class shares of New Fund as long as they continuously maintain their account in Institutional Class shares of New Fund with the same investment provider.

New Fund reserves the right to pay in kind for redemptions. New Fund does not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of that Fund’s shareholders as a whole.

Uncashed checks. We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

Statements and confirmations. Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

When you exchange shares. Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares. There are three things to remember when making an exchange:

■	both accounts must have the same registration

■	you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved

■	because an exchange is treated as a sale of the exchanged shares for tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

Predecessor Investors may exchange into Class A shares of another fund in the fund family without paying a sales charge. Currently, most, but not all, funds in the fund family offer Class A shares. If a fund in the fund family does not offer Class A shares, Predecessor Investors may exchange into Investor Class shares of that fund, if available.

Placing orders by telephone. If you use an investment provider, contact your investment provider for its policies regarding telephone orders.

Predecessor Investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate in a subsequent letter to us or to State Street Bank and Trust Company that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery. You may also use FUNDfone® or visit our website at www.nb.com.

Proceeds from the sale of shares. The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven days. When you sell shares through your investment provider, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

■	in unusual circumstances where the law allows additional time if needed

■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

New Fund does not issue certificates for shares.

Other policies. Under certain circumstances, New Fund reserves the right to:

■	suspend the offering of shares

■	reject any exchange or purchase order

■	suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order

■	change, suspend, or revoke the exchange privilege

■	suspend the telephone order privilege

■	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders

■
suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■	suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

■	suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)

■	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares of New Fund directly or through an investment provider. A Medallion signature guarantee is a guarantee that your signature is authentic.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

A notarized signature from a notary public is not a Medallion signature guarantee.

Investment Providers

The Institutional Class shares available in this prospectus may be purchased through certain investment providers such as banks, brokerage firms and financial advisers.

The fees and policies outlined in this prospectus are set by New Fund and by Neuberger Berman Management LLC. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use an investment provider, you must contact that provider to buy or sell shares of New Fund.

Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares.

In exchange for the services it offers, your investment provider may charge fees that are in addition to those described in this prospectus.

Additional Payments to Investment Providers

Neuberger Berman Management LLC and/or its affiliates pay additional compensation, out of their own resources and not as an expense of New Fund, to certain investment providers or other financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. If your investment provider receives such payments, these payments may create an incentive for your investment provider or its employees to recommend or sell shares of New Fund to you. If you have purchased shares of New Fund through an investment provider, please speak with your investment provider to learn more about any payments it receives from Neuberger Berman Management LLC and/or its affiliates, as well as fees and/or commissions the investment provider charges. You should also consult disclosures made by your investment provider at the time of purchase. Any such payments by Neuberger Berman Management LLC or its affiliates will not change the net asset value or the price of New Fund’s shares. For more information, please see New Fund’s Statement of Additional Information.

Information Required From New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Predecessor Investors

“Predecessor Investors” are investors who hold their shares of New Fund directly with Neuberger Berman Management LLC, who held Institutional Class shares of New Fund as of the opening of regular trading on the Exchange on [ ], and who have continuously maintained an account directly with Neuberger Berman Management LLC since that date. Predecessor Investors do not include any investment providers who have accounts with New Fund or shareholders who invest through such investment providers. A Predecessor Investor who fails to continuously maintain an account in Institutional Class shares of New Fund will not be able to exchange shares of another fund in the fund family into Institutional Class shares of the Fund.

Buying Shares

Method	Things to know	Instructions
Sending us a check
Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

If regular first-class mail, send to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021

Wiring money	Wires for additional investments must be for at least $1,000
Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, New Fund name, your account number and other information as requested

Exchanging from another fund
Additional investments must be at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed
Call 800-877-9700 to place your order To place an order using FUNDfone® , call 800-335-9366 or visit www.nb.com
By telephone	Additional investments must be at least $1,000 Additional shares will be purchased when your order is accepted	Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer To add shares to an existing account using FUNDfone® , call 800-335-9366 or visit www.nb.com
Setting up systematic investments	All investments must be at least $100	Call 800-877-9700 for instructions

Selling Shares

Method	Things to know	Instructions
Sending us a letter
Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded

If you have designated a bank account, you can request that we wire the proceeds to this account. If the total balance of all of your Neuberger Berman fund accounts is less than $200,000, you will be charged an $8.00 wire fee
You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021

Sending us a fax	For amounts of up to $50,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number
Calling in your order	All phone orders to sell shares must be for at least $1,000 unless you are closing out an account Not available if you have declined the phone option
Call 800-877-9700 to place your order

Give your name, account number, New Fund name, the dollar amount or number of shares you want to sell, and any other instructions

To place an order using FUNDfone® , call 800-335-9366 or visit www.nb.com

Exchanging into another fund
All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed
Call 800-877-9700 to place your order To place an order using FUNDfone® , call 800-335-9366 or visit www.nb.com
Setting up systematic withdrawals	For accounts with at least $5,000 worth of shares in them Withdrawals must be at least $100	Call 800-877-9700 for instructions

Internet Connection

Predecessor Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

As a fund shareholder you can use the web site to access account information 24 hours a day.

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, New Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management LLC applies New Fund’s policies and procedures with respect to market-timing activities by monitoring trading activity in New Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although New Fund makes efforts to monitor for market-timing activities, the ability of New Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that New Fund will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of New Fund’s policies and procedures with respect to the disclosure of New Fund’s portfolio holdings is available in New Fund’s Statement of Additional Information.

The complete portfolio holdings for New Fund are available at www.nb.com/holdings. The complete portfolio holdings for New Fund are generally posted 15-30 days after each month-end.

New Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for New Fund will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Fund Structure

In the future, New Fund may use a “multiple class” structure and offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Institutional Class shares of New Fund.

APPENDIX C

ARRANGEMENTS WITH SERVICE PROVIDERS

Empire Builder Fund

The investment adviser to Empire Builder Fund is Glickenhaus, 546 Fifth Avenue, 7th Floor, New York, New York 10036   Pursuant to an investment advisory agreement (“Investment Advisory Agreement”) with Empire Builder Fund, Glickenhaus provides investment research, advice and supervision to Empire Builder Fund and is responsible for formulating a continuous program for investment of Empire Builder Fund’s assets, subject to the supervision of Empire Builder Fund’s Trustees.  Glickenhaus places orders for all purchases and sales of Empire Builder Fund’s portfolio securities and also compensates its own partners and employees who serve as trustees or officers of Empire Builder Fund.

For its services, Glickenhaus receives a monthly fee at an annual rate of 0.40% of the average daily net asset value of Empire Builder Fund on the first $100,000,000 of the Fund’s average daily net assets and 0.3333% of any excess over $100,000,000.  Fees paid to Glickenhaus for the fiscal years ended February 28, 2010 and 2011, and February 29, 2012 were $344,980, $336,509 and $327,857, respectively, under the Investment Advisory Agreement

Empire Builder Fund engages Ultimus Fund Solutions, LLC (“Ultimus”) to provide fund accounting services, administration services, transfer agent and shareholder services, and compliance consulting services to the Fund.   Empire Builder Fund also engages U.S. Bank, N.A. (“U.S. Bank”) to act as the Fund’s custodian. Empire Builder Fund engages Glickenhaus to provide distribution services to the Fund.

Under the administration services agreement (“Administration Services Agreement”), Ultimus has contracted to provide administrative services which include calculating the expenses of Empire Builder Fund, prepare reports, notice filing and other documents, develop and prepare communications to shareholders including annual and semiannual reports, prospectuses, notices and other reports.

For the services under the Administration Agreement, Empire Builder Fund pays Ultimus a fee based on its average daily net assets at the annual rate of 0.10% on the first $250 million of average daily net assets, 0.075% on the next $250 million, and 0.050% over $500 million. Fees paid to Ultimus for the fiscal period ended February 28, 2011, and the fiscal year ended February 29, 2012 were $72,679 and $81,970, respectively, under the Administration Agreement. For the fiscal year ended February 28, 2010 and the fiscal period ended April 15, 2010, Empire Builder Fund paid Citi Fund Services Ohio, Inc. (the “Prior Service Provider”) $201,666 and $24,4004 respectively, in fees under the prior administration agreement.

U.S. Bank also has been retained by Empire Builder Fund to act as custodian. U.S. Bank’s responsibilities include keeping custody of all of Empire Builder Fund’s investments.

Ultimus has been retained by Empire Builder Fund to provide fund accounting services. In this role, Ultimus maintains the books and records of Empire Builder Fund and prices the shares of Empire Builder Fund daily.

Ultimus has been retained by Empire Builder Fund to act as transfer agent and shareholder servicing agent. Its responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Empire Builder Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing quarterly statements to shareholders regarding their accounts.

Glickenhaus acts as the principal underwriter of Empire Builder Fund.  Pursuant to the distributor’s agreement,  Empire Builder Fund will pay or reimburse Glickenhaus for all expenses associated with registering the Fund’s shares for sale under the “Blue Sky” laws of any state.

New Fund

The investment manager to New Fund will be NBM, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, pursuant to a management agreement with New Trust on behalf of New Fund (“Management Agreement”).  The Management Agreement will provide, in substance, that NBM will make and implement investment decisions for New Fund in its discretion and will continuously develop an investment program for New Fund’s assets.  NBM will be permitted to effect securities transactions on behalf of New Fund through associated persons of NBM.  Pursuant to the Management Agreement, NBM also will provide office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions.  NBM will pay all salaries, expenses, and fees of the officers, trustees, and employees of New Trust who are officers, trustees, or employees of NBM.  New Fund will pay NBM a management fees at the annual rate of 0.250% of the first $500 million, 0.225% of the next $500 million, 0.200% of the next $500 million, 0.175% of the next $500 million, and 0.150% in excess of $2 billion of the Fund’s average daily net assets for investment management services.

NBM has contractually undertaken to waive current payment of fees and/or reimburse certain expenses of Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, and extraordinary expenses, if any) of that class are limited to 1.00% of average net assets. This undertaking lasts until [10/31/2016] and it may not be terminated prior to that date without the consent of the Board of Trustees. The Fund has agreed that Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.00% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

NBFI will be sub-adviser to New Fund pursuant to a sub-advisory agreement (“Sub-Advisory Agreement”).  Pursuant to the Sub-Advisory Agreement, NBM has delegated responsibility for New Fund’s day-to-day management to NBFI.  The Sub-Advisory Agreement provides in substance that NBFI will make and implement investment decisions for New Fund in its discretion and will continuously develop an investment program for New Fund’s assets.  The Sub-Advisory Agreement permits NBFI to effect securities transactions on behalf of New Fund through associated persons of NBFI.  The Sub-Advisory Agreement also specifically permits NBFI to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to New Fund, although NBFI has no current plans to pay a material amount of such compensation.

NBM will provide facilities, services, and personnel to New Fund pursuant to an administration agreement with the Trust (“New Fund Administration Agreement”).  For such administrative services, New Fund Institutional Class will pay NBM a fee of 0.15% of New Fund Institutional Class’ average daily net assets.

Under New Fund Administration Agreement, NBM will also provide to New Fund and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by New Fund’s shareholder servicing agent.  NBM will provide the following direct shareholder services: (1) process New Fund share purchase and redemption requests; (2) coordinate and implement bank-to-wire transfers in connection with New Fund share purchases and redemptions; (3) execute exchange orders; (4) respond to telephone and in-person inquiries from existing shareholders; (5) deal with shareholder complaints and correspondence; (6) assist the shareholder servicing agent in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities; (7) solicit and gather shareholder proxies, perform services connected with the qualification of New Fund’s shares for sale in various states; and (8) furnish other services the parties agree from time to time should be provided under the Administration Agreement.

From time to time, NBM or New Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of New Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, MA 02110, will serve as New Fund’s custodian, transfer agent and shareholder servicing agent.  As such, State Street will, among other things, safeguard New Fund’s assets, receive purchase orders and redemption requests, maintain shareholder accounts, execute transactions with broker-dealers authorized by New Fund, prepare and transmit payments for dividends and record the issuance of shares of New Fund.

NBM will serve as the distributor (“Distributor”) in connection with the offering of New Fund shares.  Institutional Class shares will be offered on a no-load basis.  The Distributor is New Fund’s “principal underwriter” within the meaning of the 1940 Act and, as such, will act as agent in arranging for the sale of New Fund’s Institutional Class shares without sales commission or other compensation and will bear all advertising and promotion expenses incurred in the sale of those shares.  The Distributor will agree: (1) to sell shares of New Fund only at net asset value (“NAV”); (2) that New Fund shall receive 100% of such NAV; and (3) to enter into agreements with dealers selected by the Distributor, providing for the sale to such dealers and resale by such dealers of New Fund shares at their NAV.

APPENDIX D

CAPITALIZATION TABLES

The following table shows the capitalization of Empire Builder Fund and New Fund as of August 31, 2012 and the pro forma combined capitalization of both Funds as if the Proposed Reorganization had occurred on that date.  If approved by shareholders, Empire Builder Fund will be reorganized into New Fund.

	New Fund Institutional Class	Empire Builder Fund Premier Class	Empire Builder Fund Builder Class	Pro Forma Combined
Net Assets (000)	N/A	$44,470,347	$36,939,099	$81,409,446
Net Asset Value per share	N/A	$17.82	$17.81
Shares Outstanding (000)	N/A	2,496,152	2,073,588	4,569,740

THE EMPIRE BUILDER TAX FREE BOND FUND
546 Fifth Avenue, 7th Floor
New York, New York 10036
Telephone 1-800-847-5886

To reorganize into:

NEUBERGER BERMAN NEW YORK MUNICIPAL INCOME FUND
(a series of Neuberger Berman Income Funds)
605 Third Avenue
New York, New York 10158
Telephone 1-800-877-9700

STATEMENT OF ADDITIONAL INFORMATION

Dated December [__], 2012

This Statement of Additional Information (“SAI”) relates specifically to the reorganization of The Empire Builder Tax Free Bond Fund (“Empire Builder Fund”) into Neuberger Berman New York Municipal Income Fund (the “Fund”), whereby Empire Builder Fund will transfer all of its assets to the Fund, and shareholders of Empire Builder Fund will receive Institutional Class shares of the Fund in an amount equal in value to and in exchange for their Premier Class or Builder Class shares of Empire Builder Fund. This SAI consists of the information set forth herein and the following documents, each of which accompanies this SAI and is incorporated herein by reference:

(1)
The audited financial statements of Empire Builder Fund, notes thereto, and the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, with respect to such audited financial statements, included in the Annual Report to Shareholders of Empire Builder Fund for the fiscal year ended February 29, 2012 (File Nos. 002-86931 and 811- 03907; filed on April 19, 2012; Accession Number 0001111830-12-000249).

(2)
The unaudited financial statements of Empire Builder Fund and notes thereto included in the Semi-Annual Report to Shareholders of Empire Builder Fund for the fiscal period ended August 31, 2012 (File Nos. 002-86931 and 811-03907; filed on November 11, 2012; Accession Number 0001111830-12-000810).

(3)	The Statement of Additional Information of Empire Builder Fund, dated June 27, 2012 (File Nos. 002-86931 and 811-03907; filed on June 27, 2012; Accession Number 0001111830-12-000387).

This SAI is not a prospectus and should be read only in conjunction with the combined Proxy Statement and Prospectus dated [December 29, 2012] (the “Proxy Statement/Prospectus” or “Prospectus”) relating to the above-referenced matter. This SAI is not an offer to sell any shares of the Institutional Class of the Fund.  A written offer can be made only by a prospectus. You can get a free copy of the Proxy Statement/Prospectus from Neuberger Berman Management LLC (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 1-800-877-9700.

No person has been authorized to give any information or to make any representations not contained in the Proxy Statement/Prospectus or in this SAI in connection with the offering made by the Proxy Statement/Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Proxy Statement/Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the Fund name in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved. ©2012 Neuberger Berman Fixed Income LLC. All rights reserved.

TABLE OF CONTENTS

INVESTMENT INFORMATION	1
Investment Policies and Limitations	1
Cash Management and Temporary Defensive Positions	4
Additional Investment Information	4

SPECIAL RISK CONSIDERATIONS FOR THE FUND	28

PERFORMANCE INFORMATION	28

TRUSTEES AND OFFICERS	52
Information about the Board of Trustees	52
Information about the Officers of the Trust	59

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	70
Investment Manager and Administrator	70
Management and Administration Fees	72
Contractual Expense Limitations	72
Sub-Adviser	73
Portfolio Manager Information	73
Other Investment Companies Managed	76
Codes of Ethics	77
Management and Control of NB Management and NBFI	77

DISTRIBUTION ARRANGEMENTS	78
Distributor	78
Revenue Sharing	79

ADDITIONAL PURCHASE INFORMATION	80
Share Prices and Net Asset Value	80
Subscriptions in Kind	81
Financial Intermediaries	82
Automatic Investing and Dollar Cost Averaging	82

ADDITIONAL EXCHANGE INFORMATION	82

ADDITIONAL REDEMPTION INFORMATION	84
Suspension of Redemptions	84
Redemptions in Kind	84
Abandoned Property	84

DIVIDENDS AND OTHER DISTRIBUTIONS	84

ADDITIONAL TAX INFORMATION	85
Taxation of the Fund	85
Taxation of the Fund’s Shareholders	89

FUND TRANSACTIONS	91
Expense Offset Arrangement	94
Portfolio Turnover	94
Proxy Voting	94

PORTFOLIO HOLDINGS DISCLOSURE	95
Portfolio Holdings Disclosure Policy	95
Portfolio Holdings Disclosure Procedures	96
Portfolio Holdings Approved Recipients	97

REPORTS TO SHAREHOLDERS	98

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	98

CUSTODIAN AND TRANSFER AGENT	99

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	99

LEGAL COUNSEL	99

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	99

REGISTRATION STATEMENT	99

FINANCIAL STATEMENTS	100

APPENDIX A - Long Term and Short Term Debt Securities Rating Descriptions	A-1

97

INVESTMENT INFORMATION

The Fund is a separate operating series of Neuberger Berman Income Funds (“Trust”), a Delaware statutory trust since December 29, 1992, that is registered with the Securities and Exchange Commission (“SEC”) as a diversified, open-end management investment company.

The following information supplements the discussion of the Fund’s investment objective, policies, and limitations in the Prospectus. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:

(1)      67% of the units of beneficial interest (“shares”) of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are present or represented, or

(2)      a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended  (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

NB Management has delegated to Neuberger Berman Fixed Income LLC (“NBFI”) day-to-day management of the Fund. Throughout this SAI, the term “Manager” refers to NB Management or NBFI, as appropriate.

Investment Policies and Limitations

Except as set forth in the investment limitation on borrowing and the investment limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on borrowing or the percentage limitation on illiquid securities, the Manager will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

The following investment policies and limitations are fundamental:

1. Borrowing.  The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment,

and (ii) enter into reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

2. Commodities.  The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities), or from investing in securities of any kind.

3. Industry Concentration.  The Fund may not invest 25% or more of its total assets (taken at current value) in the securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to (i) U.S. Government and Agency Securities or (ii) investments in municipal securities.

4. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

5. Real Estate.  The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

6. Senior Securities.  The Fund may not issue senior securities, except as permitted under the 1940 Act.

7. Underwriting.  The Fund may not engage in the business of underwriting securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

The Fund’s limitation on investments in any one issuer does not limit the Fund’s ability to invest up to 100% of its total assets in a master portfolio with the same investment objective, policies and limitations as the Fund.

Accordingly, notwithstanding any other investment policy of the Fund, as a fundamental investment policy, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

With respect to the investment limitation on borrowings, the Fund may pledge assets in connection with permitted borrowings.

For purposes of the investment limitation on concentration in a particular industry, the Fund will not exclude tax-exempt securities that are issued by municipalities to finance non-governmental projects, such as hospitals, (i.e., private activity bonds) from the investment limitation.

The following investment policies and limitations are non-fundamental:

1. Illiquid Securities.  The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

2. Borrowing.  The Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

3. Lending.  Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

4. Margin Transactions.  The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

5. Investments in Any One Issuer. At the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund's total assets must be represented by cash and cash items, Government securities (as defined for purposes of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended ("Code")), securities of another "regulated investment company" (as defined in section 851(a) of the Code) (“RIC”), and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) not more than 25% of the value of the Fund's total assets may be invested in (i) securities (other than Government securities or securities of other RICs) of any one issuer, and (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses.

For purposes of the investment limitation on investments in any one issuer, the Fund determines the “issuer” of a municipal obligation based on the obligation’s characteristics. The most significant of these characteristics is the source of funds for the repayment of principal and the payment of interest on the obligation. For example, when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed the sole issuer.

Senior Securities: The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short sales, futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.

Cash Management and Temporary Defensive Positions

For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, the income from which generally will be subject to federal, state, and local income taxes, and may adopt shorter than normal weighted average maturities or durations.  These investments may produce taxable income for the Fund and after tax yields that are lower than the tax equivalent yields available on municipal securities at the time.

In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.  Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

Additional Investment Information

The Fund may buy the types of securities and use the investment techniques described below, subject to any applicable investment policies and limitations.  However, the Fund may not buy all of the types of securities or use all of the investment techniques described below.  In addition, certain securities and investment techniques may produce taxable income for the Fund.  The Fund’s principal investment strategies and the principal risks of the Fund’s principal investment strategies are discussed in the Prospectus.

Description of Municipal Obligations

Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities.

The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of any issue of municipal obligations is determined on the basis of an opinion of the issuer’s bond counsel at the time the obligations are issued.

Municipal obligations include “general obligation” securities, which are backed by the full taxing power of a municipality, and “revenue” securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include private activity bonds, which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority. “Anticipation notes” are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of private activity bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the obligations or insurers issuing insurance backing the obligations).

The Fund may purchase municipal securities that are fully or partially backed by entities providing credit support such as letters of credit, guarantees, or insurance. The credit quality of the entities that provide such credit support will affect the market values of those securities. The insurance feature of a municipal security guarantees the full and timely payment of interest and principal through the life of an insured obligation. The insurance feature does not, however, guarantee the market value of the insured obligation or the net asset value of the Fund shares represented by such an insured obligation.  The Portfolio Managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund's quality restrictions, even if the security is covered by insurance.  However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration.  As a result, such losses have moved the rating agencies to re-evaluate the capital adequacy of these insurers to reflect deterioration in the expected performance of the underlying transactions and called into question the insurers’ continued ability to fulfill their obligations under such insurance if they are called upon to do so in the future.  There are a limited number of providers of insurance for municipal securities and the Fund may have multiple investments covered by one insurer.  Accordingly, this may make the value of those investments dependent on the claims-paying ability of that one insurer and could result in share price volatility for the Fund's shares.

As with other fixed income securities, an increase in interest rates generally will reduce the value of the Fund’s investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC’s intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.

The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.

From time to time, federal legislation has affected the availability of municipal obligations for investment by a Fund. There can be no assurance that legislation adversely affecting the tax-exempt status of municipal obligations will not be enacted in the future.  If that occurred, the Fund would reevaluate its investment objective, policies and limitations.

In response to the national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficulty paying principal or interest when due on their outstanding debt and may experience credit ratings downgrades on their debt. In addition, municipal securities backed by revenues from a project or specified assets may be adversely impacted by a municipality’s failure to collect the revenue.

The Internal Revenue Service (“Service”) occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest the Fund earned on a municipal security was taxable and the issuer thereof failed to overcome that determination, that interest would be deemed taxable, possibly retroactive to the time the Fund purchased the security.

Listed below are different types of municipal obligations:

General Obligation Bonds.  A general obligation bond is backed by the governmental issuer’s pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

Revenue Bonds.  Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable “moral obligation” of a related governmental unit. Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

Most private activity bonds are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

Resource Recovery Bonds.  Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

Municipal Lease Obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. The Fund will usually invest in municipal lease obligations through certificates of participation (“COPs”), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality’s credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a “non-appropriation” clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to the Fund.

Municipal Notes.  Municipal notes include the following:

1.           Project notes are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development (“HUD”). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

2.           Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as property, income and sales taxes, and are payable from these future revenues.

3.           Revenue anticipation notes are issued in expectation of receipt of other types of revenue, including revenue made available under certain state aid funding programs. Such appropriation of revenue is generally accounted for in the state budgetary process.

4.           Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

5.           Construction loan notes are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association).

6.           Tax-exempt commercial paper is a short-term obligation issued by a state or local government or an agency thereof to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

7.           Pre-refunded and “escrowed” municipal bonds are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). The Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

Residual Interest Bonds. The Fund may purchase one component of a municipal security that is structured in two parts: A variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 35 days, while the residual interest bond holder receives the balance of the income less an auction fee. These instruments are also known as inverse floaters because the income received on the residual interest bond is inversely related to the market rates. The market prices of residual interest bonds are highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tender Option Bonds. Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Manager considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond’s rating falls below investment grade.

Yield and Price Characteristics of Municipal Obligations.  Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.

Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of the Fund’s investments, whereas a decline in interest rates generally will increase that value. The ability of the Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Fund invests (or, in the case of private activity bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.

Policies and Limitations.  As a fundamental policy, the Fund normally invests at least 80% of its net assets in securities of municipal issuers that provide income that is exempt from federal income tax and New York State and New York City personal income taxes; however, the Fund may invest without limit in municipal securities that may be an item of tax preference item for purposes of the federal alternative minimum tax ("AMT") ("Tax Preference Item").

Except as otherwise provided in the Prospectus and this SAI, the Fund’s investment portfolio may consist of any combination of the types of municipal obligations described in its Prospectus or in this SAI.  The proportions in which the Fund invests in various types of municipal obligations will vary from time to time.

U.S. Government and Agency Securities.  “U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States.  Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.  As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.

“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, the Student Loan Marketing Association) (commonly known as “Sallie Mae”), Federal Home Loan Banks (“FHLB”), and the Tennessee Valley Authority.  Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer.  Accordingly, there is at least a possibility of default.  U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities.  (See “Mortgage-Backed Securities” below.)  The market prices of U.S. Government and Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

Policies and Limitations.  The Fund has no specific limits or requirements relating to the amount of assets invested in U.S. Government and Agency Securities; however, the Fund must invest according to its investment objective and policies.

Illiquid Securities.  Generally, an illiquid security is a security that cannot be expected to be sold or disposed of within seven days at approximately the price at which it is valued by the Fund. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in more than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to the Fund.

Policies and Limitations.  The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Repurchase Agreements.  In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers.

Policies and Limitations.  Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity or demand of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type (excluding maturity and duration limitations) that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Securities Loans.  The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by the Manager, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf.  Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower. The Fund does not have the right to vote on securities while they are on loan.  However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund.  The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund may loan securities through a separate operating unit of Neuberger Berman LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Fund also may loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order.  The Fund may also loan securities through other third parties not affiliated with Neuberger Berman, which would act as agent to lend securities to principal borrowers.

Policies and Limitations.  In order to realize income, the Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities.  See “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested.  The Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

Restricted Securities and Rule 144A Securities.  The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are deemed illiquid, purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities.

Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

Policies and Limitations. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities. The Fund may invest in commercial paper only if it has received the highest rating from Standard & Poor’s (“S&P”) (A-1) or Moody’s Investors Service, Inc. (“Moody’s”) (P-1), or is deemed by the Manager to be of comparable quality.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value (“NAV”) and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.  The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.

The Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

Banking and Savings Institution Securities.  These include CDs, time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Fund invests typically are not covered by deposit insurance.

A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

In response to recent market conditions, the U.S. Government is taking a variety of measures to increase the regulation of depository institutions and their holding companies. On July 21, 2010, the President signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which significantly impacts the financial services industry, including the regulation and operation of depository institutions and their holding companies by establishing various mechanisms to identify failing banks, the failure of which could pose a threat to the overall stability of the financial system.  Uncertainty exists at this time with respect to the full impact and compliance burden of the Dodd-Frank Act on the operations and profitability of depository institutions and their holding companies, as the Dodd-Frank Act delegates to various federal agencies the task of implementing its many provisions through regulation, ensuring that federal rules and policies governing U.S. banking institutions will be developing for years to come. Based on the provisions of the Dodd-Frank Act and anticipated implementing regulations, it is highly likely that depository institutions and their holding companies will be subject to significantly increased regulation and compliance obligations. Accordingly, investments in bank paper may not yield expected returns as implementation of the Dodd-Frank Act through agency rulemaking and other guidance may significantly curtail the operations and profitability of banks and their holding companies.

Variable or Floating Rate Securities; Demand and Put Features. Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet the Fund’s quality standards. Accordingly, in purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

Policies and Limitations.  The Fund may not invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer.  For purposes of this limitation, the Fund excludes securities that do not rely on the credit instrument or insurance for their ratings, i.e., stand on their own credit.  For purposes of determining its dollar-weighted average maturity, the Fund calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7.  In calculating its dollar-weighted average maturity and duration, the Fund is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, the Manager considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

Purchases with a Standby Commitment to Repurchase. When the Fund purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed upon price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable “put” option held by the Fund that terminates if the Fund sells the obligations to a third party.

The Fund may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. The Fund’s ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, the Fund may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.

Although the Fund currently does not intend to invest in standby commitments, the Fund reserves the right to do so in the future. By enabling the Fund to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows the Fund to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.

Standby commitments are valued at zero in determining NAV. The maturity or duration of municipal obligations purchased by the Fund is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of the Fund’s investment portfolio.

Policies and Limitations.  The Fund will not invest in standby commitments unless it receives an opinion of counsel or a ruling of the Service that the interest the Fund will earn on the municipal obligations subject to a standby commitment will be exempt from federal income tax and New York State and New York City personal income taxes.

The Fund will not acquire standby commitments with a view to exercising them when the exercise price exceeds the current value of the underlying obligations; the Fund will do so only to facilitate portfolio liquidity.

Participation Interests of Municipal Obligations.  The Fund may purchase from banks participation interests in all or part of specific holdings of short-term municipal obligations. Each participation interest is backed by an irrevocable letter of credit issued by a selling bank determined by the Manager to be creditworthy. The Fund has the right to sell the participation interest back to the bank, usually after seven days’ notice, for the full principal amount of its participation, plus accrued interest, but only (1) to provide portfolio liquidity, (2) to maintain portfolio quality, or (3) to avoid losses when the underlying municipal obligations are in default. Although the Fund currently does not intend to acquire participation interests, it reserves the right to do so in the future.

Policies and Limitations.  The Fund will not purchase a participation interest unless it receives an opinion of counsel or a ruling of the Service that the interest the Fund will earn on the municipal obligations in which it holds the participation interest will be exempt from federal income tax and New York State and New York City personal income taxes.

Money Market Fund Securities.  The Fund may invest in shares of money market funds that are consistent with its investment objective and policies.  The shares of money market funds are subject to the management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear its proportionate share of the costs of the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of money market funds.

Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price, it is possible for the Fund to lose money by investing in money market funds.

Other Investment Company Securities.  The Fund may invest in shares of other investment companies (including shares of exchange-traded funds (“ETFs”)) that are consistent with its investment objective and policies.  When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. Such an investment may be the most practical or only manner in which the Fund can participate in certain markets because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment. The Fund may at times invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index.

As a shareholder in another investment company, the Fund would indirectly bear its pro rata share of that investment company’s expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premiums or sales charges.

ETFs are investment companies that are registered as open-end management companies or unit investment trusts, but that possess some of the characteristics of closed-end funds.  For example, like closed-end funds shares, ETFs’ shares are listed and traded in the secondary market.

Many ETFs are passively managed and seek to provide returns that track the price and yield performance of a particular index.  Although such ETFs may invest in other instruments, they largely hold the securities (e.g., common stocks) in the relevant index.  An ETF’s share price may not track its specified market index, if any, and may trade below its net asset value. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange.

Policies and Limitations.  The Fund may invest an unlimited amount of its uninvested cash in shares of money market funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.  See “Cash Management and Temporary Investment Positions.”

Otherwise, the Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, the Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as the Fund, to invest in the ETF in excess of the limits described above.

For purposes of the Fund’s industry concentration policy, the Fund will look through to underlying investments of the investment companies, including ETFs, in which the Fund has invested for purposes of determining the percentage of the Fund’s total assets that are invested in the securities of issuers having their principal business activities in the same industry.

The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

When-Issued and Delayed-Delivery Transactions. These transactions involve a commitment by the Fund to purchase securities that will be issued at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period).  The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated.  When-issued and delayed-delivery purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued and delayed-delivery transactions enable the Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.  In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or delayed-delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields.  When-issued and delayed-delivery transactions are subject to the risk that the counterparty may fail to complete the sale of the security.  If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.  To reduce this risk, the Fund will enter into transactions with established counterparties and the Manager will monitor the creditworthiness of such counterparties.

The value of securities purchased on a when-issued or delayed-delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage.  The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.  Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the

Fund’s interests.  The purchase of securities on a when-issued or delayed-delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date.

When-issued and delayed-delivery transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase obligations.

Policies and Limitations. The Fund may not invest more than 10% of its total assets in when-issued securities. The Fund will purchase securities on a when-issued or delayed-delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

When the Fund purchases securities on a when-issued or delayed-delivery basis, the Fund, until payment is made, will deposit in a segregated account with its custodian, or designate on its records as segregated, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of the Fund’s purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases.

Leverage.  The Fund may make investments while borrowings are outstanding and may engage in transactions that have the effect of leverage.  Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Fund’s NAV. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund’s shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions, when-issued and delayed-delivery transactions, and Financial Instruments (as defined below) may create leverage.

Policies and Limitations.  The Fund may borrow money from banks for temporary or emergency purposes and enter into reverse repurchase agreements for any purpose, as long as such borrowings do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).

However, as a non-fundamental policy, the Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

Futures Contracts and Options Thereon. The Fund may purchase and sell interest rate and bond index futures contracts (“Futures” or “Futures Contracts”) and options thereon in an attempt to hedge against changes in the prices of securities. Because the futures markets may be more liquid than the cash markets, the use of Futures permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities.

The Fund may invest in interest rate and bond index futures and options thereon as a maturity or duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities.

A “sale” of a Futures Contract (or a “short” Futures position) entails the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a Futures Contract (or a “long” Futures position) entails the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain Futures, including bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the Futures.

U.S. Futures are traded on exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission (“CFTC”); Futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. The exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Although Futures Contracts by their terms may require the actual delivery or acquisition of the underlying securities, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets. A Futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical Futures Contract calling for delivery in the same month. This may result in a profit or loss. While Futures Contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so.

“Margin” with respect to Futures is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant in order to initiate (in case of initial margin) and maintain (as variation margin) the Fund’s Futures positions. Initial margin is the margin deposit made by the Fund when it enters into a Futures Contract. Initial margin is intended to assure performance of the contract by the Fund. If the price of the Futures Contract changes (i.e., increases, in the case of a short (sale) position or decreases in the case of a long (purchase) position), the Fund will be required to post variation margin. However, if favorable price changes in the Futures Contract cause the margin on deposit to exceed the required margin, the excess variation margin will be transferred to the Fund. The futures commission merchant or futures clearing house member that assists the Fund in entering into and clearing futures contracts may require a third type of margin, excess margin. In computing its daily NAV, the Fund marks to market the value of its open Futures positions. The Fund also must make margin deposits with respect to options on Futures that it has written (but not with respect to options on Futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.

An option on a Futures Contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short Futures position (if the option is a call) or a long Futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s Futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the Futures Contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on Futures have characteristics and risks similar to those of securities options, as discussed herein.

Although the Fund believes that the use of Futures Contracts will benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of Futures are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.

When the Fund invests in Futures for hedging purposes, at best, the correlation between changes in prices of Futures and of the securities and currencies being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund’s Futures position and the securities held by or to be purchased for the Fund.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a Futures Contract may result in an immediate and substantial loss, or gain, to the investor. Losses that may arise from certain Futures transactions are potentially unlimited.

Most U.S. futures exchanges limit the amount of fluctuation in the price of a Futures Contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable Futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on the NAV of the Fund.

Many electronic trading facilities that support futures trading are supported by computer-based component systems for order routing, execution, matching, registration or clearing of trades. The Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.

Policies and Limitations. The Fund may purchase and sell interest rate and bond index futures and may purchase and sell options thereon in an attempt to hedge against changes in securities prices resulting from changes in prevailing interest rates. The Fund does not engage in transactions in Futures or options thereon for speculation.

Regulatory Limitations on Using Futures, Options on Futures, and Swaps. Under  recent amendments to CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund's net asset value (after taking into account unrealized profits and unrealized losses on any such positions).   The CFTC amendments became effective on April 24, 2012, but the CFTC also provided that swaps may be excluded from the computation of trading limits until December 31, 2012.  When the CFTC adopted these amendments, it further provided “grandfather” relief so that RICs that filed exemption notices prior to April 24, 2012, under CFTC Regulation 4.5 as that regulation was in effect prior to that date, could continue to operate in accordance with those exemptions through December 31, 2012.  In addition, pursuant to a CFTC staff no-action letter issued on July 13, 2012, RICs may file a notice to claim no-action relief for new funds launched after that date under the conditions of CFTC Regulation 4.5 as that regulation was in effect prior to April 24, 2012, and such no-action relief will expire on December 31, 2012.  The Manager expects to file a notice to claim that no-action relief with respect to the Fund so that the Fund would not be deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and would not subject to registration or regulation as such under the Commodity Exchange Act.

Cover for Financial Instruments.  (In this SAI, futures and options on futures are referred to collectively as “Financial Instruments”).  The Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian, or designate on its records as segregated, the prescribed amount of cash or appropriate liquid securities. Such segregated assets cannot be sold while the Futures or option strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet current obligations. The Fund may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid Futures or options position; this inability may result in a loss to the Fund.

General Risks of Financial Instruments. The primary risks in using Financial Instruments for hedging are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and changes in the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. In using such instruments for hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected by the Portfolio Manager to resemble or offset that of the Fund’s underlying securities. There can be no assurance that the Fund’s use of Financial Instruments will be successful.

The Fund’s use of Financial Instruments may be limited by certain provisions of the Code with which it must comply if it is to continue to qualify as a RIC. See “Additional Tax Information -- Taxation of the Fund.”  Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

The Fund is not obligated to use any Financial Instruments and makes no representations as to the availability or use of these techniques at this time or at any time in the future.

Policies and Limitations. When using such instruments for hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund’s underlying securities. The Manager intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.

Swap Agreements. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Fund may enter into interest rate swap agreements and may purchase and sell interest rate “caps,” “floors,” and “collars.”

Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.

In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Swap agreements may be illiquid.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Moreover, the use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a firm’s creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010.  It is possible that developments in the swaps market as a result of the Dodd Frank Act, including the requirements that certain swaps be exchange-traded and centrally-cleared and that swaps be supported with collateral, could adversely affect the Fund's ability to enter into swaps in the OTC market.  These developments could also cause the Fund to terminate new or existing swap agreements or realize amounts to be received under such instruments.

Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

Zero Coupon Securities. The Fund may invest in zero coupon securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity. Zero coupon securities are issued and traded at a significant discount from their face amount or par value (known as “original issue discount” or “OID”). OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

Zero coupon securities are redeemed at face value when they mature. OID must be included in the Fund’s gross income ratably prior to the receipt of any actual payments.

Because the Fund must distribute to its shareholders substantially all of its net investment income (including non-cash income attributable to zero coupon securities) each taxable year to continue to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See “Additional Tax Information – Taxation of the Fund.”

The market prices of zero coupon securities generally are more volatile than the prices of securities that pay cash interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Risks of Fixed Income Securities. Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”).

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Call Risk. Some debt securities in which the Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, the Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.

Ratings of Fixed Income Securities.  The Fund may purchase securities rated by S&P, Moody’s, Fitch, Inc. or any other NRSRO (please see the Prospectus for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they rate.  Although the Fund may rely on the ratings of any NRSRO, the Fund mainly refers to ratings assigned by S&P, Moody’s, and Fitch, Inc., which are described in Appendix A. The Fund may also invest in unrated securities that have been determined by the Manager to be comparable in quality to the rated securities in which the Fund may permissibly invest.

High-quality debt securities. High-quality debt securities are securities that have received from at least one NRSRO, such as S&P, Moody’s or Fitch, Inc., a rating in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Manager to be of comparable quality.

Investment Grade Debt Securities. Investment grade debt securities are securities that have received from at least one NRSRO that has rated it, a rating in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Manager to be of comparable quality. Moody’s deems securities rated in its fourth highest rating category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay. If a security receives one rating in one of the four highest rating categories and another rating below the fourth highest rating category, it will be considered investment grade.

Ratings Downgrades. Subsequent to the Fund’s purchase of debt securities, the rating of that issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by the Fund.  The Fund may hold up to 5% of its net assets in securities that are downgraded after purchase to a rating below that permissible under the Fund’s investment policies.

Duration and Maturity.  Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.

The Manager may utilize duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures positions will lengthen the Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Although it may invest in securities of any maturity, under normal circumstances the Fund seeks to maintain an average portfolio duration between three and seven years.

Terrorism Risks.  Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, occupation of Iraq and Afghanistan by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Risks of Reliance on Computer Programs or Codes.  Many processes used in fund management, including security selection, rely, in whole or in part, on the use of computer programs or codes, some of which are created or maintained by the Manager or its affiliates and some of which are created or maintained by third parties.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect the Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained.  Some funds, like the Fund, may be subject to heightened risk in this area because the funds’ advisers rely to a greater extent on computer programs or codes in managing the fund’s assets.

While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Fund has limited insight into the computer programs and processes of some service providers, and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.

Recent Market Conditions. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions have been particularly affected. It is uncertain how long these conditions will continue.

These market conditions have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events and the potential for continuing market turbulence may have an adverse effect on the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.  Economic downturns in foreign countries that have been significant markets for American goods and services, or whose goods and services compete with those from America, may already affect certain state and local economies in the U.S.

Mortgage-backed securities have been especially affected by these market events. Beginning in 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there have been rising delinquency rates. These defaults have caused an unexpected degree of losses for lenders.

Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets.

Some financial institutions and other enterprises may have large exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are continuing to erode the tax bases of many state and local governments, as well as their access to the credit markets. This has put downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Derivatives may be mandated for central clearing under the Dodd-Frank Act, which would likely require technological and other changes to Fund operations and the market in which it will trade. Central clearing would also entail the use of assets of the Fund to satisfy margin calls and this may have an effect on the performance of the Fund. Final regulations implementing the Dodd-Frank Act’s margin requirements and clearing mandates have not yet been issued by the regulators.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by funds governed by the 1940 Act. The CFTC recently adopted a revision to one of its rules that will either restrict the use of derivatives by a 1940 Act fund to a de minimis amount or require the fund’s adviser to register as a commodity pool operator. These CFTC changes are expected to take effect at the end of this year. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

Because the situation in the markets is widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

SPECIAL RISK CONSIDERATIONS FOR THE FUND

Special Considerations Relating to New York.  The Fund will have considerable investments in New York municipal obligations.  Accordingly, the Fund is susceptible to certain factors which could adversely affect issuers of New York municipal obligations. The ability of issuers to pay interest on, and repay principal of, New York municipal obligations may be affected by:  (1) amendments to the New York Constitution and other statutes that limit the taxing and spending authority of New York government entities; (2) the general financial and economic profile as well as the political climate of the State of New York, its public authorities, and political subdivisions; and (3) a change in New York laws and regulations or subsequent court decisions that may affect, directly or indirectly, New York municipal obligations. The Fund’s yield and share price are sensitive to these factors as one or more of such factors could undermine New York issuers’ efforts to borrow, inhibit secondary market liquidity, erode credit ratings and affect New York issuers’ ability to pay interest on, and repay principal of, New York municipal obligations.  Furthermore, it should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York (“State” or “New York”) and the City of New York (“City”), and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Summarized below are important financial concerns relating to the Fund’s investments in State municipal obligations. This section is not intended to be an entirely comprehensive description of all risks involved in investing in State municipal obligations.  The information in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State and the City.  It should be noted that the information recorded here primarily is based on the economic and budget forecasts and economic risks found in certain 2012 publications issued by the State, the City and the Metropolitan Transportation Authority (“MTA”).  The accuracy and completeness of the information in those reports have not been independently verified.  All resources used to prepare the disclosure related to the City and State and the U.S. economy were published between May 3, 2012 and September 7, 2012.  The resources used to prepare the MTA disclosure were published in February and July 2012.  Since the time of the publications of such resources, there may be significant changes in circumstances altering the economic and budget predictions found in those publications and presented here.

In addition, it is important to note that many of the dollar amounts referenced in this section have been truncated to one digit after the decimal and rounded up or down to the appropriate dollar denomination. Because such dollar amounts generally reference large sums of money (e.g., millions or billions of dollars), the truncation and/or rounding of such dollar amounts may significantly differ from the untruncated and unrounded dollar amounts.

State Economy. The State has a diverse economy with a relatively large share of the nation’s financial activities, information and employment in health services and education, but a rather small share of the nation’s farming and mining activity. The State has the third highest population in the nation, and its residents have a comparatively high level of personal wealth.  The most significant sectors of the State’s economy differ from those of the national economy. Tourism comprises a significant part of the economy.  The State’s location, airport facilities and natural harbors have made it an essential link in international commerce.  Manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. The financial activities sector share of total State wages is particularly large relative to the nation.  During an economic recession that is concentrated in construction and manufacturing, the State is likely to be less affected than the nation as a whole; however, the State is more likely to be affected during a recession that is concentrated in the services sector.   The City has the highest population of any city in the nation and is the center of the nation’s largest metropolitan area.  The City accounts for a large percentage of the State’s residents and personal income.

The discussion that follows regarding the status of the U.S. and State economies is primarily based on information published by the State Division of the Budget (“DOB”) on May 11, 2012 and August 10, 2012 but has also been supplemented by information derived from other sources that were published on or before September 7, 2012.  All  predictions and past performance information regarding the U.S. and State economies contained in this subsection were made on or before those respective dates even though they may be stated in the present tense and may no longer be accurate.  You are also encouraged to read in conjunction with this description of the State economy the New York City subsection of this Special Risk Considerations for the Fund section of this Statement of Additional Information, which presents some of the City Office of Management and Budget (“OMB”) projections regarding the economy.

During 2012, the U.S. economy’s recovery is expected to continue at a moderate pace. Although construction, job growth and car sales were all stronger than expected in the first quarter of 2012, other areas of household spending were weak.  For example, unusually warm weather had a depressing effect on heating demand and rising gasoline and oil prices may have led to a lower demand for other energy-related goods.  In addition, income growth remains sluggish, notwithstanding an improving job market.  DOB projects Real U.S. Gross Domestic Product (“GDP”) to grow 1.9 percent in 2012.  These growth rates are weak at this point in an economic expansion compared to other economic recoveries.

The U.S. labor market growth slowed during the second quarter of calendar year 2012. Monthly private sector job gains slowed from an average monthly gain of 226,000 in the first quarter of 2012 to 91,000 in the second.  Furthermore, initial claims for unemployment insurance benefits remained remarkably stable, while the public sector has continued to shed jobs. Nonetheless, according to the U.S. Bureau of Labor Statistics, the unemployment rate declined to 8.1 percent in August 2012 from 8.3 percent in July 2012.  DOB projects employment growth of 1.4 percent in 2012.  Personal income is projected to rise 3.2 percent in 2012 and wages, which is its largest component, is predicted to rise 3.1 percent in 2012.

Energy markets have reacted to supply risks due to Middle East tensions and anticipated significant increased demand for fuel from emerging markets. In fact, energy prices have been quite volatile.  Earlier in 2012 gasoline prices hit the same peaks they reached in 2011 but then they come down significantly only to be followed again by another sharp rise in prices starting in July.  The high prices have added a strain on household budgets and to inflationary pressures leading DOB to project 1.8 percent inflation in 2012.

Emerging market demand was an important factor for growth during the early phase of the nation's economic recovery. However, as the European sovereign debt crisis led one of the world's largest markets into recession, the emerging markets sector deteriorated significantly.  As a result, real U.S. export growth has fallen from 11.3 percent in 2010 to 6.7 percent in 2011, and is predicted to fall to 3.3 percent in 2012. U.S. corporate profits from current production fell 0.3 percent in the first quarter, led by an 11.8 percent decline in "rest of world" profits.

The capital markets have been affected by the European sovereign debt crisis.  Earlier in 2012 it appeared that progress had been made in solving the crisis which led to capital markets gains.    The 10-year Treasury yield approached 2.4 percent in the middle of March for the first time since October 2011 and the S&P 500 rose 10 percent during the first quarter of 2012.  However, in May 2012 the stock markets receded over 6 percent due to renewed concerns over the Eurozone crisis and the stock markets were down 4 percent for the second quarter.   In addition, yields on the 10-year Treasury came down significantly since their March highs for the year and were at 1.60 percent at the end of June.  The 10-year Treasury yield is now expected to remain below 2 percent for much of the remainder of calendar year 2012, with the Federal Reserve not expected to raise its short-term interest rate target before the beginning of 2014.

DOB projects moderate economic growth for the U.S. economy over 2012.  The forecast is also based on the assumption that the U.S. Congress will extend both the Bush tax cuts and the payroll tax holiday through the end of 2013, though it is also expected that the tax provisions of the Affordable Care Act will be implemented as scheduled. However, the economic recovery faces significant risks.  It is unclear whether there will be a resolution of the European debt crisis, which could result in widening risk spreads and a decline in equity markets.  In addition, the economic uncertainty could negatively impact private sector employment as the end of the year approaches.  A long or deep euro-zone recession or significantly slower growth in emerging markets could lead to lower than predicted demand for U.S. exports which may cause lower overall growth going forward.  In addition, if the labor market fails to recover as anticipated or there are continued spikes in high energy prices, household spending could fall.   In addition, an increase in foreclosures could delay recovery of home prices, which could in turn impede recovery in household net worth and also lead to lower household spending than predicted.   Conversely, a milder European recession and stronger global growth could result in a greater demand for U.S. exports and a stronger than expected recovery in the job market could lead to greater household spending than projected.

With respect to the State, DOB believes that State employment growth remains healthy.  State private sector employment experienced growth of  2.0 percent in 2011 and is estimated to grow 1.8 percent in 2012.  By the end of May 2012, the State’s private sector had regained all of the private sector jobs it lost during the recession according to the New York State Department of Labor.  In 2011, total employment growth was 1.2 percent and it is estimated to be 1.2 percent in 2012 too.  State wage growth of 3.1 percent is projected in 2012 with growth in total personal income predicted to be 3.2 percent.  Although these growth rates demonstrate an improving economy, they remain significantly below historical averages.

All of the risks to the national economic forecast apply to the State forecast as well, although as the nation’s financial capital, the volume of financial market activity and equity market volatility present a significant level of uncertainty for New York.  In addition, with Wall Street still adjusting compensation practices in the aftermath of financial reform legislation, the timing of both bonus and non-bonus pay has become much less predictable, making inference from past patterns less certain. A weaker labor market and/or lower bonuses than projected could result in lower wages and, consequently, weaker household consumption. In addition, if financial and real estate markets are weaker than anticipated, taxable capital gains realizations could be negatively affected.  These effects would have an effect on the entire State economy, depressing both employment and wage growth.  Conversely, stronger national and global economic growth, or a stronger upturn in stock prices, along with a greater volume of merger and acquisition and other Wall Street deal activity, could result in higher wage and bonuses growth than projected.

There can be no assurance that the State economy will not experience results worse than those predicted in the 2012-13 fiscal year (April 1, 2012 through March 31, 2013) or subsequent fiscal years, with related material and adverse effects on the State’s estimates of receipts and disbursements.

State Budget. Each year, the Governor is required to provide the State Legislature with a balanced executive budget which constitutes the proposed State financial plan for the ensuing fiscal year.  The State’s fiscal year for 2012-13 ends on March 31, 2013.  (The State’s fiscal year for 2013-2014 will run from April 1, 2013 to March 31, 2014.) The Governor’s executive budget is required to be balanced on a cash basis and that is the primary focus of the DOB in preparing the financial plan for the State.  State finance law also requires the State financial plan to be reported using generally accepted accounting principles (“GAAP”), in accordance with standards and regulations set forth by the Governmental Accounting Standards Board (“GASB”). As such, the State reports its financial results on both the cash accounting basis, showing receipts and disbursements and the GAAP modified accrual basis, showing revenues and expenditures.  In April 2012, DOB published the Enacted Budget Financial Plan for Fiscal Year 2013 (“Financial Plan”) which sets forth the State’s official financial plans for fiscal years 2013 through 2016.  On July 30, 2012 the DOB issued the First Quarterly Update to the Financial Plan (“Updated Financial Plan”).  The State financial results, as described below, are calculated on a cash accounting basis.  The GAAP projections for the State’s budget can be obtained from the DOB.

In the Updated Financial Plan the DOB projects a closing balance in the State’s largest and principal operating fund, the General Fund, of $1.5 billion at the end of the 2012-13 fiscal year, assuming current expected budget gaps can be closed without the use of existing reserves. (See important disclosure regarding closure of the projected budget gaps in the General Fund Outyear Budget Gap Projections and the Other Considerations subsections of this Special Risk Considerations for the Fund section of this Statement of Additional Information.)  The balance consists of $1.1 billion in the Tax Stabilization Reserve Fund, $175 million in the Rainy Day Reserve Fund, $21 million in the Contingency Reserve Fund for litigation risks, $57 million in the Community Projects Fund (reflecting an expected $45 million disbursement during the fiscal year with no additional deposits to this fund) to finance various discretionary grants by the State

Legislature and $77 million designated to cover the costs of potential retroactive labor settlements with unions that have not agreed to contracts for prior contract periods.  The Updated Financial Plan’s closing balance projection of $1.5 billion is $345 million less than predicted in the Financial Plan.  This difference is due almost exclusively to retroactive payments made to settle labor settlements reached with two public employee unions since the enactment of the Financial Plan.  The General Fund costs of these labor settlements are estimated at $345 million in 2013-14; $144 million in 2014-15; $167 million in 2015-16; and $199 million in 2016-17.  The reserves, which were previously set aside for this purpose in each year of the Financial Plan (i.e., already counted in the projected General Fund budget gaps) are expected to be sufficient to cover these labor settlement costs in 2012-13 and 2013-14.  However, beginning in 2014-15, the new settlements and the maintenance of a reserve for certain unsettled (prior to 2012-13) unions will require modest additional General Fund resources.  In addition since the adoption of the Financial Plan, the State paid $167 million to the Gryodyne Company of America, Inc. in connection with the taking of certain real property by the State University of New York at Stony Brook.  The majority of that payment is to be funded by issuance of $135 million in bonds.  The remaining $32 million is to be funded by the General Fund but SUNY is expected to reimburse the General Fund for $16 million in 2012-13.  The remaining $16 loss to the General Fund is expected to be made up due to more receipts in the General fund than originally predicted by the Financial Plan.

According to the Updated Financial Plan, total General Fund disbursements are projected to be approximately $59.2 billion periods in fiscal year 2012-13, an increase of nearly $2.7 billion or 4.8% from 2011-12 results.   According to the Updated Financial Plan, General Fund receipts in 2012-13 are expected to reach $58.9 billion, an increase of $2.0 billion, or 3.5% from 2011-12 receipts.  All Government Funds spending is projected to be $134.0 billion in 2012-13 an increase of $475 million from 2011-12. The major sources of all Government Funds spending include among other things: school aid, Medicaid, transportation, social services, State employee fringe benefits, State operations, debt service and capital projects.  All Government Funds receipts are projected to be $133.4 billion in 2012-13, an increase of 0.5% from 2011-12.

General Fund Outyear Budget Gap Projections. Before enactment of the 2012-13 budget, the State faced an estimated current-services budget gap in the General Fund of $3.5 billion for fiscal year 2012-13 and projected budget gaps in future years of $3.6 billion in 2013-14, $5.0 billion in 2014-15, and $4.2 billion in 2015-16. The Financial Plan closed the projected budget gap for 2012-13 through a gap closing plan, and the DOB estimates that it reduces future budget gaps to $950 million in 2013-14, $3.4 billion in 2014-15, and $4.1 billion in 2015-16. The combined four-year gap projected for fiscal years 2012-13 through 2015-16 totals approximately $8.5 billion after the Financial Plan budget reduction recommendations.  However, the Updated Financial Plan projects that those budget gaps have increased to $982 million in 2013-14, $3.6 billion in 2014-15 and $4.4 billion in 2015-16.

The budget gap forecasts are based on assumptions of economic performance, revenue collections, spending patterns and projections of the costs of program activities.  Future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity.  See also the discussion below in the Other Considerations subsection of this Special Risk

Considerations for the Fund section of this Statement of Additional Information.

Other Considerations. Many complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the Financial Plan.  These factors may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control.  It is also necessarily based upon forecasts of national and State economic activity and the ability of the State to collect related tax receipts as projected.  Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.  In certain fiscal years, actual collections were substantially below the levels forecast for the year. There can be no assurance that the State’s actual results will not differ materially and adversely from the current forecast.

There are numerous uncertainties and risks that could affect the Financial Plan including the euro-zone financial crisis and other international events, consumer confidence, oil supplies and oil prices, federal statutory and regulatory changes in the financial sector (including changes to compensation packages), interest rate policy changes, financial and real estate market developments on bonus income and capital gains realizations and the effect of household debt reduction on consumer spending and State tax collections.  Other uncertainties and risks that could affect the Financial Plan, include but are not limited to: the potential for State employees wage increases to exceed the projected annual wage costs; successful  negotiations with State employee unions over benefits and wage changes; the extent to which projected earnings for pension fund assets and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions are realized; the federal government’s willingness and ability to provide the aid reflected in the Financial Plan; the ability of the State to reduce costs, including operating expenses, as planned; household deleveraging on consumer spending and State tax collections; financial and real estate market developments on capital gains realizations and bonus income; the ability of the State and its public authorities to market securities successfully in the public credit markets; and the receipt of expected levels of federal funding aid for health care, education, transportation and other governmental purposes.  The projections and assumptions contained in the Financial Plan are subject to State revision which may involve substantial change, and no assurance can be given that the Financial Plan’s estimates and projections, which include actions the State expects to be taken but which are not within the State’s control, will be realized.

There is also a risk that projected budget gaps will increase materially from current projected levels which would require the State to take additional gap-closing actions.  Such additional gap-closing actions may include, but are not limited to, additional reductions in the operations of State agencies; delays or reductions in payments recipients of State aid such as local governments; capital maintenance and construction suspensions or delays; and/or financing operating expenses through extraordinary means.  In some cases, the ability of the State to implement such actions requires both Legislature and Governor approval.

One of the risks that could cause budget gaps to increase materially relates to Medicaid cost controls. The Financial Plan assumes the use available statutory tools to implement Medicaid cost savings.  However, there can be no assurance that these controls will be sufficient to limit the rate of annual growth of Department of Health State Funds Medicaid spending to the levels projected in the Financial Plan.  In addition, limitation on annual growth is dependent on timely federal government approvals, regulatory changes (as appropriate) and the cooperation of the health care industry.

The Financial Plan forecast also contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels projected in the Financial Plan; and the success of cost-savings measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels currently anticipated and statutory or regulatory constraints on planned cost savings-measures.

The Financial Plan authorizes the General Fund to temporarily borrow resources from other funds in the State’s short-term investment pool (“STIP”) for a period not to exceed four months or to the end of the fiscal year, whichever is shorter.  In fiscal year 2011-12, the General Fund used this authority in April 2011, but repaid such amounts by the end of April 2011.  While the DOB expects that the General Fund will have adequate liquidity to make payments as they become due throughout fiscal year 2012-13, the General Fund may occasionally temporarily borrow funds from STIP during the fiscal year.  Like prior years, DOB expects relatively low cash balances during the third and fourth quarters of 2012.

The fiscal year 2012-13 Financial Plan includes a reserve to cover the costs of a pattern settlement with all unions that have not agreed to contracts for fiscal year 2007-08 through fiscal year 2011-12. The pattern is based on the terms agreed to by the State’s largest unions for this period.  There can be no assurance that actual settlements, some of which are subject to binding arbitration, will not exceed the amounts included in the Financial Plan.  In August 2011, a statutorily authorized judicial compensation commission authorized salary increases for judges beginning in fiscal year 2012-13.  The Current Financial Plan assumes in its budget projections these judiciary salary increases.

State law allows health insurance companies to convert from a not-for-profit to a for-profit corporation, subject to certain restrictions and approvals.  The proceeds of such conversions must be used by the State for health-care-related expenses.  The Financial Plan assumes the State will receive approximately $250 million in fiscal year 2012-13 and $300 million in each of fiscal years 2013-14, 2014-15 and 2015-16, which would be deposited into the State’s Health Care Reform Act (“HCRA”) account.  If conversions do not occur as assumed in the Financial Plan, the State would be required to take other actions to increase available resources or to reduce planned spending from the HCRA account.

The State receives a significant amount of federal aid for health care, education, transportation, and other government needs.  Any reduction in federal funding levels could have a materially adverse impact on the Financial Plan.

The Financial Plan may be adversely affected by actions taken by the federal government with respect to Medicaid, including audits, disallowances, and changes to federal participation rates or other Medicaid rules.  For example, all Medicaid claims are subject to audit and review by the federal government.  Recently, the Federal Centers for Medicare and Medicaid Services (“CMS”) requested additional information pertaining to claims for services provided to individuals in developmental centers operated by the Office for People with Developmental

Disabilities (“OPWDD”).  Although no official audit has commenced, the State OPWDD is working together with the federal government to resolve concerns over reimbursement for services provided to individuals in developmental centers.  Any adverse action by CMS relative to these claims could jeopardize a significant amount of federal Medicaid participation in this program.  The State has also begun the process of seeking CMS approval to create a contemporary and sustainable system of service funding and delivery for individuals with developmental disabilities.

Debt outstanding and debt service costs over the course of the plan period are projected to remain below the limits prescribed by the Debt Reform Act of 2000 (“Debt Reform Act”) based on the updated forecasts in the Financial Plan.  However, the State is currently in a period of relatively limited debt capacity.  The available room under the debt outstanding cap is expected to decline from $3.6 billion in 2011-12 to $752 million in 2013-14, then increase.  These estimates do not include the potential impact of new capital spending that may be authorized in future budgets or efforts to curtail existing bonded programs. The State is continuing to implement measures to further adjust capital spending priorities and debt financing practices to stay in compliance with the statutory outstanding debt limit.

Under legislation enacted in the 2010-11 fiscal year, State and local governments may amortize (defer paying) a portion of their pension costs.  Amortization temporarily reduces public employers’ pension costs in a given fiscal year but leads to higher overall costs when repaid with interest. The legislation sets amortization thresholds each year, and pension contribution costs in excess of the amortization thresholds may be amortized. The current Financial Plan assumes that both the State and the State’s Office of Court Administrations will elect to amortize pension costs in future years consistent with the legislation and repay such amounts at an interest rate assumed by DOB to be 3.75 percent over 10 years from the date of each deferred payment.  In the 2010-11 fiscal year, the State amortized $249.6 million, and 51 participating employers amortized a total of $43.6 million. In the 2011-12 fiscal year the State elected to amortize $562.9 million and 133 participating employers amortized a total of $215.9 million.

Currently, under the Federal Budget Control Act of 2011 (“BCA”), $1.2 trillion in federal deficit reduction must be met over ten years.  Across the board spending cuts (i.e., the “sequestration process”) are scheduled to begin in January 2013. The BCA prescribes that approximately 82 percent of the $1.2 trillion in deficit reduction must be met through spending reductions, divided evenly between the Defense Department and non-Defense spending, with federal non-defense discretionary programs estimated to be facing an across-the-board reduction of approximately 7.8 percent. The balance must be achieved through debt service savings. The State is analyzing the potential impact of the BCA on the Financial Plan and State economy.  DOB currently estimates that, if the sequestration process operates as set forth in the BCA and without any further adjustment by Congress, New York State and local governments could lose approximately $5 billion in federal funding over nine years, beginning in fiscal year 2012-13. This does not account for potential declines in other revenues that may occur as a result of lost federal funding. As more information becomes available, DOB may modify these estimates.

Substantially all of the State’s employees become eligible for post-retirement benefits if they reach retirement while working for the State. In accordance with the Governmental

Accounting Standards Board Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating Other Post-Employment Benefits (“OPEB”) liabilities. The Annual Required Contribution (“ARC”) represents the annual level of funding, if set aside on an ongoing basis, that is projected to cover normal costs each year and amortize any unfunded liabilities of the plan over a maximum period of thirty years.  Any amounts required but not actually set aside to pay for these benefits are accumulated with interest as part of the net OPEB obligation, after adjusting for amounts previously required.  The actuarial valuation of the OPEB liabilities as of April 1, 2010 is calculated to be $72.1 billion ($59.7 billion for the State and $12.4 billion for SUNY), determined using the Frozen Entry Age actuarial cost method, and is amortized over an open period of 30 years using the level percentage of projected payroll amortization method. An actuarial valuation of OPEB liabilities as of April 1, 2012 is being performed and is expected to be finalized later this year The ARC for fiscal year 2011-12 totaled $3.9 billion ($3.1 billion for the State and $0.8 billion for SUNY) under the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings.  The $3.9 billion was $2.5 billion ($1.9 billion for the State and $0.6 billion for SUNY) above payments for OPEB actually made by the State.  That difference reduced the State’s positive net asset condition by $2.5 billion.  The Governmental Accounting Standards Board does not require the additional costs to be funded in the State’s budgetary basis, and no funding is assumed for this purpose in the Financial Plan.

The State’s Secured Hospital Program enables certain financially distressed not-for-profit hospitals to gain access to the capital markets.  Under the Secured Hospital Program, the State is obligated to pay debt service, subject to annual appropriations by the Legislature, on certain bonds in the event there are shortfalls in revenues from other sources, including hospital payments and certain reserve funds held by the applicable trustees for the bonds. As of March 31, 2012, there was a total of $503 million of outstanding bonds for the program.  The financial condition of most of the nine hospitals in the Secured Hospital Program is deteriorating, and several are experiencing significant operating losses that are likely to impair their ability to remain current on their loan payment obligations. The Financial Plan assumes additional costs of $3 million in fiscal year 2012-13 and $32 million in fiscal year 2013-14 and $39 million annually thereafter for the Secured Hospital Program. Such amounts are based on the actual experience to date of the participants in the program, and would cover the debt service costs for the four hospitals that currently are not meeting the terms of their loan agreements.  In relation to the entire Secured Hospitals Program portfolio, a maximum annual exposure to the State of up to $39 million would be realized if reserve funds held by trustees were fully depleted and if all remaining hospitals in the Secured Hospitals Program failed to meet the terms of their loan agreements.

The United States Congress often considers making changes to the Code. Since the State uses federal taxable income as the starting point for calculating taxable income, such changes in federal law could adversely impact State tax revenues.  There can be no assurance that receipts will not fall below current projections, requiring additional budget-balancing actions in the current year, and the gaps projected for future years will not increase materially from the projections set forth in the Financial Plan. In addition in recent years the State has made substantial reductions in planned spending.  However, large budget gaps are still projected for future years.

Recent State Fiscal Years.  The DOB has reported that the General Fund ended the 2011-12 fiscal year with the following unaudited results on a cash basis.  The State ended the 2011-12 fiscal year in balance.  Total receipts, including transfers from other funds, were $56.9 billion.  Disbursements, including transfers to other funds, totaled $56.5 billion. The General Fund ended the fiscal year with a balance of $1.79 billion, which consisted of $1.1 billion in State’s Tax Stabilization Reserve Fund, 175 million in the Rainy Day Reserve Fund, $21 million in the Contingency Reserve Fund, $102 million in the Community Projects Fund, $75 million in an undesignated fund balance and $283 million reserved for potential retroactive labor settlements. The closing balance in the General Fund was $411 million higher than the closing balance for 2010-11.

State Debt.  The debt of the State and of certain public authorities (“Authorities”) consists of “State-supported debt” and “State-related debt.” State-supported debt is a subcategory of State-related debt. State-supported debt includes: (1) general obligation debt of the State to which the full faith and credit of the State has been pledged; (2) lease-purchase and contractual-obligations of public Authorities and municipalities where the State’s obligations to make payments to those public Authorities and municipalities to cover debt service on those instruments is dependent on annual appropriations made by the Legislature and not based upon general obligations of the State; (3) long-term obligations issued by the Local Government Assistance Corporation Program, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing; and (4) State Personal Income Tax (“PIT”) Revenue Bond Financing (“State PIT Revenue Bonds”), which is issued by certain Authorities.  The legislation enacting the issuance of State Pit Revenue Bonds provides that 25 percent of PIT receipts, excluding refunds owed to taxpayers, must be deposited into the Revenue Bond Tax Fund to be used to make debt service payments on these bonds. Legislation enacted in 2007 increased, under certain circumstances, the amount of PIT receipts to be deposited into the Revenue Bond Tax Fund by removing an exclusion for PIT amounts deposited to the STAR Fund.

State-related debt is a broader category of state debt that includes State-related debt but also includes State-guaranteed debt, moral obligation financings, certain contingent-contractual obligation financings, and certain other State financings (“Other State Financings”). Debt service on State-guaranteed debt, moral obligation financings, and the contingent-contractual obligation financings is expected to be paid from sources other than the State and State appropriations are contingent in that they may be made and used only under certain circumstances. Other State Financings relates to debt issued by an Authority on behalf of a municipality.  These include capital leases, mortgage loan commitments and debt of the municipal bond bank agency to finance prior year school claims.  The municipality pays debt service on such financings by assigning specified State and local assistance payments it receives. The State does not have any obligation to continue to appropriate the local assistance payments that are the subject of the municipality assignments or make any debt service payments on such financings.

As of March 31, 2012, the State had approximately $3.5 billion outstanding in general obligation debt, $11.3 billion in debt relating to lease-purchase and other service contract financing of State capital programs, $23.0 billion in State PIT Revenue Bonds, $11.8 billion in other revenue bonds, $3.1 billion in debt from the Local Government Assistance Corporation, $3.2 billion outstanding in contingent-contractual obligation financings, $20 million in moral obligations financing, $19 million in State guaranteed debt and $749 million in other State financings.  The Financial Plan projects debt issuances of $5.4 billion in fiscal year 2012-13 to finance new capital projects which is an increase of 696 million (14.9  percent) from fiscal year 2012.  The following new debt issuances are projected to be issued for 2012-13: $436 million in general obligation bonds; $633 million in Dedicated Highway and Bridge Trust Fund Bonds; $260 million in SUNY Dormitory Facilities Revenue Bonds; $397 million in Mental Health Facilities Improvement Revenue Bonds; and $3.6 billion in State PIT Revenue Bonds to finance various capital programs.

Total State-related debt outstanding is projected to increase from $56.4 billion in 2011-12 to $57.7 billion in 2012-13. The estimated debt service on State-related debt for the 2012-13 fiscal year is expected to be approximately $6.5 billion.  Total State-supported debt is projected to increase from $52.8 billion in 2011-12 to $54.5 billion in 2012-13. The estimated debt service on State-supported debt for the 2011-12 fiscal year is expected to be approximately $5.9 billion.  The estimated debt service on State-supported debt for the 2012-13 fiscal year is expected to be approximately $6.1 billion.  New State-supported debt issued on or after April 1, 2000 is subject to the Debt Reform Act.  This Act imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital works and purposes only and restricts the maximum term of debt issuances to no more than 30 years.  Total State-supported debt service costs as a percent of total governmental funds receipts is estimated to be 2.9 percent in fiscal year 2012-13 with respect to debt service subject to the Debt Reform Act caps.

The State’s outstanding General Obligation bonds were rated AA with a positive outlook by Fitch as of June 11, 2012, AA with a positive outlook by S&P as of August 27, 2012, and Aa2 with a stable outlook by Moody’s as of August 20, 2012.  Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant.  Any such downward revision or withdrawal could have an adverse effect on the market prices of the State general obligation bonds.

Litigation. The State is a defendant in certain court cases that could ultimately affect the ability of the State to maintain a balanced Financial Plan.  The State believes that the proposed Financial Plan includes sufficient reserves to offset the costs associated with any potential adverse rulings.  In addition, any potential amounts may be structured over a multi-year period.  However, it is possible that adverse decisions in legal proceedings against the State could exceed the amount of all potential Financial Plan resources set aside for judgments, and consequently could negatively affect the State’s ability to maintain a balanced Financial Plan.  The disclosure below only includes litigation where the State deems the monetary claims against the State to be material or that involves significant challenges to or impacts on the State’s financial policies or practices..  The State generally only deems a monetary claim to be material if it exceeds $100 million.  Furthermore, the litigation discussed below does not include all pending material matters and it does not include any pending material matter where the State’s legal counsel has advised that it is not probable that the State will suffer adverse decisions.

There are a number of suits pending against the State by Indian tribes that claim Indian land was taken illegally by the State. The disputed portions of land in these suits range from 15,000 acres to a strip of land varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse.  The remedies sought in these suits include among other things assertions of a possessory interest in the land, ejectment, claims seeking the difference between the amount paid for the lands and the fair market value of the lands at the time of the transaction, monetary damages and prejudgment interest.  Taken together two significant decisions rendered by the Supreme Court and the Second Circuit Court of Appeals in City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006) made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.  Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010), the Second Circuit Court of Appeals dismissed the Oneida land claim.  The United States Supreme Court, on October 17, 2011, denied plaintiffs’ petitions for certiorari to review the decision of the Second Circuit.  See Oneida Indian Nation of New York et al. v. State of New York. Some of the pending major cases that involve Indian claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al.; and The Onondaga Nation v. The State of New York, et al (NDNY); Shinnecock Indian Nation v. State of New York, et al. (EDNY).

There is a nationwide arbitration proceeding pending against the State involving the 1998 Tobacco Master Settlement Agreement (“MSA”) between tobacco manufacturers who are party to the MSA (“PMs”) and 46 settling states (including the State), plus some territories and the District of Columbia (collectively the “Settling States”).  Under the MSA, the PMs pay the Settling States each year in perpetuity a base payment to compensate for economic harm to the Settling States for smoking-related illness.  In exchange for the payments by the PMs and imposition of certain tobacco advertising and marketing restrictions among other things, the MSA releases the PMs from past and present smoking-related claims by States and provides for a continuing release of future smoking-related claims.  In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA (“Non-Participating Manufacturers” or “NPMs”) to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold.  The State’s allocable share of the total payment is about 12.8 percent of the total, or approximately $800 million on an annual basis.

In the nationwide arbitration proceeding against the State, the PMs allege violations of the terms of the MSA by the Settling States (except for Montana) for 2003 with respect to their treatment of tobacco manufacturers who are not party to the MSA.  The PMs seek a downward adjustment of the payment due in that year which would serve as a credit against future payments.  Any such claims for years prior to 2003 were settled in 2003.  The PMs are making the identical claim for 2004-2006, but none of those years are currently in arbitration.  The arbitration panel has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims, does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales.  A hearing on issues common to all states took place in Chicago on April 16-24, 2012. State-specific hearings commenced in May 2012, starting with the hearings involving Missouri and Illinois.  As of May 2012, New York’s diligent enforcement hearing were scheduled to take place on June 25-29, 2012. State-specific hearings are scheduled for two weeks each month until June 2013.

State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY) is an action by the State and the New York State Energy Research and Development Authority seeking (i) a declaration that defendants are liable under the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA) for the State’s response costs and for damages to the State’s natural resources stemming from nuclear contamination from the Western New York Nuclear Service Center in Cattaraugus County, New York (the “Site”), and a judgment compensating the State for such costs and damages, (ii) a declaration of defendants’ responsibilities under the West Valley Demonstration Project Act (the “Act”) to decontaminate and decommission the Site as well as for future site monitoring and maintenance, and (iii) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the Site under the Nuclear Waste Policy Act. Thus far, the combined federal and State costs to date amount to approximately $2.6 billion, with the State’s expenses approaching $320 million.

After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a consent decree was approved and entered on August 17, 2010 resolving several key claims in the litigation.  The Consent Decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The Consent Decree does not select or advocate the selection of any particular cleanup program for the Site, and cleanup decisions are being made via the ongoing Environmental Impact Statement (EIS) process.

The Consent Decree also does not resolve two claims raised in the State’s lawsuit - the State’s natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the federal government has agreed to toll, will be pursued by the NYS Department of Environmental Conservation (DEC) (as trustee of the State’s natural resources) and the Attorney General’s office. The claim concerning the federal government’s obligation to pay fees for disposal of high level radioactive waste from the West Valley Demonstration Project under the Nuclear Waste Policy Act has not been settled or dismissed.  The District Court will advise the parties of a conference date for the purpose of preparing a scheduling order for adjudicating this claim. In the meantime, the parties are discussing potential ways to resolve the Nuclear Waste Policy Act claim without litigation.

On July 17, 2008, Weaver v. State of New York was filed in the New York State Court of Claims. The claimant alleges that executive directors of Office of Mental Health facilities have improperly received and applied benefits that were due to patients and former patients. The named claimant sought certification of a class, as well as benefits on her own behalf.  The State’s motion to dismiss the class action claim was granted in early 2010 by the Court of Claims.  The Appellate Division, Second Department, affirmed the decision of the Court of Claims on March 8, 2011. On September 27, 2010, the Court of Claims (Ruderman, J.), granted the State’s motion for summary judgment against the individual claims and dismissed them.  Claimants served a notice of appeal on November 23, 2010.  By decision and order dated January 17, 2012, the Appellate Division, Second Department, affirmed the decision of the Court of Claims. On May 8, 2012, the Court of Appeals denied claimants motion for leave. As a result, the case has been concluded in the State’s favor and the claim has been dismissed.

The plaintiffs in Hampton Transportation Ventures, Inc. et al. v. Silver et al. (now in Sup. Ct., Albany Co.) and other similar cases, including William Floyd Union Free School District v. State (now in Sup. Ct., New York Co.), Town of Brookhaven v. Silver, et al (now in Sup. Ct., Albany Co.), Town of Southampton and Town of Southold v. Silver (now in Sup. Ct., Albany Co.), Town of Huntington v. Silver (now in Sup. Ct., Albany Co.), Mangano v. Silver (Sup. Ct., Nassau Co.), Town of Smithtown v. Silver (now part of the Mangano case in Sup. Ct., Nassau Co.) and Vanderhoef v. Silver (now in Sup. Ct., Albany Co.), plaintiffs challenge the constitutionality of 2009 Laws of New York chapter 25, which imposed certain taxes and fees, including a regional payroll tax, in the Metropolitan Commuter Transportation District, the revenue from which is passed to the Metropolitan Transportation Authority. Plaintiffs seek judgments declaring that the enactment of Chapter 25 violated State constitutional provisions relating to the need for a home rule message, supermajority requirements for enactment of special or local laws, single purpose appropriation bill, and liability for the debts of public authorities. In addition, plaintiffs demand a judgment declaring that enactment of chapter 25 violated provisions of the Public Authority Law § 1266 requiring that the Metropolitan Transportation Authority be self-sustaining.  A village, a number of additional towns, Suffolk County and the Orange County Chamber of Commerce have joined the Mangano case as plaintiffs.  Defendants in each of the cases have moved to change the venue of their respective cases to Albany County or New York County and the venue has changed in most of the cases. The plaintiffs in the Huntington and Hampton cases have appealed from the orders changing venue.  In Vanderhoef, Huntington, Floyd, Brookhaven Southampton/Southold and Hampton, the defendants have moved for judgment in their favor.  The plaintiffs in Hampton and Floyd voluntarily stipulated to discontinue their case after legislative amendment of the applicable statute exempted school districts from the “mobility tax” imposed by the statute on employers in the Metropolitan Commuter Transportation District.  The Supreme Court, Albany County issued decisions granting summary judgment to defendants in Brookhaven, Huntington and Southampton/Southold. The Brookhaven and Huntington plaintiffs have appealed from those decisions but failed to perfect their appeals within nine months after the date of their notices of appeal, which, pursuant to the Rules of the Third Department, means their appeals are deemed abandoned...

Plaintiffs in Becker et al. v. Paterson et al. (Sup. Ct., Albany Co.) seek a judgment declaring that the governor’s determination to delay payment of school aid due by statute on December 15, 2009, violated State constitutional provisions concerning, among other things, the separation of powers doctrine.  The funds at issue have been released since the filing of the case.  After a February 3, 2010 court conference to discuss the status of the case, plaintiffs amended their complaint to reflect late payment of the funds at issue.  Cross motions for summary judgment were filed and the motions were argued on June 24, 2010.

In a second case involving the parties (Becker et al. v. Paterson (Sup. Ct., Albany Co.)),plaintiffs seek a judgment declaring that the governor’s determination to delay payment of school aid from March 31, 2010 to June 1, 2010, also violated State constitutional provisions related to, among other things, the separation of powers doctrine.  Since the commencement of the suit, the moneys at issue have also been released.  Cross motions for summary judgment were filed. On January 14, 2011, the Court issued a joint order and decision dismissing both actions as moot because of the payments made after the commencement of the actions.  On February 25, 2011, plaintiffs appealed to the Appellate Division, Third Department.  The appeal was never perfected and, under the Appellate Division’s rules, is deemed abandoned.

In Hussein v. State of New York, plaintiffs seek a judgment declaring that the State’s system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education.  In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action.  The State appealed this denial to the Appellate Division, Third Department. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On September 15, 2011, the Court of Appeals placed the appeal on track for full briefing and oral argument.  The appeal was argued April 26, 2012.  On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.   Furthermore, on August 18, 2011, Supreme Court, Albany County granted the State’s motion to stay all proceedings in the case until further order of the court or a decision from the Court of Appeals. Subsequently, plaintiffs filed a motion to have the stay vacated or modified to permit the continuation of depositions and the filing of a motion for partial summary judgment.  In a Decision/Order dated December 6, 2011, Supreme Court, Albany County, granted plaintiffs’ motion for renewal and modified the stay to allow discovery to continue, but refused to allow plaintiffs to file a motion for partial summary judgment or any other dispositive motion.  Depositions are being conducted.  The discovery deadline is December 31, 2012.

In Oneida Indian Nation of New York v. Paterson, et al. and four consolidated cases, the tribal plaintiffs seek declaratory judgments that their rights under federal law have been violated by Chapters 134 and 136 of the Laws of 2010, which amended the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members and enjoining the State from enforcing those laws.  The District Court for the Western District of New York rejected plaintiffs’ motions for preliminary injunctions in four of the five cases, but granted a stay of enforcement pending plaintiffs’ appeal.  Plaintiff’s motion for a preliminary injunction was granted by the District Court for the Northern District of New York in the fifth case.  The Second Circuit Court of Appeals affirmed the Western District’s orders on May 9, 2011, which denied the plaintiffs’ motions for preliminary injunctions, and vacated the Northern District’s order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the District Courts for further proceedings consistent with the Court’s opinion.  In the Northern and Western District cases, the State has moved for summary judgment and the plaintiffs have moved for voluntary dismissal without prejudice.  The motions were taken on submission in the Northern District on November 25, 2011 and argued in the Western District on December 20, 2011.  On January 9, 2012, the District Court for the Northern District of New York granted plaintiff’s motion for voluntary dismissal without prejudice and denied the State defendants’ motion for summary judgment as moot.

In Day Wholesale Inc., et al. v. State, et al. (Sup. Ct., Erie Co.), plaintiffs are challenging, and attempting to enjoin, the collection of taxes on cigarettes sold to or by reservation retailers.  The Supreme Court, Erie County, On August 31, 2010, vacated two of its prior preliminary injunctions barring the collection of such taxes until defendants took various steps to comply with prior law. Plaintiffs’ motion for a preliminary injunction enjoining enforcement of the provisions of Chapters 134 and 186 of the Laws of 2010 was also denied by the Court. The plaintiffs appealed.  On September 14, 2010 the Appellate Division, Fourth Department denied plaintiffs’ motion for a preliminary injunction pending appeal. Pursuant to the rules of the Appellate Division, Fourth Department, the appeal is deemed abandoned because plaintiffs failed to perfect the appeal within 9 months of the filing of the notice of appeal.

The Seneca Nation of Indians commenced Seneca Nation of Indians v. State of New York, et al., on February 10, 2011, in Supreme Court, Erie County, to challenge regulations implementing a statutory voucher system proposed to allow the State to collect taxes on sales of cigarettes on Indian reservations.  Plaintiffs seek a judgment enjoining enforcement of both the regulations and the statutory provisions authorizing the voucher system and also declaring the regulations void.  The Supreme Court, Erie County, on May 10, 2011, issued a temporary restraining order that temporarily prohibited the implementation, administration, and enforcement of the voucher system, pending a hearing and determination of plaintiff’s motion for a preliminary injunction. On June 8, 2011, the Court issued an order granting defendants’ motion for summary judgment, dismissed the complaint and vacated the temporary restraining order.  On November 18, 2011, the Appellate Division, Fourth Department, affirmed.  On February 21, 2012, Plaintiff’s motion for leave to appeal to the Court of Appeals was denied.

In Gyrodine v. State of New York (Court of Claims), claimant is seeking damages under the Eminent Domain Procedures Law with respect to the appropriation by the State of 245 acres of land related to the expansion of SUNY Stony Brook.  On June 21, 2010, the Court of Claims awarded claimant compensation of $125 million.  The State appealed from the decision on September 13, 2010.  The Appellate Division, Second Department, affirmed the decision of the Court of Claims in a decision issued on November 22, 2011.  On February 17, 2012, the Second Department denied the State’s motion for reargument or, in the alternative, leave to appeal to the Court of Appeals. On June 5, 2012, the Court of Appeals denied the State’s motion for leave to appeal.  The New York Division of the Budget has noted that the State paid the judgment on July 5, 2012.   See the State Budget subsection of this Special Risk Considerations for the Fund section of this Statement of Additional Information for additional information regarding this payment.

In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law § 332 violate the Insurance Law and the State and Federal Constitutions to the extent that the assessments include amounts for items that are not direct expenses of the Insurance Department.  The State filed its answer on May 4, 2010.  On June 9, 2010, the State filed a motion for summary judgment.  Plaintiffs have filed a motion for permission to conduct discovery prior to responding to the State’s motion for summary judgment.  Plaintiffs’ motion for permission to conduct discovery before responding to the State’s motion for summary judgment was granted on March 10, 2011.  Since then, Plaintiffs have filed an amended complaint adding challenges to assessments issued after this action commenced and the State has withdrawn its motion for summary judgment without prejudice.  The State has filed its answer to the amended complaint and is engaged in the discovery process.  The discovery deadline is October 1, 2012.

In July 2011, Plaintiffs sued the State of New York and other Defendants in Akwesasne Convenience Store Association et al. v. State of New York, in Supreme Court, Erie County, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied Plaintiffs’ request for a temporary restraining order and, in a decision dated August 18, 2011, also denied Plaintiffs’ subsequent motion for a preliminary injunction. Plaintiffs appealed to the Appellate Division, Fourth Department, which denied Plaintiffs’ motion for a preliminary injunction pending appeal on September 14, 2011.  By decision dated August 2, 2012, the Supreme Court, Erie County, granted defendants’ motion for summary judgment dismissing the complaint and denied plaintiffs’ cross motion for summary judgment.

State Retirement Systems. The State and Local Retirement Systems (“Systems”) provide coverage for public employees of the State and its localities (except employees of the City and teachers, who are covered by separate plans).  The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired.  The present value of anticipated benefits for current members, retirees, and beneficiaries increased from $194.3 billion on April 1, 2011 to 198.6 billion (including $89.3 billion for current retirees and beneficiaries) on April 1, 2012, and the net assets available for benefits as of March 31, 2012 were $153.4 billion (including $3.5 billion in receivables), an increase of $3.9 billion or 2.6 percent from the fiscal year 2010-11 level of $149.5 billion.  Under the funding method used by the Systems, the anticipated benefits of current members, retirees and beneficiaries are expected to be sufficiently covered by the net assets, plus future actuarially determined contributions.  The investment losses experienced in fiscal year 2009 have negatively impacted the value of assets held for the Systems.  The effect of the loss is spread over a 5-year period by the current actuarial smoothing method.  Consequently, employee contribution rates have increased for fiscal years 2010-11, 2011-12 and 2012-13, and further increases are anticipated for fiscal years 2013-14 and 2014-15.  The amount of such future increases will partly depend on the pension fund’s value as of each April 1, and also on the present value of the expected benefits to be paid by the pension fund as of each April 1.  In addition, the assumed rate of return used by the Systems’ Actuary, which is one of the factors used to calculate contribution requirements, decreased from 8 percent to 7.5 percent starting in fiscal year 2011-12.  Final contribution rates for fiscal year 2012-13 were released in early September 2011.  The average Employees’ Retirement System rate increased from 16.3 percent of salary in fiscal year 2011-12 to 18.9 percent of salary in fiscal year 2012-13, while the average Police and Fire Retirement System rate increased from 21.6 percent of salary in fiscal year 2011-12 to 25.8 percent of salary in fiscal year 2012-13.

Contributions to the Systems are also provided by employers.  In fiscal year 2011-12, the State paid $1.5 billion in contributions (including Judiciary) including amortization payments of approximately $69.1 million.  The estimated State payment (including Judiciary) due March 1, 2013 is $2.2 billion. The State (including Judiciary) has the option to amortize up to $781.9 million which would reduce the required payment to $1.4 billion. The State payment for fiscal year 2012-13 is an estimate. If this amount changes, then the amount that can be amortized would also change.

Authorities.  Generally, the fiscal stability of the State is partially dependent upon the fiscal stability of its public authorities (“Authorities”), including those which finance, construct and/or operate revenue-producing public facilities. These Authorities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, tuition and fees, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings.

Furthermore, there are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to certain Authorities in order to secure the payment of debt service on their revenue bonds and notes.  However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefore in any given year.  Some public Authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. Not surprisingly, the State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its Authorities were to default on their respective obligations.  As of December 31, 2011 (with respect to the New York Job Development Authority, as of March 31, 2012), there were 18 Authorities with outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $170 billion, only a portion of which constitutes State-supported or State-related debt.

Metropolitan Transportation Authority. In December 2011, the MTA adopted the 2012 Final Proposed Budget and Four-Year Financial Plan 2012¬2015 (the “MTA Plan”) for itself and its affiliates and subsidiaries, which operate various rail, subway and bus services in the City and the surrounding area.  Despite an improved outlook, the MTA’s financial resources and situation remain stressed in the face of the regional economy’s continued weakness and the potential for a “double dip” recession.  If there is a “double dip” recession, the MTA has limited financial reserves to offset lower-than-expected operating revenues and dedicated taxes. In addition, the MTA Plan assumes that State budget actions will provide full remittance to MTA of all resources collected on the MTA’s behalf and that fare and toll increases will be implemented as planned. Other risks to the MTA Plan include labor settlements falling short of the planned three year “net zero” wage growth and underfunding of the planned 2010-2014 Capital Program.  The MTA Plan reflects the MTA’s response of seeking greater operational efficiency and additional cost saving initiatives.  In February 2012, the MTA published the February Financial Plan (“February Plan”).  The February Plan does not include any new budget proposals.  Rather, it makes certain technical adjustments to the MTA Plan’s budgets and forecasts and establishes a 12-month allocation of the MTA Plan.  The February Plan’s adjustments have lead to minor changes in the projected MTA closing balances for 2011– 2015.  The February Plan projects ending cash balances of $192 million in 2011, $1 million in 2012 and $80 million in 2013.  Deficits of $137 million and $204 million are projected for 2014 and 2015, respectively.  Most recently, the MTA published its FY 2013 Preliminary Budget and July Financial Plan (the “July Plan”).  The July

Plan does not reflect any change in the projected cash ending cash balances of the MTA from the February Plan, but the July Plan does indicate that, while MTA finances continue to be fragile, there has been improvement as a result of net favorable re-estimates of operating revenue, reduction in expenses and additional savings from cost efficiency programs.

The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017, or by visiting the MTA website at www.mta.info.

New York City. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements.  For its normal operations, the City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.  There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in any given fiscal year will be adopted by the April 1 statutory deadline; that interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures.

The discussion that follows regarding the status of the City economy is based on information published by the City Office of Management and Budget (“OMB”) no later than August 14, 2012.  All predictions and past performance information regarding the City economy contained in this subsection were made by OMB on or prior to that date even though they may be stated in the present tense and may no longer be accurate.  In conjunction with this summary of the City economy you should also review the State Economy subsection of this Special Risk Considerations for the Fund section of this Statement of Additional Information which presents the DOB’s assessment of the national and State economy.

The slow pace of the national recovery has affected the City economy too.  In the second half of 2011, Wall Street experienced volatility due to the Eurozone debt crisis and experienced a loss of nearly $2 billion in the fourth quarter of 2011.   In the first quarter of 2012, Wall Street experienced a recovery due to a brief hiatus in the Eurozone debt crisis and produced a pre-tax profit of over $7 billion. Nonetheless, those gains were 22 percent below the first quarter 2011 profits of $9.3 billion.   Furthermore, in May of 2012 the Dow and S&P 500 indices both fell over 6 percent due to the renewed concerns over the Eurozone debt turmoil, and they rose less than 4 percent in June and less than 1.3 percent in July.  In addition, there are two worrisome trends that may negatively affect future performance.  First, trading volumes on the New York Stock Exchange have declined since 2009.  The number of trades during the first seven months of 2012 was 17 percent lower than the number of trades during the same period in 2011. Second, it is estimated that 2012 second quarter earnings of S&P 500 companies grew 3% over the same quarter a year earlier.  This is significantly lower than the double-digit growth rates seen in the prior two years.  These earnings trends are expected to continue in 2012 due to faltering global growth and uncertainty regarding end of the year federal budget decisions.  In addition to the foregoing factors, OMB believes that domestic policy decisions regarding the federal budget at the end of the year, the upcoming national elections and the European turmoil may also contribute to poor financial markets performance for the remainder of the year.

The City labor market lost 140,000 from September 2008 through August 2009.  After hitting a low in August 2009, the City has rebounded and as of June 2012 the City’s private sector employment stood 2.4 percent above the pre-recession peak.  Between February and June 2012 the City’s private sector experienced nearly 10,000 job gains per month.  Nonetheless, despite the strong job growth, the unemployment rate in the City rose to 9.7 percent during the second quarter of 2012 from 8.8 percent a year earlier.  It is unclear why the unemployment rate has remained so high.  Between February and June 2012, the professional and business services, information and retail trade sectors showed job gains in every month.  Professional and business services had an average gain of 3,700 jobs per month.  Nonetheless, over half of those gains came from the temporary services subsector followed by modest gains in advertising services.  Legal and accounting services subsectors actually showed net losses over the period.  The information sector added 1,100 jobs per month while retail trade grew by roughly 1,400 jobs per month.  The leisure and hospitality sector grew by 8,500 jobs between February and June despite loosing 1,200 jobs in June.  Health care and social assistance added 4,900 jobs during that period while education lost 500 jobs.  The financial services sector gained a modest 1,300 jobs during the February to June period with most of the gains coming from banking and insurance.  The securities subsector lost a net of 1,100 jobs during this time period.  In addition, construction industry employment has performed poorly.  Construction has contracted by nearly 12,000 jobs since August 2009.  Manufacturing declined by 6,000 jobs over the same time period.  While the decline in construction related jobs reflects weaknesses in the housing and commercial real estate markets, the manufacturing job losses is part of a structural shift in the City’s economy towards service-providing sectors.

The office leasing market in the City in the first two quarters of 2012 has slowed compared to the same period in 2011.  Through May 2012, leasing activity is down 52 percent compared to last year and, consequently, vacancy rates are hovering just above 10 percent.  However, since hitting a low in 2010, primary market asking rents have risen approximately 11 percent through May 2012.  Total leasing activity appears to have increased in July 2012.  Steady growth in the office-using labor market may indicate the possibility for stronger activity in the second half of 2012.

The residential real estate market suffered a decline in sales activity during March 2012.  Total transactions were down almost 6 percent compared to the same period in 2011.  The decline in the first quarter was the fifth such decline in year-on-year comparisons over the prior six quarters.  Despite the stability in transaction activity, home prices as measured by the S&P/Case-Shiller (C-S) Index continued to drift downward.  In March 2012, home prices reached a new low for the current cycle and were down 27 percent from the peak reached in June 2006, mirroring declines at the national level.  Since this low, there has been a slight rise in home prices, with single-family homes rising modestly for two consecutive months and condo prices rising for three.

Tourism continues to be a vibrant and dynamic contributor to the City’s economy.  Despite adding 3,000 hotel rooms to the City’s inventory in 2011, hotel room rates rose over 5 percent and occupancy rates were near capacity at 85 percent in 2011.  Although the City added another 1,500 hotel rooms to its inventory through the middle of April 2012, year-to-date room rates have risen 2.8 percent higher than the same period in 2011 and occupancy rates have remained above 85 percent since September 2011.  In addition, it is expected that the hotel industry will add another 1,900 rooms by the end of 2012.  The increase in tourism has lifted attendance and profits at major City tourist venues.  Broadway attendance and gross receipts were up by over 3 percent and 12 percent respectively year-to-date through July 2012. However, there are risks to the City’s tourism industry. If Europe’s sovereign debt crisis worsens, it could lead to a slowdown in the tourism sector since almost half of the City’s international tourists come from European Union countries.   In addition, continued turmoil in Europe could lead to a further strengthening of the dollar which may discourage travel to the City from other international locations.  Furthermore, uncertainty over the federal budget crisis and a continued slow U.S. economic recovery may make travel to the City less attractive for domestic travelers.

All the risks to the national and State economies apply to the City economy. OMB has  identified high energy prices, the Eurozone debt crisis, and the looming federal fiscal crisis at the end of the year as possibly negatively affecting the City economy in a wide range of industries.  Moreover, assumptions for continued profitability on Wall Street are based on continued stability and the Federal Reserve’s ability to properly manage monetary policy.

The official financial disclosure of the City and the financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

New York City Financial Plan. On May 3, 2012, the Mayor’s office released the Executive Budget and Four Year Financial Plan for Fiscal Years 2013-16 (the “Executive Budget”). In late June 2012 the City Council adopted the Executive Budget with certain modifications (“City Plan”).  The City Plan’s projected revenues and expenditures for the 2013 fiscal year are balanced, in accordance with GAAP.  However, the City Plan projects gaps of $2.5 billion, $3.1 billion and $3.1 billion for fiscal years 2014, 2015 and 2016, respectively. The City Plan estimates that total revenues for 2013 will be $68.5 billion and the City Plan estimates that total revenues for each of the gap out years will be approximately $69.7 billion in 2014, $72.1 billion in 2015 and $74.1 billion in 2016. The City Plan’s projections for total expenditures for 2013 is $68.5 billion and for each of the gap out-years is approximately $72.2 billion in 2014, $75.2 billion in 2015 and $77.2 billion in 2016.

The staffs of the New York State Financial Control Board (“FCB”), Office of the State Deputy Comptroller for the City of New York (“OSDC”), the City Comptroller and the Independent Budget Office (“IBO”) issue periodic reports on the City’s financial plans.  Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

New York City Financing Program. Successful execution of the City Plan depends upon the City’s ability to market its securities successfully.  According to the Executive budget, the City’s program for financing capital projects for fiscal years 2012 through 2016 projects $32.3 billion of long-term borrowing to support the City’s current capital program. This does not include State funded financing for education capital purposes through New York City Transitional Finance Authority (“TFA”) Building Aid Revenue Bonds (“BARBS”). The financing of the City’s capital program is divided among General Obligation (“GO”) bonds, TFA bonds (other than BARBS) and New York City Municipal Water Finance Authority (“NYW”) bonds. During fiscal years 2012 through 2016, the City will issue $11.6 billion in bonds and the TFA will issue $13.2 billion in bonds. The City’s issuance supports 36 percent, and the TFA’s issuance supports 41 percent, of the total financing program. NYW’s annual bonding amount (excluding refundings) will average about $1.5 billion. The aggregate NYW financing during fiscal years 2012 through 2016 will account for about 23 percent of the total financing program. In addition, TFA expects to issue $5.0 billion in BARBS in fiscal years 2012 through 2016 to fund capital costs for the Department of Education.

Presently, the debt service for the City, TFA (excluding BARBs) and City appropriation debt or conduit debt, not including the effect of pre-payments, is 8.3 percent of the City’s total budgeted revenues in 2012. That ratio is expected to increase to 10.1 percent in 2016. As a percentage of tax revenues, the debt service ratio is 13.4 percent in 2012 and is anticipated to grow to 15.2 percent in 2016.

For fiscal year 2012, the City’s total debt outstanding issued through GO bonds, TFA bonds, TSASC bonds and Conduit Debt other than TFA BARBS is expected to be approximately $66.5 billion.  Another $28.2 billion in NYW bonds are expected to be outstanding for fiscal year 2012. For fiscal year 2013, the City’s total debt outstanding issued through GO bonds, TFA bonds, TSASC bonds and Conduit Debt other than BARBS is expected to be approximately $68.6 billion. Another $29.6 billion in NYW bonds are expected to be outstanding for fiscal year 2013.

The City Plan is predicated on numerous assumptions, including the condition of the City’s and the region’s economies and the associated receipt of economically sensitive tax revenues in the projected amounts.  The City Plan is also subject to a variety of other factors.

In addition to borrowings related to capital projects, the City issues both revenue and tax anticipation notes to finance its seasonal working capital requirements.  The success of projected public sales of City, NYW, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions.  The City’s planned capital and operating expenditures are dependent upon the sale of its GO debt, as well as debt of the NYW, TFA, Dormitory Authority of the State of New York and TSASC.

The City’s outstanding GO bonds were rated AA with a stable outlook by S&P as of May 18, 2012, AA with a stable outlook by Fitch as of May 18, 2012, and Aa2 with a stable outlook by Moody’s as of July 2, 2012.  Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City’s GO bonds.

Other Localities.  Historically, the State has provided unrestricted financial assistance to cities, counties, towns and villages outside of the City.  Certain localities outside the City have experienced financial problems and have, consequently, requested and received additional State assistance during the last several State fiscal years. In addition, in certain circumstances the State has enacted legislation to create oversight boards to address poor fiscal conditions within a locality.  Not included in the projections of the State’s receipts and disbursements for the State’s 2012-13 fiscal year or thereafter is the potential impact of any future requests by localities for additional financial assistance or oversight.

Local governments must respond to changing political, economic and financial influences over which they have little or no control.  These changes may negatively affect the financial condition of certain local governments. For example, the State or federal government may end or cut its funding of various local programs or deny certain claims in which case local governments would need to use their own resources to fund such expenditures.  Specifically, the anticipated loss of temporary federal stimulus funding will adversely impact counties and school districts in New York State.  The State’s cash flow issues have resulted in delays to the payment of State aid, and in some cases, have required localities to find other sources from which to borrow. Furthermore, recently enacted legislation caps property tax receipts of local governments, which may reduce property tax revenue available to local governments and school districts.  The legislation does not apply to the City.  In addition, changes to sales tax distributions resulting from the 2010 federal population census have also had a material impact on various local governments.  At the end of the day, localities and local public authorities may experience significant financial difficulties that could put local access to the public credit markets at risk, which could adversely affect the marketability of notes and bonds issued by localities within the State.  Localities may also face unexpected problems as a result of certain pending litigation, judicial decisions and long-range economic trends.  Other large-scale potential problems may also negatively affect localities and require requests for State assistance.  These include declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs.

Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. For the 2010 fiscal year, the total indebtedness for all localities in the State other than the City was approximately $43.3 billion.  This figure is inclusive of bonds issued by the localities and certain debt guaranteed by the localities but excludes capital lease obligations, assets held in sinking funds, various amounts available for redemption of debt at the start of a fiscal year and debt of certain localities that did not file financial reports with the Comptroller.

PERFORMANCE INFORMATION

The Fund’s performance figures are based on historical results and are not intended to indicate future performance. The yield and total return of the Fund will vary.  The share price of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor’s original cost.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and NBFI.

Information about the Board of Trustees

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since 2000	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006; ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)

C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	50
Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to 2002.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 2000	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.
Jack L. Rivkin (1940)	Trustee since 2002; President from 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger Berman, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)

Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)

Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger Berman, since 2009; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, NBFI since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008; Managing Director, NBFI, since 2009.	50	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the Trust’s Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NB Management and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NB Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; formerly, Vice President, NB Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger Berman, since 2009; Employee, NB Management, since 2003; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2011).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger Berman, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Managing Director, NB Management, since 2009, and Secretary and General Counsel, NB Management, since 2004; formerly, Senior Vice President, Neuberger Berman, 2002 to 2009; formerly, Senior Vice President, NB Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NB Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger Berman, since 2006; formerly, Vice President, Neuberger Berman, 2002 to 2006; Vice President, NB Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Employee, NB Management 1993 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1992; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2006; formerly, Senior Vice President, Neuberger Berman, 2004 to 2006; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

____________________

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

The Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s investment advisory and sub-advisory contracts and other principal contracts. It is the Trust’s policy that at least three quarters of the Board shall be comprised of Fund Trustees who are not “interested persons” of NB Management (including its affiliates) or the Trust (“Independent Fund Trustees”).

The Board has appointed an Independent Fund Trustee to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Fund Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Fund, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Fund Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Fund Trustees, the range of experience represented on the Board, and the Board’s responsibilities.

Additional Information About Trustees

In choosing each Trustee to serve, the Board was generally aware of each Fund Trustee’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Fund Trustee, their demonstrated willingness to take an independent and questioning stance toward management.  Each Fund Trustee also now has considerable familiarity with the Trust and each fund of the Trust, their investment manager, sub-advisers, administrator and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a trustee of the Trust.  No particular qualification, experience or background establishes the basis for any Fund Trustee’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Fund Trustee, the following provides further information about the qualifications and experience of each Fund Trustee.

Independent Fund Trustees

Faith Colish:  Ms. Colish has experience as an attorney practicing securities law with the SEC and in private practice, with a focus on broker-dealer and investment management matters and matters of regulatory compliance under the securities laws.  She has also served as in-house counsel to an investment advisory firm that managed mutual funds and a fund industry trade organization.

She has served as a member of the board of a not-for-profit membership corporation involving oversight of a substantial investment program.  She has served as a Fund Trustee for multiple years.

Martha C. Goss: Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional and head of an investment unit for a major insurance company and experience as the Chief Financial Officer of two consulting firms.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations and a university.  She has served as a Fund Trustee for multiple years.

C. Anne Harvey:  Ms. Harvey has experience in senior management of a major not-for-profit membership organization.  She has served as a member of the advisory board of a not-for-profit organization. She has served as a member of an advisory committee to the board of the New York Stock Exchange.  She has served as a Fund Trustee for multiple years.

Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various public companies and another mutual fund.  He has served as a Fund Trustee for multiple years.

Howard A. Mileaf:  Mr. Mileaf is a CPA and an attorney with experience in senior management and as general counsel of an industrial corporation and an industrial holding company.  He has accounting and management experience at a major accounting firm.  He has served as a member of the boards of various profit and not-for-profit organizations.  He has served as a Fund Trustee for multiple years.

George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance.  He has served as a Fund Trustee for multiple years.

Jack L. Rivkin:  Mr. Rivkin has extensive investment research and investment management experience as a former chief investment officer and executive with Neuberger Berman and other financial service companies.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served on the board of various private companies.  He serves on the board of a not-for-profit educational forum for the investment community.  He has served as a Fund Trustee for multiple years.  He previously served as Chief Investment Officer of Neuberger Berman.

Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership.  He has served as a Fund Trustee for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.

Candace L. Straight:  Ms. Straight has experience as a private investor and consultant in the insurance industry.  She has experience in senior management of a global private equity investment firm.  She has served as a member of the boards of a public university and various profit companies.  She has served as a Fund Trustee for multiple years.

Peter P. Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies.  He has served as a member of the board of other mutual funds.  He has served as a Fund Trustee for multiple years.

Fund Trustees who are “Interested Persons”

Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  He serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a Fund Trustee since 2009.

Robert Conti:  Mr. Conti has investment management experience as an executive with Neuberger Berman.  He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for-profit organization.  He has served as a Fund Trustee since 2008.

Information About Committees

The Board has established several standing committees to oversee particular aspects of the Fund’s management. The standing committees of the Board are described below.

Audit Committee. The Audit Committee’s purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; and (e) to act as a liaison between the Fund’s independent registered public accounting firm and the full Board. Its members are Martha C. Goss (Vice Chair), George W. Morriss (Chair), Tom D. Seip, and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended February 29, 2012, the Committee met [    ] times.

Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust’s principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish, Martha C. Goss, Howard A. Mileaf (Vice Chair), Candace L. Straight

(Chair) and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended February 29, 2012, the Committee met [   ] times.

Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust’s Chief Compliance Officer (“CCO”). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations.  The CCO is responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers.  Its members are Faith Colish, C. Anne Harvey (Vice Chair) and Howard A. Mileaf (Chair). All members are Independent Fund Trustees. During the fiscal year ended February 29, 2012, the Committee met [  ] times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, NB Management and NBFI.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are Faith Colish, Robert Conti (Vice Chair), George W. Morriss, Tom D. Seip (Chair) and Candace L. Straight. All members except for Mr. Conti are Independent Fund Trustees. During the fiscal year ended February 29, 2012, the Committee met [   ] times.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers (except the CCO) as to whom the Board is charged with approving compensation. Its members are Martha C. Goss (Vice Chair), C. Anne Harvey, Michael M. Knetter (Chair) and Tom D. Seip. All members are Independent Fund Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman

Income Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended February 29, 2012, the Committee met [   ] times.

Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  Its members are Joseph V. Amato, Martha C. Goss, George W. Morriss, Jack L. Rivkin (Chair) and Peter P. Trapp (Vice Chair). All members except for Mr. Amato are Independent Fund Trustees.  During the fiscal year ended February 29, 2012, the Committee met [    ] times.

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the activities of management personnel responsible for operational risk management; (e) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (f) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent.  Its members are Faith Colish (Chair), C. Anne Harvey, Michael M. Knetter (Vice Chair), Jack L. Rivkin and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended February 29, 2012, the Committee met [   ] times.

Risk Management Oversight

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s administration and operations.  The Board views risk management as an important responsibility of management.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Fund, the Fund’s investment manager, the Fund’s sub-adviser, and the affiliates of the investment manager and the sub-adviser, or other service providers to the Fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and, at times, the Board, meet periodically with the investment manager’s head of investment risk, head of operational risk, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity and for fixed income, the heads of Internal Audit, and the Fund’s independent auditor.  The committees review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Fund Trustees as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Compensation and Indemnification

The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.

For serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone.  For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year.  No additional compensation is provided for service on a Board committee.  The Chair who is also an Independent Fund Trustee receives an additional $35,000 per year.

The Neuberger Berman Funds reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

An Independent Fund Trustee who retired before July 1, 2012 was eligible to elect Trustee Emeritus status upon his or her retirement if he or she had served for a minimum of 15 years or reached the age of 70 years at his or her last birthday.  This policy provides a means to retain access to the valuable experience and substantial institutional knowledge of, and certain ongoing services from, Independent Fund Trustees who have retired from the Board.  A Trustee Emeritus receives a payment for a period of three years according to the following schedule:  for the first year, an amount equal to three-fourths of the annual retainer and regular meeting fees in effect at the time of his or her retirement (“Compensation at Retirement”) assuming six regular meetings; for the second year, an amount equal to one-half of the Compensation at Retirement; and for the third year, an amount equal to one-fourth of the Compensation at Retirement.  A Trustee Emeritus may attend Board or Committee meetings and will be reimbursed for out-of-pocket expenses related to such attendance.  The Trustee Emeritus compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.  To continue serving as a Trustee Emeritus, an individual must continue to qualify as “independent” for purposes of the 1940 Act, and shall continue to be subject to the restrictions of the Code of Ethics and requirements under the Board governance policies to pre-clear any trades in shares of a closed end fund in the fund family (or derivatives relating to the shares).  A Trustee Emeritus does not have the power to vote but may be consulted regarding matters involving the Funds.

The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 10/31/11

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
John Cannon** Trustee	$23,236	$160,000
Faith Colish Trustee	$23,236	$160,000
Martha C. Goss Trustee	$21,781	$150,000
C. Anne Harvey Trustee	$22,156	$152,500

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees

Robert A. Kavesh** Trustee	$21,781	$150,000
Michael M. Knetter Trustee	$22,861	$157,500
Howard A. Mileaf Trustee	$21,781	$150,000
George W. Morriss Trustee	$23,236	$160,000
Edward I. O’Brien** Trustee	$21,781	$150,000
Jack L. Rivkin* Trustee	$23,236	$160,000
Cornelius T. Ryan** Trustee	$21,781	$150,000
Tom D. Seip Chairman of the Board and Trustee	$26,875	$185,000
Candace L. Straight Trustee	$23,236	$160,000
Peter P. Trapp Trustee	$24,692	$170,000
Fund Trustees who are “Interested Persons”
Joseph V. Amato Trustee	$0	$0
Robert Conti President, Chief Executive Officer and Trustee	$0	$0
* Mr. Rivkin was deemed an Independent Fund Trustee as of January 1, 2012.
** Retired as of June 30, 2012 and elected Trustee Emeritus status as of that date.

As of the date of this SAI, the Fund Trustees and officers of the Trust did not own any shares of the Fund.

Ownership of Equity Securities by the Fund Trustees

The following table sets forth the aggregate dollar range of securities owned by each Fund Trustee in all the funds in the fund family overseen by the Fund Trustees as of December 31, 2011.

Name of Fund Trustee	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies*
Independent Fund Trustees
Faith Colish	E
Martha C. Goss	E
C. Anne Harvey	E
Michael M. Knetter	E
Howard A. Mileaf	E
George W. Morriss	E
Jack L. Rivkin**	E
Tom D. Seip	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E
Robert Conti	E
** Valuation as of December 31, 2011
** Mr. Rivkin was deemed an Independent Fund Trustee as of January 1, 2012.

A = None  B = $1-$10,000  C = $10,001 - $50,000  D = $50,001-$100,000  E = over $100,000

Independent Fund Trustees Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated May 4, 2009 (“Management Agreement”).

The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust.  See “Trustees and Officers.”  The Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.

NB Management has sub-contracted certain of its responsibilities under the Management Agreement to NBFI, which is responsible for the day-to-day investment management of the Fund.  NB Management is responsible for overseeing the investment activities of NBFI with respect to its management of the Fund.  See “Sub-Adviser” below.

NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to an administration agreement with the Trust dated May 4, 2009 with respect to the Fund’s Institutional Class (“Administration Agreement”). For such administrative services, the Institutional Class of the Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.

Under the Administration Agreement, NB Management also provides to the Institutional Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

The Management Agreement continues until October 31, 2014. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of the Fund. The Administration Agreement continues until October 31, 2014. The Administration Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of the Fund.

The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NB Management. The Administration

Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NB Management. Each Agreement terminates automatically if it is assigned.

From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Fund intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or the Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Fund or its shareholders adversely.

Management and Administration Fees

For investment management services, the Fund pays NB Management a fee at the annual rate of 0.250% of the first $500 million of the Fund’s average daily net assets, 0.225% of the next $500 million, 0.200% of the next $500 million, 0.175% of the next $500 million, and 0.150% in excess of $2 billion.

For administrative services, the Institutional Class of the Fund pays NB Management a fee at the annual rate of 0.15% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Fund Trustees on actual expenses. With the Fund’s consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services.  In addition, the Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services.

Contractual Expense Limitations

NB Management has contractually undertaken, during the period noted below, to forgo current payment of fees and/or reimburse annual operating expenses of the Institutional Class of the Fund so that its total operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below (“Expense Limitation”).

The Fund has agreed to repay NB Management out of assets attributable to the Institutional Class for any fees forgone by NB Management under the Expense Limitation or any Operating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause that Class’ Operating Expenses to exceed the annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

Fund	Class	Limitation Period	Expense Limitation
New York Municipal Income Fund	Institutional	10/31/2015	[ ]%

Sub-Adviser

NB Management retains NBFI, 190 South LaSalle Street, 24th Floor, Chicago, IL 60603, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated May 4, 2009 (“Sub-Advisory Agreement”).

Pursuant to the Sub-Advisory Agreement, NB Management has delegated responsibility for the Fund’s day-to-day management to NBFI. The Sub-Advisory Agreement provides in substance that NBFI will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets.  The Sub-Advisory Agreement permits NBFI to effect securities transactions on behalf of the Fund through associated persons of NBFI.  The Sub-Advisory Agreement also specifically permits NBFI to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NBFI has no current plans to pay a material amount of such compensation.

The Sub-Advisory Agreement continues until October 31, 2014 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management, or by NBFI on not less than 30 nor more than 60 days’ prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

Portfolio Manager Information

The table below lists the Portfolio Managers of the Fund.

Portfolio Manager	Fund Managed
James L. Iselin	Neuberger Berman New York Municipal Income Fund
S. Blake Miller	Neuberger Berman New York Municipal Income Fund

Accounts Managed

The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of [_____], 2012.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
James L. Iselin
Registered Investment Companies*			0	0
Other Pooled Investment Vehicles			0	0
Other Accounts**

S. Blake SS. Blake Miller
Registered Investment Companies*			0	0
Other Pooled Investment Vehicles			0	0
Other Accounts**
*Registered Investment Companies include all mutual funds managed by the Portfolio Manager, including the Fund.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible.

NB Management, NBFI and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of Portfolio Managers by NB Management and NBFI

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC (“NBG,” and together with its consolidated subsidiaries “NB Group”) and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB Group.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

Most of the senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure.  Currently, on a yearly basis, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. Employee equity and preferred stock is subject to vesting and other terms and conditions.

Contingent Compensation Plan. We have also established the Neuberger Berman Group Contingent Compensation Plan (“Contingent Compensation Plan”) pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period.  Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by NB Group investment professionals.

Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

Ownership of Securities

As of the date of this SAI, the Fund’s Portfolio Managers did not own any shares of the Fund.

Other Investment Companies Managed

The investment decisions concerning the Fund and the other registered investment companies managed by NB Management and/or NBFI (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management and NBFI have varied from one another in the past and are likely to vary in the future.

There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by NB Management or NBFI are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations.  The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the Fund and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund having its advisory arrangements with NB Management or NBFI outweighs any disadvantages that may result from contemporaneous transactions.

The Fund is subject to certain limitations imposed on all advisory clients of NB Management or NBFI (including the Fund, the Other NB Funds, and other managed accounts) and personnel of NB Management or NBFI and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management or NBFI that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics

The Fund, NB Management and NBFI have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund’s Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Fund they advise, but are restricted from trading in close conjunction with their Fund or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and NBFI

NB Management and NBFI are indirect subsidiaries of NBG. The directors, officers and/or employees of NB Management who are deemed “control persons,” all of whom have offices at the same address as NB Management, are:  Joseph Amato and Robert Conti. Mr. Amato is a Trustee of the Trust and Mr. Conti is both a Trustee and an officer of the Trust.  The directors, officers and/or employees of NBFI who are deemed “control persons,” all of whom have offices at the same address as NBFI, are:  Andrew Johnson and Bradley C. Tank.

The majority of NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”), which was formed to facilitate the May 4, 2009 management buyout of certain of the investment management businesses conducted by Lehman Brothers Holdings Inc. (“LBHI”). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group’s key employees and senior professionals, owns approximately 55% of NBG’s common units, and LBHI and certain of its subsidiaries (collectively the “LBHI Parties”) own the remaining 45% of such common units.

LBHI filed a voluntary petition under Chapter 11 on September 15, 2008.  On December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of NB Management, Neuberger Berman and NBFI, as well as certain alternative asset management businesses of LBHI’s Investment Management Division to NBSH. LBHI’s bankruptcy proceedings had no material impact on the operations of the Neuberger Berman Funds.

On December 14, 2011, the United States Bankruptcy Court for the Southern District of New York approved a motion filed by LBHI that provides NBG with the opportunity to redeem the LBHI Parties’ interest in preferred and common equity of NBG.  Pursuant to the terms of an agreement entered into on March 4, 2012 by and among NBG, NBSH and the LBHI Parties (the “Redemption Agreement”), on March 16, 2012 (the “Preferred Redemption Date”), NBG redeemed and retired all of its issued and outstanding preferred units.  Under the terms of the

Redemption Agreement, as a result of NBG redeeming and retiring its preferred units issued and outstanding immediately prior to the Preferred Redemption Date, it is entitled, but not obligated, to redeem a number of Class A common units held by the LBHI Parties equal to 10% of NBG’s aggregate common units issued and outstanding immediately preceding the Preferred Redemption Date.  In accordance with certain of the provisions of NBG’s Third Amended and Restated Limited Liability Company Agreement, which became effective on the Preferred Redemption Date, the remaining common units not owned by NBSH may be redeemed over the course of the next four to five years. On March 6, 2012, LBHI emerged from bankruptcy.

DISTRIBUTION ARRANGEMENTS

The Fund offers one class of shares, known as Institutional Class shares.

Distributor

NB Management serves as the distributor (“Distributor”) in connection with the continuous offering of the Fund’s shares. Institutional Class shares are offered on a no-load basis.  As described in the Fund’s Prospectus, Institutional Class shares are available through investment providers (“Institutions”) that have made arrangements with NB Management for shareholder servicing and administration and/or entered into selling agreements with NB Management.

In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund’s “principal underwriter” within the meaning of the 1940 Act.  It acts as agent in arranging for the sale of Institutional Class shares of the Fund without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares.

The Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of its shareholder list, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund’s shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund’s shareholders any investment products or services other than those managed or distributed by NB Management, Neuberger Berman or NBFI.

From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to Institutional Class of the Fund (“Distribution Agreement”). The Distribution Agreement continues until October 31, 2014.  The Distribution Agreement may be renewed annually if specifically approved (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of the Fund. The Distribution Agreement may be terminated by either party and will terminate automatically on its assignment, in the same manner as the Management Agreement.

Revenue Sharing

NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”).

Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing NB Management personnel to attend conferences.  NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, NB Management may pay for: placing the Fund on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Fund; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services.  Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Fund or of any particular share class of the Fund.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Fund.

In addition to the compensation described above, the Fund and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”).  Such subaccounting fees paid by the Fund may differ depending on the Fund and are designed to be equal to or less than the fees the Fund would pay to its transfer agent for similar services.  Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Fund with respect to those assets.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

The Fund’s shares are bought or sold at a price that is the Fund’s NAV per share. The NAV for the Institutional Class of the Fund is calculated by subtracting total liabilities of the Class from total assets attributable to the Class (the market value of the securities the Fund holds plus cash and other assets). The Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to the Institutional Class and rounding the result to the nearest full cent.

The Fund generally is open for business every day the New York Stock Exchange (the “NYSE”) is open; however, the Fund will not be open for business on Columbus Day and Veterans Day even if the NYSE is open, because fixed income securities generally will not be traded on those days (“Business Day”). The Fund calculates its NAV as of the close of regular trading on the NYSE (usually 4 p.m. Eastern time) on Business Days.  Because the value of the Fund’s portfolio securities changes every business day, its share price usually changes as well.

The Fund uses one or more independent pricing services approved by the Board of Trustees to value its debt portfolio securities. Valuations of debt securities (other than short-term securities) provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value.

The Fund uses one or more independent pricing services approved by the Board of Trustees to value its equity portfolio securities (including options and securities issued by ETFs). The independent pricing service values equity portfolio securities (including options and securities issued by ETFs) listed on the NYSE, the NYSE MKT or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security or other instrument on a particular day, the independent pricing service may value the security or other instrument based on market quotations.

NB Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation for a security is not available from an independent pricing service or if NB Management believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s net asset value calculation. Numerous factors may be considered when determining the fair value of a security or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or instruments outstanding.

Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

Subscriptions in Kind

The Fund may from time to time accept securities in exchange for Fund shares.

Financial Intermediaries

The Fund has authorized one or more financial intermediaries to receive purchase and redemption orders on its behalf.  Such financial intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase and redemption order when a financial intermediary or its designee receives the order.  Purchase and redemption orders will be priced at the next share price to be calculated after the order has been “accepted” as defined in the Prospectus.

Automatic Investing and Dollar Cost Averaging

Shareholders that hold their Fund shares directly with Neuberger Berman (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Institutional Class shares of the Fund each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in an eligible money market fund outside the Neuberger Berman fund family or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. A Direct Shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.  Call 800-877-9700 for instructions.

Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

ADDITIONAL EXCHANGE INFORMATION

Predecessor Investors (as defined in the Fund’s Prospectus) of Neuberger Berman New York Municipal Income Fund may exchange Institutional Class shares of the Fund for Class A shares of other funds in the Neuberger Berman fund family or, where Class A shares are not available, Investor Class shares of other funds in the Neuberger Berman fund family. Predecessor Investors also may exchange Class A or Investor Class shares of other funds in the Neuberger Berman fund family for Institutional Class shares of Neuberger Berman New York Municipal Income Fund as long as they continuously maintain an account in Institutional Class shares of Neuberger Berman New York Municipal Income Fund. Predecessor Investors also may exchange Class A shares of a fund in the Neuberger Berman fund family for Class A shares of other funds in the Neuberger Berman fund family or, where Class A shares are not available, Investor Class shares of other funds in the Neuberger Berman fund family. Predecessor Investors also may exchange Investor Class shares of a fund in the Neuberger Berman fund family for Class A shares of other funds in the Neuberger Berman fund family or, where Class A shares are not available, Investor Class shares of other funds in the Neuberger Berman fund family.

Additional Exchange Information for the Neuberger Berman Fund Family

As more fully set forth in a fund’s Prospectus (and except as otherwise set forth above), if shareholders purchased Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met.  Investor Class shares of a fund in the fund family may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectuses) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

An Institution may exchange a fund’s Advisor Class, Investor Class, Trust Class, Institutional Class, Class A, Class C, and Class R3 shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution.  Most Institutions allow you to take advantage of the exchange program.

If shareholders purchased shares of a fund in the fund family directly, they may exchange those shares for shares of the following eligible money market funds (and classes): Investment Class shares of State Street Institutional U.S. Government Money Market Fund, Investment Class shares of State Street Institutional Liquid Reserves Fund, Investment Class shares of State Street Institutional Treasury Plus Money Market Fund, Institutional Class shares of JPMorgan Tax Free Money Market Fund, and Morgan Class shares of JPMorgan New York Municipal Money Market Fund. An investor may exchange shares of an eligible money market fund for shares of a particular class of a fund in the Neuberger Berman fund family only if the investor holds, through NB Management, both shares of that eligible money market fund and shares of that particular class of that fund in the Neuberger Berman fund family.

Exchanges are generally not subject to any applicable sales charges.  However, exchanges from eligible money market funds are subject to any applicable sales charges on the fund in the Neuberger Berman fund family being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the Neuberger Berman fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the Neuberger Berman fund family having a sales charge.

Most investment providers allow you to take advantage of the exchange program.  Please contact your investment provider or NB Management for further information on exchanging your shares.

Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

The Fund may terminate or materially alter its exchange privilege without notice to shareholders.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE or bond market is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first Business Day after termination of the suspension.

Redemptions in Kind

The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Fund Trustees determine that it is in the best interests of the Fund’s shareholders as a whole.

Abandoned Property

It is the responsibility of the investor to ensure that NB Management maintains a correct address for the investor’s account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned to NB Management. If NB Management is unable to locate the investor, then it will determine whether the investor’s account has legally been abandoned. NB Management is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund distributes to its shareholders substantially all of the net investment income it earns (after deducting expenses) and any net capital gains (both long-term and short-term) it realizes. The Fund’s net investment income, for financial accounting purposes, consists of all income accrued on portfolio assets less accrued expenses but does not include capital gains and losses. Net investment income and net gains and losses of the Fund are reflected in its

NAV until they are distributed.

The Fund ordinarily declares income dividends daily. Dividends declared for each month are ordinarily paid on the last Business Day of the month. Shares of the Fund begin earning income dividends on the Business Day after the proceeds of the purchase order for the shares have been converted to “federal funds” and continue to earn dividends through the Business Day they are redeemed. Distributions of net realized capital gains, if any, normally are paid once annually, in December.

The Fund’s dividends and other distributions are automatically reinvested in additional shares of the Fund, unless the shareholder elects to receive them in cash (“cash election”). Direct Shareholders may make a cash election by contacting the Fund in writing (Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403) or by phone (800-877-9700). Cash distributions can be paid by check or through an electronic transfer to a designated bank account. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders (or Institutions) whether received in cash or reinvested in Fund shares.

A cash election remains in effect until the shareholder (or Institution) notifies the Fund in writing (at the above address) to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver the Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election and the shareholder’s dividends and other distributions thereafter will automatically be reinvested in additional Fund shares until the shareholder (or Institution) requests in writing to State Street or the Fund that the cash election be reinstated.

Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the Fund at its NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ADDITIONAL TAX INFORMATION

Taxation of the Fund

To qualify for treatment as a RIC under the Code, the Fund – which is treated as a separate corporation for federal tax purposes – must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss, both determined without regard to any deduction for dividends paid) plus its net interest income excludable from gross income under section 103(a) of the Code (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following:

(1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities; and

(2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than Government securities or securities of other RICs) of any one issuer and (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses.

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain and amounts that otherwise would be “exempt-interest dividends” (described below), as dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15% for taxable years beginning before January 1, 2013). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions each year to avoid liability for the Excise Tax.

Dividends the Fund pays will qualify as “exempt-interest dividends” if it satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the Fund intends to satisfy this requirement. Exempt-interest dividends constitute the portion of the Fund’s aggregate dividends equal to the excess of its excludable interest over certain amounts disallowed as deductions.

The Fund may acquire municipal or taxable zero coupon or other securities issued with OID. As a holder of those securities, the Fund must include in gross income (or take into account, in the case of municipal OID securities) the OID that accrues on the securities during the taxable year, even if it receives no corresponding cash payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any accrued taxable and tax-exempt OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

The Fund’s use of hedging strategies, such as writing (selling) and purchasing futures and options contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from Financial Instruments the Fund derives with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

Some futures contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) -- except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and certain swaps -- in which the Fund invests may be subject to Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of short-term capital gain taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

When a covered call option written (sold) by the Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than such amount. When a covered call option written by the Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security.

The Fund may invest in bonds that are purchased, generally not on their original issue, with “market discount” (that is, at a price less than the bond’s principal amount or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (“market discount bonds”). Market discount less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of a market discount bond, other than a bond with a fixed maturity date within one year from its issuance, generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition. In lieu of treating the disposition gain as described above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Taxation of the Fund’s Shareholders

Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes, although the amount of those dividends must be reported on the recipient’s federal income tax return. Accordingly, the amount of exempt-interest dividends -- and, to the extent determination thereof is possible after reasonable effort, the part thereof constituting interest that is a Tax Preference Item -- that the Fund pays to its shareholders will be reported to them annually on Forms 1099-INT (or substitutes therefor).

Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares generally is not deductible for federal income tax purposes.

Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by private activity bonds (“PABs”) should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, “substantial user” is defined to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs. Except as noted in the following sentence, (1) interest on certain PABs is a Tax Preference Item, although that interest remains fully tax-exempt for regular federal income tax purposes, and (2) interest on all tax-exempt obligations is included in a corporation’s “adjusted current earnings” for AMT purposes (“ACE”), without regard to whether the Fund’s tax-exempt interest is attributable to PABs. Pursuant to the American Recovery and Reinvestment Tax Act of 2009, interest on PABs will not be a Tax Preference Item or be included in a corporation’s ACE with respect to bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for a taxable year for recipients whose modified adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits for the year exceeds certain base amounts. Exempt-interest dividends from the Fund still would be tax-exempt to the extent described above; they would only be included in the calculation of whether a recipient’s income exceeded the established amounts.

If the Fund invests in instruments that generate taxable interest income, under the circumstances described in the Prospectus and in the discussion of market discount bonds above, the portion of any Fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the “actual earned” method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if the Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

Shareholders’ treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

If Fund shares are redeemed at a loss (including pursuant to the next paragraph) after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

As described in “Maintaining Your Account” in the Prospectus, the Fund may close a shareholder’s account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. Such a redemption will result in taxable gain or loss to the shareholder, depending on whether the redemption proceeds are more or less than its adjusted basis in the redeemed shares.

The Fund is required to withhold and remit to the U.S. Treasury 28% of all taxable dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to those shareholders who are subject to backup withholding for any other reason.

A shareholder’s basis in Fund shares that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the previous requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

FUND TRANSACTIONS

Purchases and sales of portfolio securities generally will be transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically will not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), the Fund will seek to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, the Manager will consider such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers.

The Manager also may consider the brokerage and research services that broker-dealers provide to the Fund or the Manager. Under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, the Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders.  Affiliates of NB Management may act as a broker for the Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market) where such a broker is capable of providing best execution (“Affiliated Brokers”).  For Fund transactions which involve securities traded on the OTC market; the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.

Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. The Fund may use an Affiliated Broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

The use of an Affiliated Broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions paid an Affiliated Broker must be (1) at least as favorable as commissions contemporaneously charged by the Affiliated Broker on comparable transactions for its most favored unaffiliated customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm and customers of the Affiliated Broker considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which an Affiliated Broker determines that the commissions paid to the Affiliated Broker by the Fund are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions other than an Affiliated Broker, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by those brokers as well as any expense offset arrangements offered by the brokers.

In certain instances the Manager specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, the Manager always considers its best execution obligation when deciding which broker to utilize.

A committee comprised of officers of NB Management and/or employees of NBFI who are Portfolio Managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of NBFI’s managed accounts (“Managed Accounts”) evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Fund by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and, in some cases, by NBFI in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and by NBFI from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund’s benefit.

Expense Offset Arrangement

The Fund may enter into an expense offset arrangement in connection with its custodian contract.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

Proxy Voting

The Board has delegated to NB Management the responsibility to vote proxies related to the securities held in the Fund’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Fund. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy

The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors,

institutional investors, intermediaries, third party service providers to NB Management or the Fund, rating and ranking organizations, and affiliated persons of the Fund or NB Management (the “Potential Recipients”) unless such disclosure is consistent with the Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).

NB Management and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” NB Management may determine to expand the categories of Allowable Recipients only if it is determined that the Best Interests Standard has been met and only with the written concurrence of NB Management’s legal and compliance department. These procedures are designed to address conflicts of interest between the shareholders, on the one hand, and NB Management or any affiliated person of either NB Management or the Fund on the other, by creating a review and approval process of potential recipients of portfolio holdings, which seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund and its shareholders.

Portfolio Holdings Disclosure Procedures

Disclosure of portfolio holdings may be requested by completing and submitting a holdings disclosure form to NB Management’s legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

Neither the Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. The Chief Compliance Officer shall report any material issues that may arise under these policies to the Board of Trustees.

Pursuant to a Code of Ethics adopted by the Fund, NB Management and NBFI (“NB Code”), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Fund’s shareholders.  The NB Code also prohibits any person associated with the Fund, NB Management or NBFI, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Fund from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients

The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

State Street Bank and Trust Company (“State Street”). The Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs State Street as the custodian of its assets.  As custodian, State Street creates and maintains all records relating to the Fund’s activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of the Fund, except with the Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.

Other Third-Party Service Providers.  The Fund may also disclose portfolio holdings information prior to their being made public to its independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Fund.

In addition, the Fund may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or NBFI.  Currently, the Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) each day for this purpose.  FactSet receives reasonable compensation for its services.

The Fund may also, from time to time, disclose portfolio holdings information to a proxy solicitation service, Glass Lewis, or to a corporate action service provider, ISS, although they typically receive holdings information after that information is already public.

In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Rating, Ranking and Research Agencies.  The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.  The Fund provides its complete portfolio holdings to: Vestek each day, Lipper, a Reuters company, on the sixth business day of each month; Bloomberg and Morningstar on the sixth business day of each month, with a one month delay (but if the Fund posts its holdings quarterly, it provides its holdings on a quarterly basis); and RiskMetrics on the sixth business day of each month (holdings that are sent are on a two-month delay).  The Fund also provides its complete month-end portfolio holdings to Data Communiqué International (“DCI”), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of the

Fund’s top 10 holdings.  No compensation is received by the Fund, NB Management, NBFI or any other person in connection with the disclosure of this information.  NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

REPORTS TO SHAREHOLDERS

Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an amended and restated Trust Instrument dated as of June 24, 2009. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has seven separate operating series (including the Fund).  The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Prior to June 1, 2009, the name of the Trust was Lehman Brothers Income Funds. Prior to June 1, 2007, the name of the Trust was Neuberger Berman Income Funds.

Description of Shares.  The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Shareholder Meetings.  The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund or Class entitled to vote at the meeting.

Certain Provisions of Trust Instrument.  Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

Other.  For Fund shares that can be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

The Fund has selected State Street, 2 Avenue de Lafayette, Boston, MA 02111, as custodian for its securities and cash. State Street also serves as the Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, no shareholder owned five percent or more of the shares of the Fund.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The following financial statements and related documents are incorporated herein by reference from the Empire Builder Fund’s Annual Report to shareholders for the fiscal year ended February 29, 2012 (File Nos. 002-86931 and 811-03907; filed on April 19, 2012; Accession Number 0001111830-12-000249):

The audited financial statements of Empire Builder Fund, notes thereto, and the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, with respect to such audited financial statements for the fiscal year ended February 29, 2012.

The following financial statements and related documents are incorporated herein by reference from the Empire Builder Fund’s Semi-Annual Report to shareholders for the period ended August 31, 2012 (File Nos. 002-86931 and 811-03907; filed on November 11, 2012; Accession Number 0001111830-12-000810):

The unaudited financial statements of Empire Builder Fund and notes thereto for the fiscal period ended August 31, 2012.

New Fund has not yet commenced operations and thus has no financial information of its own. If the Reorganization Plan is approved by shareholders of Empire Builder Fund, New Fund will adopt the Builder Class of Empire Builder Fund’s historical financial information

Appendix A

Long-Term and Short-Term Debt Securities Rating Descriptions

Standard & Poor’s (“S&P”) Corporate Long-Term Issue Ratings:

The following descriptions of S&P’s long-term issue ratings have been published by Standard & Poor’s Financial Service LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

A-1

C – A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) – The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings:

The following descriptions of Moody’s long-term obligation ratings have been published by Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

A-2

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings’ (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:

The following descriptions of Fitch’s long-term corporate finance obligation ratings have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present.  For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

A-3

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.  For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

emr – The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Fitch’s Structured, Project & Public Finance Obligations -- Long-Term Ratings:

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch, Inc., Fitch Ratings Ltd and its subsidiaries.
AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-4

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC – Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C – Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D – Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

●	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

●
the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults – “Imminent” default , categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns – Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument.

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Where the agency believes the “writedown” may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.  The suffix ‘sf’’ denotes an issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see the criteria available at www.Fitchratings.com.

In the case of public finance, the ratings do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

Plus (+) or Minus (-) – The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

S&P’s Municipal Short-Term Note Ratings:

The following descriptions of S&P’s municipal short-term note ratings have been published by Standard & Poor’s Financial Services LLC.

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

Moody’s US Municipal Short-Term Obligation Ratings:

The following descriptions of Moody’s US Municipal Short-Term obligation ratings have been published by Moody's Investors Service, Inc.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

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SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P’s Short-Term Issue Credit Ratings:

The following descriptions of S&P’s short-term issue credit ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 – A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 – A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 – A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such

A-7

payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Obligation Ratings:

The following descriptions of Moody’s short-term obligation ratings have been published by Moody's Investors Service, Inc.

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Short-Term Obligation Ratings:

The following descriptions of Fitch’s short-term obligation ratings have been published by Fitch, Inc., Fitch Ratings Ltd and its subsidiaries.

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and

A-8

economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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NEUBERGER BERMAN INCOME FUNDS
FORM N-14

PART C

OTHER INFORMATION

Item 15.            Indemnification.

A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever.  Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant (“Covered Person”) to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding (“Action”) in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof.  Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant.  In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Registrant (“Independent Trustees”), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Section 9 of the Management Agreements between Neuberger Berman Management LLC (“NB Management”) and the Registrant provide that neither NB Management nor any director, officer or employee of NB Management performing services for any series of the Registrant at the direction or request of NB Management in connection with NB Management’s discharge of its obligations under the Agreements shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreements relate; provided, that nothing in the Agreements shall be construed (i) to protect NB Management against any liability to the Registrant or any series thereof or its interest holders to which NB Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NB Management’s reckless disregard of its obligations and duties under the Agreements, or (ii) to protect any director, officer or employee of NB Management who is or was a trustee or officer of the Registrant against any liability to the Registrant or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Registrant.

Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman Fixed Income LLC (“NBFI”) with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or of reckless disregard of its duties and obligations under the Agreement, NBFI will not be subject to any liability for any act or omission or any loss suffered by any series of the Registrant or their interest holders in connection with the matters to which the Agreements relate.

Section 6 of the Sub-Advisory Agreement between NB Management and NBFI and the Registrant provides that neither NBFI nor any director, officer or employee of NBFI performing services for any series of the Registrant at the direction or request of NBFI in connection with NBFI’s discharge of its obligations under the Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreement relates; provided, that nothing in the Agreement shall be construed (i) to protect NBFI against any liability to the Registrant or any series thereof or its interest holders to which NBFI would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NBFI’s reckless disregard of its obligations and duties under the Agreement, or (ii) to protect any director, officer or employee of NBFI who is or was a trustee or officer of the Registrant against any liability to the Registrant or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Registrant.

Section 11 of the Administration Agreements between the Registrant and NB Management on behalf of each of the classes of shares of each of the Registrant’s series provides that NB Management will not be liable to the Registrant for any action taken or omitted to be taken by NB Management or its employees, agents or contractors in carrying out the provisions of the Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of NB Management, or its employees, agents or contractors.  Section 12 of each Administration Agreement provides that the Registrant shall indemnify NB Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by NB Management that result from:  (i) any claim, action, suit or proceeding in connection with NB Management’s entry into or performance of the Agreement; or (ii) any action taken or omission to act committed by NB Management in the performance of its obligations under the Agreement; or (iii) any action of NB Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of a Series; provided, that NB Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NB Management, or its employees, agents or contractors.  Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Series, and not from assets belonging to any other Series of the Registrant.  Section 13 of each Administration Agreement provides that NB Management will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by the Registrant that result from:  (i) NB Management’s failure to comply with the terms of the Agreement; or (ii) NB Management’s lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NB Management, or its employees, agents or contractors in connection with the Agreement.  The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than NB Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NB Management, any affiliated person of NB Management, or any affiliated person of an affiliated person of NB Management.

Section 11 or Section 14 of the Distribution Agreements between the Registrant and NB Management (on behalf of each class of the Registrant) provides that NB Management shall look only to the assets of a Series for the Registrant’s performance of the Agreement by the Registrant on behalf of such Series, and neither the Trustees nor any of the Registrant’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.                Exhibits.

Exhibit Number	Description
(1)	(a)	Restated Certificate of Trust. Incorporated by Reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed July 29, 2009).
(b)
Trust Instrument, Amended and Restated. Incorporated by Reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed July 29, 2009).

	(c)	Amended Schedule A to Trust Instrument, Amended and Restated. Filed Herewith.
(2)	By-laws, Amended and Restated. Incorporated by Reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802. (Filed July 29, 2009).
(3)	Voting Trust Agreement. Not Applicable.

Exhibit Number	Description
(4)	Plans of Reorganization. Filed Herewith as Appendix A to Prospectus and Proxy Statement of Neuberger Berman New York Municipal Intermediate Bond Fund.
(5)	(a)	Trust Instrument, Amended and Restated, Article V. Incorporated by Reference to Item (1)(b) above.
	(b)	By-Laws, Amended and Restated, Articles V, VI, and VIII. Incorporated by Reference to Item (2) above.
(6)	(a)	(i)
Management Agreement Between Registrant and Neuberger Berman Management LLC (“NB Management”) with respect to Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii)
Amended Management Agreement Schedules A and B. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

(iii)
Sub-Advisory Agreement Between NB Management and Neuberger Berman Fixed Income LLC with respect to Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(iv)
Amended Sub-Advisory Agreement Schedule A. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

	(b)	(i)
Management Agreement Between Registrant and NB Management with respect to Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman New York Municipal Intermediate Bond Fund and Neuberger Berman Short Duration High Income Fund.  Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii)
Amended Management Agreement Schedules A and B. Incorporated by Reference to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed October 15, 2012).

Exhibit Number	Description
(iii)
Sub-Advisory Agreement Between NB Management and Neuberger Berman Fixed Income LLC with respect to Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman New York Municipal Intermediate Bond Fund and Neuberger Berman Short Duration High Income Fund. Incorporated by Reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 29, 2009).

(iv)
Amended Sub-Advisory Agreement Schedules A and B. Incorporated by Reference to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed October 15, 2012).

(7)	(a)	(i)
Distribution Agreement Between Registrant and NB Management with Respect to Investor Class Shares of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Short Duration Bond Fund.  Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii)
Amended Distribution Agreement Schedule with Respect to Investor Class Shares of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Short Duration Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

	(b)	(i)
Distribution Agreement Between Registrant and NB Management with Respect to Trust Class Shares of Neuberger Berman Short Duration Bond Fund.  Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii)
Amended Distribution Agreement Schedule with Respect to Trust Class Shares of Neuberger Berman Short Duration Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

	(c)	(i)
Distribution Agreement Between Registrant and NB Management with Respect to Institutional Class Shares.  Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

Exhibit Number	Description
(ii)
Amended Distribution Agreement Schedule with Respect to Institutional Class Shares. Incorporated by Reference to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed October 15, 2012).

(d)	(i)
Distribution and Services Agreement Between Registrant and NB Management with Respect to Investor Class Shares of Neuberger Berman Core Bond Fund.  Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii)
Amended Distribution and Services Agreement Schedule with Respect to Investor Class Shares of Neuberger Berman Core Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

(e)	(i)
Distribution and Services Agreement Between Registrant and NB Management with Respect to Trust Class Shares of Neuberger Berman Strategic Income Fund.  Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii)
Amended Distribution and Services Agreement Schedule with Respect to Trust Class Shares of Neuberger Berman Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

(f)	(i)
Distribution and Services Agreement Between Registrant and NB Management with Respect to Class A Shares.  Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii)
Amended Distribution and Services Agreement Schedule with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed April 25, 2012).

(g)	(i)
Distribution and Services Agreement Between Registrant and NB Management with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

Exhibit Number	Description
(ii)
Amended Distribution and Services Agreement Schedule with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed April 25, 2012).

	(h)	(i)
Distribution and Services Agreement Between Registrant and NB Management with Respect to Class R3 Shares of Neuberger Berman High Income Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 29, 2009).

(ii)
Amended Distribution and Services Agreement Schedule with Respect to Class R3 Shares of Neuberger Berman High Income Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

(8)	Bonus, Profit Sharing Contracts. None.
(9)	(a)
Custodian Contract Between Registrant and State Street Bank and Trust Company.  Incorporated by Reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 23, 1996).

(b)
Schedule of Compensation under the Custodian Contract.  Incorporated by Reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed January 31, 1997).

(c)
Amendment to Custodian Contract Between Registrant and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

(10)	(a)	(i)
Plan Pursuant to Rule 12b-1 with Respect to Neuberger Berman Investor Class (now, Investor Class) Shares.  Incorporated by Reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed June 1, 2005).

(ii)
Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Investor Class Shares of Neuberger Berman Core Bond Fund.  Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

Exhibit Number	Description
(b)	(i)
Plan Pursuant to Rule 12b-1 with Respect to Trust Class Shares of Neuberger Berman Strategic Income Fund.  Incorporated by Reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 28, 2007).

(ii)
Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Trust Class Shares of Neuberger Berman Strategic Income Fund.  Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

(c)	(i)
Plan Pursuant to Rule 12b-1 with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 17, 2007).

(ii)
Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed April 25, 2012).

(d)	(i)
Plan Pursuant to Rule 12b-1 with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 17, 2007).

(ii)
Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Class C Shares.  Incorporated by Reference to Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed April 25, 2012).

(e)	(i)
Plan Pursuant to Rule 12b-1 with respect to Class R3 Shares of Neuberger Berman High Income Bond Fund.  Incorporated by Reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 29, 2009).

(ii)
Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Class R3 Shares of Neuberger Berman High Income Bond Fund.  Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

(f)	(i)	Plan Pursuant to Rule 18f-3. Incorporated by Reference to Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed July 9, 2012).

Exhibit Number	Description
(11)	Opinion and Consent of Counsel. (Filed herewith).
(12)	Opinion of Counsel Supporting Tax Matters. To Be Filed by Amendment Within a Reasonable Time After Closing.
(13)	(a)
Transfer Agency and Service Agreement Between Registrant and State Street Bank and Trust Company.  Incorporated by Reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 28, 2007).

	(b)	(i)
Administration Agreement Between Registrant and NB Management with Respect to Investor Class Shares.  Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii)
Amended Administration Agreement Schedules A and B with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

	(c)	(i)
Administration Agreement Between Registrant and NB Management with Respect to Trust Class Shares of Neuberger Berman Short Duration Bond Fund.  Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii)
Amended Administration Agreement Schedules A and B with Respect to Trust Class Shares of Neuberger Berman Short Duration Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

	(d)	(i)
Administration Agreement Between Registrant and NB Management with Respect to Trust Class Shares of Neuberger Berman Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii)
Amended Administration Agreement Schedules A and B with Respect to Trust Class Shares of Neuberger Berman Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

Exhibit Number	Description
(e)	(i)
Administration Agreement Between Registrant and NB Management with Respect to Institutional Class Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii)
Amended Administration Agreement Schedules A and B with Respect to Institutional Class Shares. Incorporated by Reference to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed October 15, 2012).

(f)	(i)
Administration Agreement Between Registrant and NB Management with Respect to Class A Shares.  Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii)
Amended Administration Agreement Schedules A and B with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed April 25, 2012).

(g)	(i)
Administration Agreement Between Registrant and NB Management with Respect to Class C Shares.  Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii)
Amended Administration Agreement Schedules A and B with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed April 25, 2012).

(h)	(i)
Administration Agreement Between Registrant and NB Management with Respect to Class R3 Shares of Neuberger Berman High Income Bond Fund.  Incorporated by Reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 29, 2009).

(ii)
Amended Administration Agreement Schedules A and B with Respect to Class R3 Shares of Neuberger Berman High Income Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

Exhibit Number	Description
(i) (i)
Expense Limitation Agreement Between Registrant and NB Management with Respect to the Funds and Classes listed on the attached Schedule A. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

(ii)
Expense Limitation Agreement Between Registrant and NB Management with respect to Class A, Class C and Investor Class shares for Neuberger Berman Short Duration High Income Fund.  Incorporated by Reference to Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed July 9, 2012).

(iii)
The form of Expense Limitation Agreement Between Registrant and NB Management with respect to Institutional Class shares of Neuberger Berman New York Municipal Intermediate Bond Fund is substantially identical to the Expense Limitation Agreement in exhibit (13)(i)(ii), except that the expense limit is as set forth in Neuberger Berman New York Municipal Intermediate Bond Fund’s statement of additional information.  Incorporated by Reference to Post-Effective Amendment No. 91 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed July 9, 2012).

(14)	Consents of Independent Auditors. (Filed herewith).
(15)	Financial Statements Omitted from Prospectus. None.
(16)	Power of Attorney. (Filed herewith).
(17)	Proxy Card. (Filed herewith).

Item 17.                      Undertakings.

(1)           The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)           The undersigned registrant agrees that a final form of the Opinion and Consent of K&L Gates LLP regarding certain tax matters and consequences to shareholders discussed in the Combined Proxy Statement and Prospectus will be filed in a post-effective amendment to this registration statement.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of New York, and the State of New York, on the 30th day of November, 2012.

NEUBERGER BERMAN INCOME FUNDS

By:	/s/ Robert Conti
Name:	Robert Conti
Title:	President and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Robert Conti	President, Chief Executive Officer and Trustee	November 30, 2012
Robert Conti
/s/ John M. McGovern	Treasurer and Principal Financial and Accounting Officer	November 30, 2012
John M. McGovern
/s/ Joseph V. Amato	Trustee	November 30, 2012
Joseph V. Amato*
/s/ Faith Colish	Trustee	November 30, 2012
Faith Colish*
/s/ Martha C. Goss	Trustee	November 30, 2012
Martha C. Goss*
/s/ C. Anne Harvey	Trustee	November 30, 2012
C. Anne Harvey*
/s/ Michael M. Knetter	Trustee	November 30, 2012
Michael M. Knetter*
/s/ Howard A. Mileaf	Trustee	November 30, 2012
Howard A. Mileaf*

Signature	Title	Date
/s/ George W/ Morriss	Trustee	November 30, 2012
George W. Morriss*
/s/ Jack L. Rivkin	Trustee	November 30, 2012
Jack L. Rivkin*
/s/ Tom D. Seip	Chairman of the Board and Trustee	November 30, 2012
Tom D. Seip*
/s/ Candace L. Straight	Trustee	November 30, 2012
Candace L. Straight*
/s/ Peter P. Trapp	Trustee	November 30, 2012
Peter P. Trapp*

*Signatures affixed by Lori L. Schneider on November 30, 2012 pursuant to power of attorney, which is filed herewith.

NEUBERGER BERMAN INCOME FUNDS
EXHIBIT INDEX

Exhibit Number	Description
(1) (c)	Amended Schedule A to Trust Instrument
(4)	Plans of Reorganization. Filed Herewith as Appendix A to Prospectus and Proxy Statement of Neuberger Berman New York Municipal Intermediate Bond Fund.
(11)	Opinion and Consent of Counsel
(14)	Consents of Independent Auditors.
(16)	Power of Attorney.
(17)	Proxy Card.